                                                                   EXHIBIT 10.24



         THIS SUBLEASE (the "Sublease") is entered into as of the date set forth in Section 1.1(e) below, by and between the Sublandlord and the Subtenant set forth below.

                              W I T N E S S E T H

         1. SUBLEASE SUMMARY AND DEFINITIONS.

         1.1. The Sublease provisions and definitions set forth in this Section
1.1 in summary form are solely to facilitate convenient reference by the parties. If there is any conflict between this Section and any other provisions of this Sublease, the latter shall control.

(a) Sublandlord's Name             COMPUTER ASSOCIATES
    and address:                   INTERNATIONAL, INC.
                                   1 Computer Associates Plaza
                                   Islandia, N.Y. 11788-7000
                                   Attn: Senior Vice President - Facilities
                                   Rent payments to above address:
                                   Attention: Treasurer-Rent Collection

(b) Sublandlord's State of
    Incorporation:                 Delaware

(c) Subtenant's Name and           TCSI Corporation
    address:                       2121 Alston Way
                                   Berkeley, CA 94704
                                   Attn: Paul Farmer

(d) Subtenant's State of
    Incorporation:                 Nevada

(e) Sublease Date:                 July 12, 1996

(f) Overlandlord's Name and        Alameda Real Estate Investors
    Address:                       Vintage Properties
                                   393 Vintage Park Drive, Ste. 210
                                   Foster City, CA 94404

(g) Overlease:                     Lease dated June 25, 1992 between
                                   Overlandlord and Sublandlord as amended by Amendment No.1 dated January 29, 1993, and Amendment No. 2 dated December 1,
                                   1994.

(h) Unincorporated provisions
    of the Overlease:              Articles: 2B, 2C, 3A, 3B(XV), 3C, 3D, 4B,
                                             4C, 4E, 4H, 5, 14, 32, 36, 45
                                             and 46.
                                   Exhibits: A, B, B-1 and C

STANDARD SUBLEASE AGREEMENT
as of June 21, 1996



(i) Building:                      1080 MARINA VILLAGE PARKWAY
                                   ALAMEDA, CALIFORNIA

(j) Premises:                      Initially, 34,684 Rentable Square Feet,
                                   subsequently increased to 54,504 RSF and finally increased to 72,967 Rentable Square
                                   Feet comprised of the entire 1st, 2nd, 3rd and 4th Floors, such square footage to be provided to Subtenant in stages during the Sublease Term.

(k) Sublease Commencement Date:    September 1, 1996

(l) Sublease Expiration Date:      September 30, 2004

(m) Base Rent:

                                   Annual
                                   Rent per rentable
Monthly Periods     Square Feet    square foot          Monthly Base Rent    Annual Base Rent
---------------     -----------    -----------------    -----------------    ----------------

months 1-7          34,684         $ 19.20              $ 55,494.40          $  665,932.80
months 8-18         54,504         $ 19.20              $ 87,206.40          $1,046,476.80
months 19-60        72,967         $ 19.20              $116,747.20          $1,400,966.40
months 61-97        72,967         $ 20.76              $126,232.91          $1,514,794.92

(n) Prepaid Base Rent:             $55,494.40

(o) Operating Expenses/Taxes:      Increases over 1997 Base Year
                                   Subtenant temporarily responsible
                                   for all operating/taxes for entire
                                   space - See Article 13.

(p) Subtenant's Proportionate      81.747%
    Share:

(q) Electric Charge:               Included. See Article 14.

(r) Security Deposit:              $500,000 to be reduced pursuant to
                                   Article 16.

(s) Alterations:                   "As Is". See Article 7

(t) Brokers:                       For Sublandlord: BT Commercial
                                   For Subtenant: Aegis Corporate Services

STANDARD SUBLEASE AGREEMENT
as of June 21, 1996



(u) Parking:                       3.4 spaces per 1,000 square feet at no cost.

(v) Renewal Option:                See Article 21.

(w) Expansion Option:              Entire 5th Floor subject to current tenant;
                                   See Article 22.

         2. SUBLEASE GRANT

         2.1. By lease (hereinafter referred to as the "Overlease") described above, the Overlandlord leased to Sublandlord certain space (hereinafter called the "Leased Space") in the Building in accordance with the terms of the Overlease. A copy of the Overlease (from which certain terms which do not relate to Subtenant's obligations hereunder may have been deleted) is annexed hereto as EXHIBIT A.

         2.2. In consideration of the obligation of Subtenant to pay rent as herein provided and in consideration of the other terms, covenants and conditions hereof, Sublandlord hereby leases to Subtenant and Subtenant hereby hires from Sublandlord, upon and subject to the provisions of this Sublease and the Overlease, the square feet of rentable area as set forth in Section 1.1 herein and as shown hatched on EXHIBIT B annexed hereto and made a part hereof (hereinafter called the "Premises"). Sublandlord shall make the computer room available on or about June 1, 1997.

         3. SUBLEASE TERM

         3.1. Subject to the other provisions hereof, this Sublease shall continue in full force and effect for a primary term beginning on the Sublease Commencement Date and ending on the Sublease Expiration Date as defined above. Such term, as it may be extended or modified only by written agreement of the parties or pursuant to an express provision of this Sublease, is herein called the "Sublease Term".

         4. RENT

         4.1. Subtenant, in consideration of this Sublease agrees to pay to Sublandlord as rent ("Base Rent") the amounts set forth in SECTION 1.1 hereof. Base Rent is payable in advance and without demand, at Sublandlord's office (or such other location as Sublandlord shall designate) by check in equal monthly installments, on the first day of each month during the Sublease Term without any set-off, off-set, abatement or reduction whatsoever. Subtenant's failure to receive an invoice from Sublandlord for the rent shall not relieve Subtenant from its obligation of timely payment hereunder. The Prepaid Base Rent shall be paid upon Subtenant's execution of this Sublease. In the event the Sublease Commencement Date is after the first day of the month, Subtenant shall be entitled to a pro rated credit for each such day after the first day of the month to be applied towards the next month's payment.

         4.2. As used in this Sublease, "Rent" shall mean the Base Rent, the Operating Expense reimbursements pursuant to SECTION 1.1, and all other monetary obligations provided for in this

STANDARD SUBLEASE AGREEMENT
as of June 21, 1996



Sublease to be paid by Subtenant, all of which constitute rental in consideration for this Sublease.

         4.3. In the event the rent is not paid when due as aforesaid, interest shall accrue thereon at the lesser of 18% per annum or the maximum rate permitted by law. In addition, if the rent is not paid by the tenth day of any given month, Subtenant shall pay as a penalty to Sublandlord an additional amount equal to five percent (5%) of the rent which is due, but not less than $100.

         5. ASSIGNMENT OR UNDERLETTING

         5.1. Subtenant shall not (a) assign this Sublease, nor (b) permit this Sublease to be assigned by operation of law or otherwise, nor (c) underlet all or any desk space therein to be occupied by any person(s), without first obtaining:

              (a) Overlandlord's consent and all other required consents to such assignment or subletting as set forth in and pursuant to the Overlease, and

              (b) Sublandlord's consent.

         Notwithstanding anything hereinbefore contained in SECTION 5.1 hereof, in the event Subtenant desires Sublandlord's consent to an assignment of this Sublease or an underletting of all of the Premises, Subtenant by notice in writing (a) shall notify Sublandlord of the name of the proposed assignee or undertenant, furnish such information as to the proposed assignee's or undertenant's financial responsibility and standing as Sublandlord may require, and advise Sublandlord of the covenants, agreements, terms, provisions and conditions contained in the proposed assignment or underlease and (b) shall offer to vacate the Premises and to Surrender the same to Sublandlord as of a date (hereafter called the "Surrender Date") specified in said offer which shall be the last day of any calendar month during the term hereof, provided, however, that the Surrender Date shall not be earlier than the date occurring 120 days after the giving of such notice nor be later than the effective date of the proposed assignment or the commencement date of the term of the proposed underlease. Sublandlord may accept such offer by notice to Subtenant given within 60 days after the receipt of such notice from Subtenant. If Sublandlord accepts such offer, Subtenant shall surrender to Sublandlord, effective as of the Surrender Date, all Subtenant's right, title and interest in and to the entire Premises. If the Premises be so surrendered by Subtenant, this Sublease shall be canceled and terminated as of the Surrender Date with the same force and effect as if the Surrender Date were the date hereinbefore specified for the expiration of the full term of this Sublease.

         5.2. In the event Sublandlord does not accept such offer of Subtenant referred to in SECTION 5.1 hereof, Sublandlord covenants not to unreasonably withhold its consent to such proposed assignment or underletting by Subtenant of the Premises to the proposed assignee or undertenant on said covenants, agreements, terms, provisions and conditions set forth in notice

STANDARD SUBLEASE AGREEMENT
as of June 21, 1996



to Sublandlord referred to in SECTION 5.1 hereof; provided, however, that Sublandlord shall not in any event be obligated to consent to any such proposed assignment or underletting unless:

              (a) the proposed assignee or undertenant is of a financial standing and is engaged in a business and the Premises will be used in a manner which is in keeping with the then standards of the Building;

              (b) the proposed assignee or undertenant is a reputable party;

              (c) the assignment or underletting shall not have the effect (or give the utility company servicing the Building with electricity cause to claim) that Sublandlord may not service the Premises, or any part thereof, with electricity on a "rent inclusion" basis;

              (d) Sublandlord shall have the right, upon five (5) days prior written notice to Subtenant, to require Subtenant thereafter to pay to Sublandlord a sum equal to fifty percent (50%) of: (i) any rent or other consideration paid to Subtenant by any undertenant which is in excess of the fixed annual rent and additional rent then being paid by Subtenant to Sublandlord pursuant to the terms of this Sublease, and (ii) any other profit or gain realized by Subtenant from any such assignment or underletting in connection with any underletting; all sums payable hereunder by Subtenant shall be paid to Sublandlord as additional rent immediately upon receipt thereof by Subtenant and, if requested by Sublandlord, Subtenant shall promptly enter into a written agreement with Sublandlord setting forth the amount of additional rent to be paid to Sublandlord pursuant to this Section;

              (e) there shall be no default by Subtenant under any of the terms, covenants and conditions of this Sublease at the time that Sublandlord's consent to any such assignment or underletting is requested and on the effective date of the assignment or the proposed underlease;

              (f) the proposed assignee or undertenant shall not be (i) a government or any subdivision or agency thereof, (ii) a school college, university or educational institution of any type, whether for profit or non-profit, (iii) a direct competitor of Sublandlord or (iv) an employment or recruitment agency;

              (g) Subtenant shall reimburse Sublandlord for any reasonable expenses that may be incurred by Sublandlord in connection with the proposed assignment or underlease, including without limitation the reasonable costs of making investigations as to the acceptability of a proposed assignee or undertenant and reasonable legal expenses incurred in connection with the granting of any

STANDARD SUBLEASE AGREEMENT
as of June 21, 1996



              requested consent to the assignment or underlease;

              (h) such proposed underletting will result in there being no more than four occupants of the Premises including Subtenant.

         5.3. Provided Subtenant receives Overlandlord's consent, Sublandlord will not withhold its consent to any exempt transfers described in Section 25(D) of the Overlease, and the provisions of Section 5.2(d) above shall not apply to such exempt transfers.

         5.4. Anything contained in the foregoing provisions of this section to the contrary notwithstanding, neither Subtenant nor any other person having an interest in the possession, use, occupancy or utilization of the Premises shall enter into any lease, sublease, license, concession or other agreement for the use, occupancy or utilization of space in the Premises which provides for rental or other payment for such use, occupancy or utilization based, in whole or in part, on the net income or profits derived by any person from the Premises leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and any such purported lease, sublease, license, concession or other agreements shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the Premises.

         6. TERMS OF THE OVERLEASE

         6.1. Except as herein otherwise expressly provided and except for the obligation to pay rent and additional rent under the Overlease, all of the terms, covenants, conditions and provisions in the Overlease are hereby incorporated in, and made a part of this Sublease, and such rights and obligations as are contained in the Overlease are hereby imposed upon the respective parties hereto; the Sublandlord herein being substituted for the Landlord in the Overlease, and the Subtenant herein being substituted for the Tenant named in the Overlease; provided, however, that the Sublandlord herein shall not be liable for any defaults by Overlandlord and, if Overlandlord is not the fee owner, the owner in fee of the land and Building of which the Premises are a part. Neither Sublandlord nor Subtenant shall take any action that shall cause there to occur a default under the terms of the Overlease, nor shall either fail to take any action the failure of which shall cause there to occur such default. If the Overlease shall be terminated for any reason during the term hereof, except due to a default by Sublandlord or a written agreement between Overlandlord and Sublandlord, then and in that event this Sublease shall thereupon automatically terminate and Sublandlord shall have no liability to Subtenant by reason thereof. Upon the termination of this Sublease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Subtenant's right to possession, Subtenant will at once surrender and deliver up the Premises in good condition and repair, reasonable wear and tear excepted. Sublandlord and Subtenant shall promptly deliver to the other any and all notices received from the Overlandlord or its agents which affect the other's rights or obligations under the Overlease or this Sublease.

STANDARD SUBLEASE AGREEMENT
as of June 21, 1996



         6.2. This Sublease is subject to, and Subtenant accepts this Sublease subject to, any amendments and supplements to the Overlease hereafter made between Overlandlord and Sublandlord, provided that any such amendment or supplement to the Overlease will not prevent or adversely affect the use by Subtenant of the Premises in accordance with the terms of this Sublease, increase the obligations of Subtenant or decrease its rights under the Sublease or in any other way materially adversely affect Subtenant.

         6.3. This Sublease is subject and subordinate to the Overlease and to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the Premises are a part and all renewals, modifications, replacements and extensions of any of the foregoing. This SECTION 6.3 shall be self-operative and no further instrument of subordination shall be required. To confirm such subordination, Subtenant shall execute promptly any certificate that Sublandlord may reasonably request, provided that such certificate does not materially adversely affect Subtenant's rights hereunder.

         7. CONDITION OF PREMISES

         7.1. Subtenant has examined the Premises, is aware of the physical condition thereof, and agrees to take the same "as is," (unless otherwise provided in SECTION 15 herein) with the understanding that there shall be no obligation on the part of Sublandlord to incur any expense whatsoever in connection with the preparation of the Premises for Subtenant's occupancy thereof. Any work performed by Subtenant shall be in accordance with the terms of the Overlease and SECTION 15 herein. Notwithstanding anything herein to the contrary, Sublandlord shall provide Subtenant with an allowance (from monies provided by the Overlandlord) equal to $1,641,757 ($22.50/square foot) for the purpose of performing improvements in the Premises and, provided that (a) Overlandlord approves, and (b) Subtenant spends some of its own monies on approved tenant improvements so that at least $1,641,757 is spent on approved tenant improvements, Subtenant may use a portion of the allowance monies for reimbursement of moving expenses for Subtenant's relocation to the Premises. All plans for improvements must first be approved in writing by Sublandlord and Overlandlord, and Subtenant shall provide Sublandlord with paid invoices indicating all such work which was performed, at which point Sublandlord will reimburse Subtenant for such expenditures up to the amount of the allowance.

         8. USE OF PREMISES

         8.1. Subtenant agrees that the Premises shall be occupied only as executive, administrative and general offices for Subtenant's business.

         9. CONSENT OF OVERLANDLORD

         9.1. This Sublease is conditioned upon the consent thereto by Overlandlord which consent shall be evidenced by Overlandlord's signature appended hereto or a separate consent in the form utilized by Overlandlord for such purposes. Subtenant and Sublandlord shall share equally the cost of any fees or charges imposed by the Overlandlord in connection with the obtaining of such consent. Provided Overlandlord's consent does not materially affect the terms

STANDARD SUBLEASE AGREEMENT
as of June 21, 1996



of this Sublease, Subtenant shall immediately execute any documents requested by Overlandlord in order to obtain Overlandlord's approval, and in the event such documents are not signed and returned by Subtenant within five (5) days of receipt, Subtenant hereby appoints Sublandlord as its attorney in fact and authorizes Sublandlord to execute same on Subtenant's behalf.

         9.2. Sublandlord makes no representation with respect to obtaining Overlandlord's approval of this Sublease and, in the event that Overlandlord notifies Sublandlord that Overlandlord will not give such approval, Sublandlord will so notify Subtenant and, upon receipt of such notification by Sublandlord of the disapproval by Overlandlord, this Sublease shall be deemed to be null and void and without force or effect, and Sublandlord and Subtenant shall have no further obligations or liabilities to the other with respect to this Sublease.

         9.3. Except as otherwise specifically provided herein, wherever in this Sublease Subtenant is required to obtain Sublandlord's consent or approval, Subtenant understands that Sublandlord may be required to first obtain the consent or approval of Overlandlord. If Overlandlord should refuse such consent or approval, Sublandlord shall be released of any obligation to grant its consent or approval whether or not Overlandlord's refusal, in Subtenant's opinion, is arbitrary or unreasonable.

         10. DEFAULT

         10.1. Subtenant acknowledges that the services to be rendered to the Premises are to be rendered by Overlandlord. Anything in this Sublease to the contrary notwithstanding, if there exists a breach by Sublandlord of any of its obligations under this Sublease and, concurrently, a corresponding breach by Overlandlord under the Overlease of its obligations under the Overlease exists, then and in such event, Subtenant's sole remedy against Sublandlord in the event of any breach of obligations under this Sublease shall be the right to pursue a claim in the name of Sublandlord against Overlandlord, and Sublandlord agrees that it will, at Subtenant's expense, cooperate with Subtenant in the pursuit of such claim.

         10.2. Anything contained in any provisions of this Sublease to the contrary notwithstanding, Subtenant agrees, with respect to the Premises, to comply with and remedy any default claimed by Overlandlord and caused by Subtenant, within the period allowed to Sublandlord as tenant under the Overlease, even if such time period is shorter than the period otherwise allowed in the Overlease, due to the fact that notice of default from Sublandlord to Subtenant is given after the corresponding notice of default from Overlandlord. Sublandlord agrees to forward to Subtenant, upon receipt thereof by Sublandlord, a copy of each notice of default received by Sublandlord in its capacity as tenant under the Overlease. Subtenant agrees to forward to Sublandlord, upon receipt thereof, copies of any notices received by Subtenant with respect to the Premises from Overlandlord or from any governmental authorities.

         10.3. Subtenant acknowledges that upon breach of any provisions of this Sublease by Subtenant which breach is not cured within the time period provided below, any rights or options

STANDARD SUBLEASE AGREEMENT
as of June 21, 1996



granted to Subtenant under this Sublease or the Overlease relating to expansion, renewal, or any other equity option, shall immediately terminate and shall not be exercisable for the remainder of the Sublease term. Subtenant shall be entitled to a thirty day (30) cure period for all non-monetary breaches (provided that if the nature of the breach is such that more than thirty (30) days are reasonably required for its cure, then no event of default shall be deemed to have occurred if Subtenant commences such cure within such thirty (30) day period and thereafter diligently prosecutes such cure to completion), and if any breach is not cured within any applicable cure period, such breach shall be deemed an event of default. If and whenever there shall occur any event of default of this Sublease, Sublandlord may, at Sublandlord's option, in addition to any other remedy or right given under the Overlease or by law or equity, do any one or more of the following in compliance with applicable provisions of the California Code of Civil Procedure and California Civil Code governing enforcement of leases and/or subleases of commercial real property:

               (a) Terminate this Sublease, in which event Subtenant shall immediately surrender possession of the Premises to Sublandlord;

               (b) Terminate Subtenant's right to possession of the Premises under this Sublease without terminating the Sublease itself, by written notice to Subtenant, in which event Subtenant shall immediately surrender possession of the Premises to Sublandlord;

               (c) Enter upon the Premises by force if necessary without being liable for prosection or any claim for damages therefor, and do whatever Subtenant is obligated to do under the terms of this Sublease; and Subtenant agrees to reimburse Sublandlord on demand for any direct or indirect expenses which Sublandlord or Overlandlord may incur in thus effecting compliance with Subtenant's obligations under this Sublease, and Subtenant further agrees that Sublandlord shall not be liable for any damages resulting to Subtenant from such action.

         10.4. It is hereby expressly stipulated by Sublandlord and Subtenant that any of the above listed actions including, without limitation, termination of this Sublease, termination of Subtenant's right to possession, and re-entry by Sublandlord, will not affect the obligations of Subtenant for the unexpired Sublease Term, including the obligations to pay unaccrued monthly rentals and other charges provided in this Sublease for the remaining portion of the Sublease Term. Sublandlord is entitled to the same remedies as Overlandlord has under the Overlease in addition to the above.

         11. SUBLANDLORD REPRESENTATION

         11.1. Sublandlord represents (a) that it is the holder of the interest of the tenant under the Overlease, and (b) that the Overlease is in full force and effect and no default exists under

STANDARD SUBLEASE AGREEMENT
as of June 21, 1996



the Overlease.

         12. BROKERS

         12.1. Each party hereto covenants, represents and warrants to the other that it has had no dealings or communications with any broker or agent in connection with the consummation of this Sublease other than those set forth in
Section 1.1 hereof, and each party covenants and agrees to pay, hold harmless and indemnify the other from and against any and all cost, expense (including reasonable attorneys' fees) or liability for any compensation, commissions or charges claimed by any broker or agent other than such brokers with respect to this Sublease or the negotiation thereof. Sublandlord shall pay any applicable commission to such brokers in accordance with separate agreements between Sublandlord and such brokers.

         13. OPERATING EXPENSES/TAXES

         13.1. All charges for standard Operating Expenses and Property Taxes, as defined in the Overlease, incurred during normal business hours for the Base Year set forth in Subsection 1.1(o) hereof shall be included in the rent paid herein. Any additional charges shall be paid by Subtenant to Sublandlord as additional rent upon receipt of an invoice for such charges.

         13.2. In addition to Base Rent, Subtenant shall be responsible for all operating expenses and taxes for the entire 72,967 square feet beginning on the Sublease Commencement Date (less the area comprising the computer room until Sublandlord vacates such space, and the area for which Subtenant is paying gross rent).

         14. ELECTRIC CHARGE

         14.1. All charges for standard electric incurred during normal business hours shall be included in the Base Rent paid herein. Any additional charges shall be paid by Subtenant to Sublandlord as additional rent upon receipt of an invoice for such services at actual cost.

         15. ALTERATIONS

         15.1. In the event Subtenant is permitted to perform alterations in the Premises hereunder, Subtenant may make no changes, alterations, additions, improvements or decorations in, to or about the Premises without submitting detailed plans and construction schedules to Sublandlord and receiving Sublandlord's prior written consent to such plans. Subtenant shall make no changes, alterations, additions, improvements or decorations which would result in Overlandlord charging Sublandlord for the cost of same, including any removal costs associated therewith and Subtenant shall comply with all laws and regulations relating to such construction including, but not limited to, receipt of certificates of occupancy, permits and ADA requirements, and shall be responsible for all costs associated therewith. Sublandlord may impose reasonable guidelines as may be necessary to protect its occupancy and rights provided in the Overlease, including placing reasonable restrictions on times when certain types of work may be performed in order to prevent undue intrusion and noise to Sublandlord or other tenants

STANDARD SUBLEASE AGREEMENT
as of June 21, 1996



in the Leased Premises.

         16. SECURITY DEPOSIT

         16.1. As security for the faithful performance and observance by Subtenant of the terms, provisions, covenants and conditions of this Sublease, Subtenant is simultaneously herewith delivering to Sublandlord a security deposit in the amount set forth in Section l.l(r) (the "Security Deposit"), which shall earn a five percent (5%) rate of interest. Upon the first anniversary of the Sublease Commencement Date, provided Subtenant is not then in default under this Sublease (or if Subtenant is in default, at such time as the default has been cured), Sublandlord shall pay over to Subtenant the interest then earned on the Security Deposit. Upon each anniversary thereafter, provided Subtenant is not then in default under this Sublease (or if Subtenant is in default, at such time as the default has been cured), Sublandlord shall pay over to Subtenant all interest earned on the Security Deposit plus $100,000, provided however that the Security Deposit shall not be thereby reduced below the sum of $100,000. In the event that Sublandlord applies any portion of the security in respect of a default by Subtenant, Subtenant shall forthwith restore the amount so applied so that at all times the amount of the Security Deposit shall be not less than the security required to be maintained from time to time. Sublandlord may apply the whole or any part of the Security Deposit to the extent required for the payment of any sum as to which Subtenant is in default, or for any sum which Sublandlord may expend or may be required to expend by reason of Subtenant's default.

         16.2. In the event that Subtenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Sublease, that portion of the Security Deposit not used or applied by Overlandlord, plus interest accrued thereon, shall be returned to Subtenant (i) within thirty (30) days after the Sublease Expiration Date and after delivery of entire possession of the Premises to Sublandlord, or (ii) upon Sublandlord's receipt of an equivalent amount of security from a assignee or undertenant pursuant to an assignment or underletting permitted by Section 5 of this Sublease. In the event of an assignment of the Overlease by Sublandlord, Sublandlord shall have the right to transfer any interest it may have in the security to the assignee and Sublandlord shall thereupon be released by Subtenant from all liability for the return of such security, provided such assignee assumes any responsibilities of Sublandlord with respect to such security, and Subtenant agrees to look solely to the new sublandlord for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new sublandlord. Subtenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Sublandlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

         17. QUIET ENJOYMENT

         17.1. So long as Subtenant pays all of the rent and additional rent due under this Sublease and performs all of Subtenant's other obligations hereunder, Subtenant shall peacefully and quietly have, hold and enjoy the Premises subject, however, to the terms, provisions and

STANDARD SUBLEASE AGREEMENT
as of June 21, 1996



obligations of this Sublease and the Overlease.

         17.2. In the event Subtenant does not completely vacate the Premises by the Sublease Expiration Date or earlier termination of this Sublease, Subtenant shall indemnify and hold harmless Sublandlord in respect of any and all holdover charges or penalties imposed under the Overlease upon Sublandlord in respect of the entire Leased Space and in respect of any and all costs, liabilities or expenses (including attorneys fees) suffered by Sublandlord in respect of same, as and when such costs, liabilities or expenses are incurred. In this regard, Subtenant shall, if requested by Sublandlord, in Sublandlord's sole discretion, defend Sublandlord against any action or proceeding brought against Sublandlord which arises out of said holdover.

         18. INTENTIONALLY OMITTED

         19. NO WAIVER

         19.1. The failure of Sublandlord to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this Sublease or of any of the Rules and Regulations set forth or hereafter adopted by Sublandlord, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Sublandlord of rent with knowledge of the breach of any covenant of this Sublease shall not be deemed a waiver of such breach and no provision of this Sublease shall be deemed to have been waived by Sublandlord unless such waiver be in writing signed by Sublandlord. No payment by Subtenant or receipt by Sublandlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated base rent, additional rent or other charge, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Sublandlord may accept such check or payment without prejudice to Sublandlord's right to recover the balance of such base rent, additional rent or other charge, or pursue any other remedy in this Sublease provided. No act or thing done by Sublandlord or Sublandlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of the demised premises and no agreement to accept such surrender shall be valid unless in writing signed by Sublandlord. No employee of Sublandlord of Sublandlord's agent shall have any power to accept the keys of the demised premises prior to the termination of the Sublease and the delivery of keys to any such agent or employee shall not operate as a termination of the Sublease or a surrender of the demised premises.

         20. NOTICES

         20.1. Any notice, demand or communication which, under the terms of this Sublease or under any statute or municipal regulation must or may be given or made by the parties hereto, shall be in writing and given or made by mailing the same by registered or certified mail, return receipt requested to the address and person designated in Section 1.1(a) and (c) herein.

         Either party, however, may designate such new or other address to which such notices,

STANDARD SUBLEASE AGREEMENT
as of June 21, 1996



demands or communications thereafter shall be given, made or mailed by notice (given in the manner prescribed herein). Any such notice, demand or communication shall be deemed given or served, as the case may be, on the date of the posting thereof. In the event Subtenant's address is not set forth above, notice to Subtenant shall be deemed sufficient if sent to the Premises.

         21. RENEWAL OPTION

         21.1. Sublandlord will cooperate with Subtenant, without the obligation to incur any costs, in Subtenant's efforts to secure a direct lease with Overlandlord after the Sublease Expiration Date.

         22. EXPANSION

         22.1. Pursuant to the terms of the Overlease, Sublandlord has also leased the Fifth Floor of the Building. The Fifth Floor is currently subject to the sublease to Pilot Network Services, Inc. ("Pilot"). Provided that Pilot has not exercised its option to renew its sublease pursuant to Article 18 thereof, Subtenant shall have the option to sublease the Fifth Floor beginning on the termination of the Pilot sublease and continuing for the remainder of the Sublease Term, upon the terms and conditions set forth herein, except that the Base Rent shall be at Fair Market Value at the time of the expansion. Subtenant shall notify Sublandlord in writing of its intent to exercise this expansion option on or before December 31, 1999, but not earlier than June 30, 1999. Within ten (10) business days of receipt of such notice, Sublandlord shall advise Subtenant whether Pilot has exercised its option to renew its sublease. If Pilot has not elected to so renew, Subtenant and Sublandlord shall execute a sublease amendment to reflect the additional square footage.

         22.2. "Fair Market Value" as used above shall mean the going market rental and any adjustment or adjustments to such rental at such time and in such amount or using such formula as is prevailing at the time of the commencement of the expansion term, for comparably equipped space in buildings containing between 50,000 and 250,000 square feet, located within a five (5) mile radius of the expansion space, and in a condition comparable to the then condition of the expansion space, taking into account all legal uses for which the expansion space could be used without material alteration thereto and the value of all the improvements in the expansion space made by Sublandlord or Overlandlord (but adjusting for the age and the then condition of such improvements) for a tenant proposing to sign a lease for a similar term and having financial qualifications similar to Subtenant and using as a guide equivalent space in the size range of the expansion space of a similar age, construction, quality, use and location. Any determination of Fair Market Value shall take into account rental concessions then prevailing in the market (e.g., "free rent," lease assumptions, payment of moving expenses, etc.).

         23. MISCELLANEOUS

         23.1. Where applicable, Subtenant shall be responsible for all additional costs incurred as a result of this Sublease including, but not limited to, security cards, keys and parking cards.

STANDARD SUBLEASE AGREEMENT
as of June 21, 1996



         23.2. This Sublease may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         23.3. This Sublease shall not be binding upon Sublandlord unless and until it is signed by Sublandlord and delivered to Subtenant. This Section 23.3 shall not be deemed to modify the provisions of Section 9 hereof.

         23.4. This Sublease constitutes the entire agreement between the parties and all representations and understandings have been merged herein.

         23.5. This Sublease shall inure to the benefit of all of the parties hereto, their successors and (subject to the provisions hereof) their assigns.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals of the day and year first above written.

ATTEST:                    COMPUTER ASSOCIATES INTERNATIONAL, INC.,
                              Sublandlord

/s/ ILLEGIBLE              By  /s/ ILLEGIBLE
--------------------           -------------------------------
ATTEST:                        TCSI CORPORATION, Subtenant

--------------------       By  /s/ ILLEGIBLE
                               --------------------------------

ACKNOWLEDGED AND AGREED:

ALAMEDA REAL ESTATE INVESTORS, Overlandlord

By: /s/ ILLEGIBLE
    ----------------
    President

                              CONSENT TO SUBLEASE

         Reference is made to that certain Lease (the "Lease") dated June 25, 1992 between Alameda Real Estate Investors ("Landlord") and Computer Associates International, Inc. ("CA") and to that certain sublease (the "Sublease") dated of even date hereof between CA and TCSI Corporation ("TCSI").

         1. Consent to Sublease. Pursuant to the terms of the Lease, CA is obligated to obtain Landlord's consent to the proposed subletting of all or any portion of the space (the "Leasehold") leased by Tenant under the Lease to a non-affiliated, third party tenant. CA has entered into the Sublease with TCSI to sublease a certain portion of the Leasehold (the "Premises"). A copy of the Sublease is attached hereto as Exhibit A. Landlord hereby consents to the attached Sublease; provided, however, Landlord's consent shall not release or alter the primary liability of CA to pay rental and to perform all other obligations to be performed by CA under the Lease.

         2. Tenant Improvement and Moving Expense Reimbursement. Landlord and CA acknowledge that Landlord has agreed to make available the sum of $1,641,757.50, which sum was to be used pursuant to the terms of the Lease to reimburse CA for certain tenant improvements to be constructed at the Leasehold (the "Improvement Fund"). Landlord agrees that it shall reimburse TCSI from the Improvement Fund for tenant improvements performed at the Premises, in an amount not to exceed $1,241,757.50 (the "Reimbursement Maximum"). TCSI shall provide CA and Landlord with paid invoices and final lien waivers and releases indicating such tenant improvement construction when and as performed, upon receipt of which Landlord will promptly reimburse TCSI from the Tenant Improvement Fund for such expenditures up to the amount of the Reimbursement Maximum. Upon TCSI taking possession of the Premises, and upon Landlord's receipt of invoices showing that TCSI has expended in excess of $2,000,000.00 for tenant improvements to the Premises, Landlord shall pay to TCSI from the Improvement Fund the sum of $400,000.00 to reimburse TCSI for a portion of its expenses incurred in moving its offices to the Premises. Landlord and CA hereby acknowledge that Landlord's obligation to pay for, perform and construct certain Renovation Improvements within the Premises pursuant to Exhibit B of the Lease are no longer applicable. Attached hereto (or submitted herewith) are plans for tenant improvements to be performed by TCSI at the Premises, which plans and tenant improvements are hereby approved by CA and by Landlord. Landlord reserves the right to approve of TCSI's contractor, which approval shall not unreasonably be withheld or delayed.

         3. Options to Extend. Pursuant to the terms of the Lease, Landlord has granted to CA three options to extend the term of the Lease (the "CA Options"). With CA's approval, Landlord hereby grants to TCSI three options (the "TCSI Options") to enter into a direct lease with Landlord for the Leasehold. Subject to the terms of this Paragraph 3, the TCSI Options, and the exercise thereof, shall be upon the same terms and conditions as set forth in the Lease for the CA Options. In accordance with the terms of Paragraph 36 of the Lease, CA must give Landlord written notice of its exercise of its initial CA Option not earlier than 24 months, nor later than 18 months, prior to the end of the initial term of the Lease. Accordingly, if TCSI wishes to exercise its initial TCSI Option, it will give Landlord and CA written notice of its intention to do so not earlier than 24 months, nor later than 20 months, prior to the end of the initial term of the Lease. Upon such timely notice exercising the initial TCSI Option, and if and when TCSI and Landlord enter into a direct lease for the Leasehold, all of CA's Options under the Lease shall terminate. If TCSI fails timely to exercise the initial TCSI Option, then CA's Options under the Lease shall remain in effect in accordance with the terms of the Lease. Notwithstanding the foregoing, TCSI may not exercise its initial option hereunder if (i) TCSI is then in material default under the terms of the Sublease and (ii) CA has given TCSI written notice of such material default. TCSI shall have the time periods permitted to cure such default as are provided under the terms of the Sublease, and if TCSI timely cures such default, then TCSI shall be entitled to exercise its initial option so long as such exercise shall have occurred not later than 20 months prior to the end of the initial term of the Lease.

         4. Payment of Sublease Rent: Quiet Enjoyment.

            (a) In the event of a default by CA under the Lease, Landlord shall give written notice to TCSI concurrently with the giving of notice to CA and Landlord may, at its option, and in addition to its other rights and remedies, in such notice require TCSI to make all further payments of rent and other amounts due under the Sublease directly to Landlord, to which action CA hereby consents. In such event, TCSI shall thereafter make payments of rent and other amounts due under the Sublease directly to Landlord and such payments, to the extent thereof, shall be in satisfaction of TCSI's payment obligations to CA under the Sublease and in satisfaction of CA's obligations to Landlord with respect to the amounts paid.

            (b) In the event of any default by CA under the Lease, provided TCSI is not in default under the Sublease Landlord shall recognize TCSI under the terms of the Sublease provided TCSI is not in default under the Sublease and thereafter performs its obligations under the Sublease directly for the benefit of Landlord and cures any such events of default of CA under the Lease within the time periods required under the Lease with respect to the Leasehold as provided under the Sublease, including, without limitation, payment of any rentals or other amounts due and unpaid under the Lease to the extent of TCSI's obligations under the Sublease, even if TCSI has previously paid such amounts directly to CA, provided however that TCSI's obligation to pay rent to CA after it has previously paid rent for the same portion of the Sublease term to CA shall not exceed one month's rent for any period of CA's default prior to TCSI receiving written notice from Landlord of CA's default. Thus, by way of example, if CA defaults in its rent obligations to Landlord commencing on January 1, 2000 and such default continues until March 31, 2000, if Landlord gives TCSI notice of CA's default on March 2, 2000 and in the meantime TCSI has paid to CA rent for January, February and March, then TCSI's obligation to pay Landlord Sublease rent for the period January through March shall be limited to one-month's rent.

            (c) Following an event of default by CA under the Lease, and provided that TCSI performs its obligations under the Sublease directly to Landlord, Landlord shall credit all amounts received from TCSI with respect to the Leasehold for any period of time against amounts due from CA with respect to the same portion of the premises under the Lease during the same period. In addition to all rights and remedies available to Landlord as a result of such default, Landlord shall be entitled to receive from CA: (i) all amounts then due and unpaid under the Lease, together with interest thereon as provided in the Lease; (ii) if the Lease and the Sublease have been terminated as a result of TCSI's default under the Sublease, all amounts which would have been payable to Landlord under the Lease from the date of termination through the expiration of the Lease, together with interest thereon as provided in the Lease; plus (iii) the present value of the amount by which the sum of all payments due from CA to Landlord under the Lease from time to time

Landlord obtains a judgment against CA exceeds the sum of all such amounts payable by TCSI under the terms of the Sublease. In calculating such present value, the discount rate shall be that quoted by the Federal Reserve Banks of San Francisco at the time of the award plus one percent.

         5. Signage. TCSI shall have the right to install building signage and monument signage subject to the Marina Village Project Signage Criteria and all governmental approvals. Landlord and CA shall reasonably cooperate with TCSI in obtaining such approvals. TCSI shall bear the cost of the design, approval, installation and removal of all signage.

         6. Lobby Separation. CA and Landlord acknowledge that TCSI intends to redesign the main lobby of the Building. TCSI shall submit plans and specifications to Landlord and CA for approvals, which approvals shall not be unreasonably withheld or delayed. TCSI shall bear all costs for the construction of lobby improvements. TCSI will not be required to remove or reconstruct any lobby improvements at the termination of its tenancy.

         This Agreement is entered into by the parties as of this 18th day of July 1996.

ALAMEDA REAL ESTATE INVESTMENTS,
A California Limited Partnership
By: VINTAGE PROPERTIES-ALAMEDA COMMERCIAL, a California Corporation, Its Managing General Partner

By: /s/ ILLEGIBLE, President
    ------------------------------------
    Name and Title

COMPUTER ASSOCIATES INTERNATIONAL, INC., a Delaware Corporation

By: /s/ Abraham Poznanski
    ------------------------------------
    Abraham Poznanski
    Senior Vice President - Facilities


TCSI CORPORATION,
a Nevada Corporation

By: /s/ Paul Farmer
    ------------------------------------
    Paul Farmer
    Chief Financial Officer

Design Development Studies: Space Planning
Plan - Level One
(Diagram of Floor Plan)

Design Development Studies: Space Planning
Plan - Level Two
(Diagram of Floor Plan)

Design Development Studies: Space Planning
Plan - Level Three
(Diagram of Floor Plan)

Design Development Studies: Space Planning
Plan - Level Four
(Diagram of Floor Plan)

Entrance Ramp Plan
(Diagram of Plan)

                                     LEASE

                                 BY AND BETWEEN

                        ALAMEDA REAL ESTATE INVESTMENTS,


                        a California limited partnership

                                      AND

                          ASK COMPUTER SYSTEMS, INC.,


                            a California corporation


                          1080 Marina Village Parkway


                              Alameda, California

                               TABLE OF CONTENTS

                                                                            Page

1.       Parties .............................................................1
2.       Demise of Premises...................................................1
3.       Lease Term, Definitions, Early Entry and Construction................1
         A.  Lease Term.......................................................1
         B.  Definitions......................................................1
         C.  Early Entry Following Renovation Improvements....................3
         D.  Construction of Renovation Improvements..........................3
4.       Rent.................................................................3
         A.  Payment of Rent..................................................3
         B.  Schedule of Base Monthly Rent....................................3
         C.  Rental Abatement.................................................4
         D.  Late Charge......................................................4
         E.  Renovation Improvements..........................................4
         F.  Additional Rent..................................................4
         G.  Operating Expenses...............................................4
         H.  Place of Payment.................................................6
5.       Security Deposit.....................................................7
6.       Use of Premises......................................................7
7.       Taxes and Assessments................................................7
         A.  Tenant's Property................................................7
         B.  Payment of Property Taxes........................................7
         C.  Property Taxes Defined...........................................7
         D.  Assessments......................................................8
         E.  Other Taxes......................................................8
         F.  Tenant's Right to Contest........................................8
         G.  Reduction in Property Taxes......................................8
8.       Insurance............................................................8
         A.  Waiver and Indemnity.............................................8
         B.  Tenant's Liability Insurance.....................................9
         C.  Landlord's Liability Insurance...................................9
         D.  Fire and All Risk Insurance......................................9
         E.  Release of Landlord.............................................10
         F.  Mutual Waiver of Subrogation....................................10
9.       Utilities...........................................................10
10.      Repairs and Maintenance.............................................10
         A.  Tenant's Responsibilities.......................................10
         B.  Landlord's Responsibilities.....................................11
         C.  Warranties......................................................12
         D.  Condition on Delivery...........................................12
         E.  Limitation on Repair Obligation of Landlord.....................12
11.      Outside Areas.......................................................12
12.      Amortization of Certain Improvements as Additional Rent.............12
13.      Alterations.........................................................13
         A.  Trade Fixtures..................................................13
         B.  Alterations.....................................................13
         C.  Lien Waiver.....................................................14
         D.  Legally Required Alterations....................................14
14.      Delivery of Possession After Renovation Improvements................14
15.      Default.............................................................15
         A.  Events of Tenant's Default......................................15
         B.  Remedies........................................................15
16.      Destruction.........................................................16
         A.  Landlord's Duty to Restore......................................16
         B.  Landlord's Right to Terminate...................................17
         C.  Tenant's Right to Terminate.....................................18
         D.  Abatement of Rent...............................................18
17.      Condemnation........................................................18
         A.  Definition of Terms.............................................18
         B.  Rights..........................................................18
         C.  Total Taking....................................................19
         D.  Partial Taking..................................................19
         E.  Temporary Taking................................................19
18.      Mechanics' Liens....................................................19
19.      Inspection of the Premises..........................................19
20.      Compliance with Laws................................................19
         A.  Obligation of Tenant............................................19
         B.  Right to Contest................................................20
21.      Subordination.......................................................20
22.      Holding Over........................................................20
23.      Notices.............................................................20
24.      Attorneys' Fees.....................................................21
25.      Nonassignment.......................................................21
         A.  Consent Required................................................21
         B.  Notice Requested................................................22

                               TABLE OF CONTENTS
                                  (continued)
                                                                            Page

         C.  Landlord's Right to Share in Net Subrent Profit.................22
         D.  Exempt Transfers................................................23
26.      Successors..........................................................23
27.      Lender Protection...................................................23
28.      Estoppel Certificates and Financial Statements......................23
29.      Surrender of Lease Not Merger.......................................24
30.      Waiver..............................................................24
31.      General.............................................................24
         A.  Captions........................................................24
         B.  Transfers by Landlord; Limitations on Tenant's Recourse
               for Landlord Default..........................................24
         C.  Time............................................................25
         D.  Severability; Governing Law.....................................25
         E.  Joint and Several Liability.....................................25
         F.  Exhibits........................................................25
         G.  Miscellaneous...................................................25
         H.  Survival........................................................25
32.      Signs...............................................................25
33.      Interest on Past Due Obligations....................................26
34.      Surrender of the Premises...........................................26
35.      Authority...........................................................26
36.      Options to Extend...................................................26
37.      Hazardous Material..................................................27
         A.  Definitions.....................................................27
         B.  Use Restriction.................................................27
         C.  Compliance......................................................29
         D.  Assignment and Subletting.......................................29
         E.  Notice..........................................................29
         F.  Surrender.......................................................29
         G.  Landlord's Obligations..........................................30
38.      Approvals...........................................................30
39.      Reasonable Expenditures.............................................30
40.      Right to Perform Other Party's Covenants............................30
41.      CPI Adjustment......................................................30
42.      Integration and Amendments..........................................30
43.      Memorandum of Lease.................................................31
44.      Non-Discrimination..................................................31
45.      Brokerage Commissions...............................................31
46.      Existing Tenancy....................................................31

                                    EXHIBITS

EXHIBIT A - Diagram(s) of Premises
EXHIBIT B - Improvement Agreement
EXHIBIT C - Diagram of Marina Village Project
EXHIBIT D - Existing Hazardous Material Condition

                                 MARINA VILLAGE
                                     LEASE
                           ASK COMPUTER SYSTEMS, INC.
                          1080 MARINA VILLAGE PARKWAY

As of the Commencement Date (as hereinafter defined) this Lease shall replace and supersede that certain Lease dated August 1, 1984 ("Previous Lease") by and between ASK COMPUTER SYSTEMS, INC., as successor-in-interest to RELATIONAL TECHNOLOGY, INC., as Tenant, and ALAMEDA REAL ESTATE INVESTMENTS, as Landlord, with respect to the Premises (as hereinafter defined), except that the Previous Lease shall continue to govern the rights and obligations of the parties accruing prior to that date with respect to the Premises.

1. Parties. This Lease, dated for reference purposes as of June 25, 1992, is made by and between ALAMEDA REAL ESTATE INVESTMENTS, a California limited partnership ("Landlord"), and ASK COMPUTER SYSTEMS, INC., a Delaware corporation ("Tenant").

2. Demise of Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, upon the terms and conditions hereinafter set forth, those certain premises (the "Premises") situated in the City of Alameda, County of Alameda, State of California, described as follows:

     A. The right to use in common with other tenants of the Building, the Common Areas within the Building and the Outside Areas adjacent to the Building and located on the Parcel (as such terms are hereinafter defined);

     B. Approximately 83,091 square feet of Rentable Area (as defined in Paragraph 3.B(xiv)) as shown on Exhibit A hereto, subject to adjustment under Paragraph 4.C(ii), and located within that building (the "Building") known as 1080 Marina Village Parkway, constructed on a portion of that certain real property described as Lot 3 of Parcel Map 4299 recorded July 24, 1985 in Map Book 155, Pages 21-26, Alameda County Records (the "Parcel"); and

     C. All interior improvements previously constructed or to be constructed (the "Renovation Improvements") in the Premises in accordance with the provisions of the Improvement Agreement attached hereto as Exhibit B.

3.   Lease Term, Definitions, Early Entry and Construction.

     A. Lease Term. The term of this Lease (the "Lease Term") shall commence on June 30, 1992 (the "Commencement Date") and shall end September 30, 2004, unless sooner terminated or extended pursuant to any provision of this Lease. Landlord and Tenant acknowledge that Tenant has the Option, pursuant to that certain Marina Village Lease for 1101 Marina Village Parkway, of even date herewith, to terminate this Lease by notice given to Landlord on or before December 15, 1992.

     B. Definitions. As used herein, the following terms shall have the following meanings:

     (i) The term "Affiliate" shall mean with respect to either Landlord or Tenant, a person or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with Landlord (or either of its constituent partners, or the shareholders or partners of such constituent partners) or Tenant and any officer, director, trustee, stockholder or partner of any such person or entity. For purposes of this definition, the term "control" means the ownership of fifty percent (50%) or more of the beneficial interest or voting power of the appropriate entity (e.g., partnership, corporation, trust, or unincorporated association).

     (ii) The term "Agent" shall mean, with respect to either Landlord or Tenant, its respective agents, employees, contractors (and their subcontractors), and invitees (and in the case of Tenant, its subtenants).

     (iii) The term "Agreed Interest Rate" shall mean the "prime" or reference rate announced from time to time by the Bank of America, NT & SA, or its successor, for short-term commercial loans plus two percent (2%) per annum, but in no event to exceed the maximum interest rate permitted by law.

      (iv) The term "Alterations" shall mean all improvements, additions, alterations and fixtures installed in the Premises by Tenant at its expense which are not Trade Fixtures.

      (v) The term "Common Area" shall mean those portions of the Building not leased to Tenant or other tenants or available for lease or exclusive use to other tenants, whether or not those areas are actually subject to an existing lease, such as hallways, lobby, common restrooms, utility rooms, etc.

      (vi) The term "Consumer Price Index" shall mean the Consumer Price Index, for All Urban Consumers, Subgroup "All Items", for the San Francisco-Oakland-San Jose Metropolitan Area (Base Year 1982-84 =
              100), which is currently being published monthly by the United States Department of Labor, Bureau of Labor Statistics. If, however, this Consumer Price Index is changed so that the base year is altered from that used as of the Commencement Date, then the Consumer Price Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics, to obtain the same results that would have been obtained had the base year not been changed. If no conversion factor is available or if the Consumer Price Index is otherwise changed, revised or discontinued for any reason, there shall be substituted in lieu thereof and the term "Consumer Price Index" shall thereafter refer to the most nearly comparable official price index of the United States Government to obtain substantially the same result as would have been obtained had the original Consumer Price Index not been changed, revised or discontinued, which alternative index shall be selected by Landlord and shall be subject to Tenant's prior written approval.

      (vii) The term "Effective Date" shall mean the date first set forth above also used for reference purposes as the date of this Lease.

      (viii) The term "Institutional Lender" shall mean any commercial bank, savings and loan association, life insurance company, pension fund, or other entity regularly engaged in the business of lending where the primary security is real property whose activities are regulated by the state or federal government, and which institution is then in compliance with all regulations by which it is governed.

      (ix) The term "Law" shall mean any judicial decision, statute, constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any municipal, county, state, federal or other governmental agency or authority having jurisdiction over the parties to this lease or the Premises.

      (x) The term "Lender" shall mean any beneficiary, mortgagee, secured party or other holder of any deed of trust, mortgage or other written security device or agreement encumbering the Premises.

      (xi) The term "Outside Areas" shall mean all access roads, driveways, parking areas, loading docks and ramps, sidewalks, landscape areas, exterior lighting and other facilities located on the Parcel outside the exterior walls of the Building.

      (xii) The term "Project" shall mean all real property within the West End Community Improvement Project Area which is commonly referred to as Marina Village, Alameda, California, and more specifically outlined on Exhibit C attached hereto.

      (xiii) The term "Renovation Commencement Date" with respect to any portion of the Premises vacated by Tenant to permit Landlord to perform the Renovation Improvements under the Improvement Agreement shall mean and date when all of the following have occurred: (a) Landlord has caused to be substantially completed on any given floor of the Premises all work to be performed by Landlord pursuant to the Improvement Agreement ("Landlord's Work"); (b) the City of Alameda has issued a temporary Certificate of Occupancy which permits Tenant to legally occupy that portion of the Premises and to commence the operation of its business therein; (c) possession of any portion of the Premises has been tendered by Landlord to Tenant; (d) all utility services are available for use by Tenant; and (e) there are no uncompleted items or defects in construction relating to the Renovation Improvements which would materially interfere with Tenant's ability to use the Premises for the uses permitted by the Lease.

      (xiv) The term "Rentable Area" shall mean rentable square footage of the Premises as determined by the Building Owners and Managers Association (BOMA) measurement standards for multi-story buildings, measuring to the

              "glass line" outside boundary, excluding major vertical penetrations, such as stair wells, elevators and mechanical shafts, exterior decks, atria and courtyards.

      (xv) The term "Tenant's Percentage Share" shall mean the Rentable Area of the Premises divided by the total Rentable Area of the Building, which shall be deemed to be 93.08%, subject to adjustment under subparagraph 4.C(ii) below.

      (xvi) The term "Trade Fixtures" shall mean anything installed in or affixed to the Premises by Tenant at its expense for purposes of trade, manufacture, ornament or domestic use (except replacement of similar work or material originally installed by Landlord) which can be removed without injury to the Premises (e.g., demountable partitions, business and production equipment and systems, furniture and furnishings) unless such thing has, by the manner in which it is affixed, become an integral part of the Premises.

     C. Early Entry Following Renovation Improvements. Tenant may enter the portion of the Premises after its vacation of such portion (as set forth in the Improvement Agreement) and prior to the Renovation Commencement Date for such portion and in accordance with the terms of the Improvement Agreement to install fixtures and equipment therein provided it first obtains the prior written approval of Landlord for such entry, which approval Landlord may withhold if such entry will substantially delay or increase the cost of completion of construction and Tenant does not agree to pay such increased cost of Landlord's Work; provided, however, to the extent such early entry by Tenant causes a delay in the construction of Landlord's Work, then the Renovation Commencement Date for that portion of the Premises shall be advanced by the number of days of delay. If Landlord permits Tenant to so enter upon the Premises, such entry shall be subject to all of the terms and conditions of this Lease, excepting only the obligation to pay Base Monthly Rent, Operating Expenses and Property Taxes with respect to such portion. Tenant shall coordinate its entry onto the Premises with Landlord and the contractors and other personnel employed by Landlord and shall at all times while exercising its right of entry refrain from interfering with the construction activities of such personnel. In any case, Tenant shall repair any damage to the Renovation Improvements constructed by Landlord pursuant to Exhibit "B" resulting from the entry upon the Premises by Tenant prior to the Renovation Commencement Date or caused by the installation of Trade Fixtures and equipment by Tenant or Tenant's Agents. If the entry by Tenant or its Agents prior to the applicable Renovation Commencement Date causes a delay in completing the construction of the Renovation Improvements, then the Renovation Commencement Date shall be deemed to have occurred on the date the Renovation Improvements would have been completed had there been no such delay caused by Tenant or its Agents. In the event Tenant does not immediately comply with any notice from Landlord requesting that Tenant cease any interference with Landlord's construction activities. Tenant shall be required to vacate that portion of the Premises but shall thereafter be entitled to re-enter that portion as soon as reasonably practicable so long as Tenant's re-entry does not interfere with Landlord's construction activities in the Premises. Notwithstanding anything to the contrary contained above, Tenant's obligation for payment of Base Monthly Rent, Operating Expenses and Property Taxes shall not be advanced unless within a reasonable period of time after learning of the occurrence of any delay caused by Tenant or its Agents, Landlord gives notice to Tenant of the fact that such delay has occurred and the known or anticipated extent of any such delay.

     D. Construction of Renovation Improvements. Following Tenant's vacation of a portion of the Premises and prior to the Renovation Commencement Date, Landlord shall perform Renovation Improvements in accordance with the terms of the Improvement Agreement.

4.   Rent.

     A. Payment of Rent. Tenant shall pay to Landlord as rent for the Premises the sum specified in Paragraph 4.B. as the same may be adjusted pursuant to such same Paragraph 4.B (the "Base Monthly Rent") each month in advance on the first day of each calendar month, without deduction, offset, prior notice or demand (except as otherwise expressly permitted by this Lease), commencing on the Commencement Date and continuing through the initial Lease Term, together with such Additional Rent as is payable by Tenant to Landlord under the terms of this Lease, subject to the abatement described in Paragraph 4(c) below.

     B. Schedule of Monthly Rent. The Base Base Monthly Rent for the Premises shall be as follows:

     7/1/92    -      3/31/95          $1.160 per square foot of Rentable Area
     4/1/95    -      3/31/98          $1.305 per square foot of Rentable Area
     4/1/98    -      3/31/01          $1.468 per square foot of Rentable Area
     4/1/01    -      3/31/04          $1.651 per square foot of Rentable Area
     4/1/04    -      9/30/04          $1.857 per square foot of Rentable Area

     This Paragraph 4.B shall not apply during the Option Terms, as the subject of periodic increases in Base Monthly Rent during the Option Terms is governed by Paragraph 36.B.

     C. Rental Abatement.

      (i) Tenant shall receive a credit in the amount of $140.214 towards the first installment of Base Monthly Rent due hereunder.

      (ii) Landlord and Tenant acknowledge and agree that during the Lease Term, Landlord shall furnish and install on a phased floor by floor basis, certain Renovation Improvements within the Premises, pursuant to the terms and progress schedule described in the Improvement Agreement. Landlord and Tenant agree to amend this Lease to reflect that commencing on the date on which Tenant has completely vacated any given floor or portion of floor of the Premises in accordance with the schedule set forth in the Improvement Agreement and continuing until the Renovation Commencement Date for such floor, such floor and its related Rentable Area shall be deleted from the Premises. Concurrent with the Renovation Commencement Date for any given floor in the Building, Landlord and Tenant shall further amend this Lease to reflect the addition of such Rentable Area to the Premises and such amendment shall provide that until two weeks after such Renovation Commencement Date for such floor, Tenant shall not be obligated to pay Monthly Base Rent, Operating Expenses and Property Taxes due under this Lease pertaining to that portion of the Premises.

     D. Late Charge. If any installment of Base Monthly Rent, Additional Rent or any other sum payable by Tenant shall not be received by Landlord when due, Tenant shall pay to Landlord, as Additional Rent, a late charge equal to four percent (4%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of its rights and remedies hereunder.

     E. Renovation Improvements. The rights and obligations of Landlord and Tenant with respect to the Renovation Improvements shall be as set forth in Exhibit B.

     F. Additional Rent. Tenant's obligation to pay its percentage share of Property Taxes in accordance with Paragraph 7, Operating Expenses (as defined herein), and other sums required to be paid by Tenant under this Lease other than Base Monthly Rent (which other amounts are referred to herein as the "Additional Rent") shall commence on the Commencement Date. All taxes, Operating Expenses, late charges, costs and expenses which Tenant is required to pay hereunder, together with all interest and penalties that may accrue thereon in the event of Tenant's failure to pay such amounts, and all damages, costs, and attorneys' fees and expenses which Landlord may incur by reason of any default of Tenant or failure on Tenant's part to comply with the terms of this Lease, shall be deemed to be Additional Rent and shall be paid in addition to the Base Monthly Rent, and, in the event of nonpayment by Tenant, Landlord shall have all of the rights and remedies with respect thereto as Landlord has for the nonpayment of Base Monthly Rent.

     G. Operating Expenses.

     (1) The term "Operating Expenses" shall mean all expenses and costs of every kind and nature which Landlord shall reasonably pay or become obligated to pay because of or in connection with the operation, maintenance and repair of the Premises, the Building, the Common Area, the Outside Areas, or the Project including, without limitation, (i) licenses, permit and inspection fees not related to the Renovation Improvement of the Premises, (ii) premiums for insurance maintained by Landlord with respect to the Building and the Project which complies with Paragraphs 8.C and 8.D hereof, (iii) wages, salaries and related expenses and benefits of all employees engaged in operation, maintenance and security to the extent fairly allocable to the Building (but excluding leasing, accounting and management activities which are covered by the specified management fee), (iv) supplies and materials and equipment rental; (v) all maintenance, repair, janitorial, security and service costs, (vi) a management cost recovery equal to three percent (3%) of Base Monthly Rent and Additional Rent payable with respect to the Premises (collectively, "Gross Revenues") so long as Tenant leases less than all of the Building, and two percent (2%) of Gross Revenues so long as Tenant leases all of the Building, provided that Operating Expenses shall not include any other management fee or costs incurred by Landlord in connection with property management services, or payable to any third party manager for such services, and provided further that Gross Revenues shall not include any of the items described as exclusions from Operating Expenses under subparagraph 4.G(2), (vii) professional services fees; (viii) repair, replacement and maintenance costs of the Common Area and Outside Areas, including, without limitation, those for sidewalks, landscaping, service areas, parking areas, building exterior, pipes, ducts, conduits, wires and driveways (excluding those described in Paragraph 10.B to be paid for by Landlord and not reimbursed as Operating Expenses and those paid for by proceeds of insurance or by other parties and excluding alterations to the extent attributable to tenants of the Building other than Tenant), (ix) amortization of capital improvements to the extent such capital improvements reduce other Operating Expenses or to the extent that they are required by governmental authorities amortized according to Paragraph 12,
     (x) all charges for heat, water, gas, electricity, sewer and other utilities used or consumed in the Building, Common Area and Outside Areas,
     (xi) maintenance and repair of the roof membrane and (xii) all other operating expenses reasonably incurred by Landlord in connection with the operation of the Building and the Project. Landlord shall not collect in excess of 100% of all Operating Expenses, and Landlord shall not recover, through Operating Expenses, any item of cost more than once. Tenant's share of Operating Expenses and costs incurred by Landlord on a Project-wide basis shall be the product obtained by multiplying such expenses by a fraction, the numerator of which is the Rentable Area of the Premises and the denominator of which is the total Rentable Area of all improvements located within the Project which benefit from the goods and services relating to such expenses and costs.

     (2) Notwithstanding anything contained in this Lease, the term "Operating Expenses" shall not include any of the following:

        (a) Expenses incurred in connection with (i) obtaining financing for the Project; (ii) constructing improvements for Tenant or any other tenant of the Project; (iii) procuring tenants for any portion of the Project (including commissions and legal fees); (iv) the negotiation, amendment, or termination of any lease (including unlawful detainer action); or (v) proceedings against any specific tenant;

        (b) Any expenditure for which Landlord has been reimbursed by insurance, by Tenant, or by any third party (other than pursuant to rent escalation or tax and operating expense reimbursement provisions in leases);

        (c) Any depreciation or amortization on the Project or any property used in connection therewith;

        (d) Expenses in connection with services or other benefits of the type that are not provided to Tenant, but which are provided to other tenants of the Project;

        (e) Costs incurred due to the violation by Landlord or any other tenant of the terms of any lease with Landlord affecting the Project;

        (f) Overhead and profit increments paid to Affiliates of Landlord, or to any party as a result of a non-competitive selection process, for management or other services with respect to the Project to the extent the cost that would have been paid had the services, supplies, and materials been provided by parties unaffiliated with Landlord on a competitive basis;

        (g) Interest, principal or any other payment made with respect to any loans obtained by Landlord or any ground lease or underlying lease affecting the Project;

        (h) Rental incurred in leasing building service equipment ordinarily considered to be of a capital nature (excluding equipment used in providing janitorial services that is not affixed to the building);

        (i) Accounting expenses relating to the ownership entity and not related to the ownership or operation of the Project;

        (j) Any costs, fines or penalties incurred due to violations by Landlord or any third party of any Law.

        (k) Any fine and the cost of correcting any violations of Laws applicable to the design or construction of the Premises prior to the Commencement Date or any latent defects in the construction of the Premises;

        (l) Costs incurred to comply with any Law to the extent of violations which existed prior to the Commencement Date, including the cost to bring the Project into compliance with the Americans with Disabilities Act;

        (m) The cost of repairs or replacements incurred by reason of fire or other peril, or caused by the exercise of the right of eminent domain;

        (n) Costs directly resulting from the negligence or intentional misconduct of Landlord or Landlord's Agents;

        (o) Any cost or expense incurred in connection with the presence or alleged presence or remediation of any Hazardous Material on the Project (which subject is governed exclusively in Paragraph 37 of the Lease) not caused by Tenant or its Agents;

        (p) The "deductible" under any insurance policy maintained by Landlord (with Tenant's obligation to contribute to the cost of any "deductible" covered by Paragraph 8.D hereof);

        (q) Any Property Taxes or taxes or similar charges excluded from the definition of "Property Taxes" pursuant to Paragraph 7.C (with Tenant's obligation to contribute to the payment of Real Property Taxes governed by Paragraph 7.B hereof);

        (r) The cost of maintenance, repairs or replacements to the structural parts of any Building that is part of the Project (including foundation, load-bearing walls, roof structural system, and floor slab) and all enclosed plumbing and electrical lines up to the point they enter any Building in the Project.

      (3) Tenant shall pay to Landlord each month at the same time and in the same manner as monthly Base Rent 1/12th of Landlord's estimate of Tenant's Percentage Share of Operating Expenses for the then current calendar year. Within 90 days after the close of each calendar year, or as soon after such 90 days as practicable, Landlord shall deliver to Tenant a statement of actual Operating Expenses for such calendar year. If on the basis of such statement Tenant owes an amount that is less than the estimated for such calendar year previously made by Tenant, Landlord shall refund such excess to Tenant. If on the basis of such statement Tenant owes an amount that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within 30 days after delivery of the statement. The obligations of Landlord and Tenant under this subparagraph with respect to the reconciliation between estimated payments and actual Operating Expenses for the last year of the term shall survive the termination of the Lease.


      (4) If requested by Tenant, Landlord shall make available to Tenant, within 45 days of Tenant's notice of request, which notice shall be given no later than 90 days following Tenant's receipt of Landlord's statement, actual bills and invoices, or copies thereof, supporting Landlord's statement of estimated or actual Operating Expenses for such calendar year, together with Landlord's calculations of Operating Expenses and Tenant's Percentage Share. If Tenant disputes such statement, then Tenant shall not withhold payment but shall, within 10 days after reviewing such bills and invoices, send notice to Landlord objecting to such statement. If such notice is sent, the parties recognize the unavailability of Landlord's books and records because of the confidential nature thereof and hence agree that either party may refer the decision of the issues raised to a reputable independent firm of certified public accountants selected by Landlord and approved by Tenant, which approval shall not be unreasonably withheld or delayed, which accountants shall have the right to audit Landlord's records pertaining to Operating Expenses. Any adjustment to any previous payment of Operating Expenses shall be paid by Landlord or Tenant, as the case may be, within 30 days after such accountants render their decision. If the accountants find that the Landlord's statement has overstated the total Operating Expenses by 5% or more, then Landlord shall bear the cost of all fees and expenses of the accountants. Otherwise, the Tenant shall bear the cost of all fees and expenses of the accountants.

      H. Place of Payment. Rent shall be payable in lawful money of the United States of America to Landlord at 1150 Marina Village Parkway, Suite 100, Alameda, California or to such other person(s) or at such other place(s) as Landlord may designate in writing.

5. Security Deposit. No security or similar deposit shall at any time be due from Tenant under this Lease.

6. Use of Premises. Tenant may use the Premises for general office use and, for so long as Tenant is the tenant for the entire Building, for research and development purposes which are similar to, and not inconsistent with, other uses in the Project and which do not require excessive use or misuse of Building mechanical, electrical, structural or elevator systems, but the Premises shall not be used for any other purpose. In making such use of the Premises, Tenant shall comply with all provisions of this Lease, including without limitation Paragraph 37. Tenant shall indemnify, defend and hold Landlord harmless against any loss, expense, damage, reasonable attorneys' fees or liability arising out of failure of Tenant to comply with any applicable Law. Tenant shall not commit, or suffer to be committed, any waste upon the Premises, or any nuisance, or allow any sale by auction upon the Premises, or allow the Premises to be used for any unlawful purpose, or use any corridor, sidewalks or Outside Areas for storage or any purpose other than access to the premises, or place or maintain any signs on or visible from the exterior of the Premises without Landlord's written consent or so or permit to be done anything in and about the Premises, either in connection with activities hereunder expressly permitted or otherwise which would cause a cancellation of any policy of insurance (including fire insurance) maintained by Landlord in connection with the Premises or the Building which would violate the terms of any covenants, conditions or restrictions affecting the Building or the land on which it is located or place any loads upon the floor, walls or ceiling which endanger the structure, or place any harmful liquids in the drainage system of the Building. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Outside Areas except in trash containers placed inside exterior enclosures designated for that purpose by Landlord or otherwise with the written consent of Landlord.

7.   Taxes and Assessments.

     A. Tenant's Property. Tenant shall pay before delinquency any and all taxes and assessments, license fees and public charges levied, assessed or imposed upon or against Tenant's Trade Fixtures, equipment, furnishings, furniture, appliances and personal property installed or located on or within the Premises. Tenant shall use all reasonable efforts to cause said Trade Fixtures, equipment, furnishings, furniture, appliances and personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's personal property.

     B. Payment of Property Taxes. Tenant shall pay, as Additional Rent, Tenant's Percentage Share of all Property Taxes payable by Landlord and levied or assessed with respect to the Building and parking area attributable to the Building, which accrue and become due during the Lease Term; provided, however, that if the Premises do not constitute a separate parcel for purposes of assessing Property Taxes, Tenant shall only pay that portion of the Property Taxes for the tax parcel of which the Building is a part that is reasonably and equitably allocable to the Building and attributable parking. Tenant shall pay such Property Taxes to Landlord not later than (i) twenty (20) days after receipt of billing; or (ii) ten (10) days prior to the delinquency date of such Property Taxes, whichever is later. If Tenant fails to do so, Tenant shall reimburse Landlord, on demand, for all interest, late fees and penalties that the taxing authority charges the Landlord as a result of such late payment by Tenant. In the event the Lender holding a first deed of trust encumbering the Premises requires an impound for Property Taxes, then Tenant shall pay on the first day of each calendar month one twelfth (1/12) of its annual share of such Property Taxes, so long as Tenant receives all interest earned thereon received by Landlord until paid to the taxing authority. Tenant's liability hereunder shall be prorated to reflect the commencement and termination dates of the Lease Term, and any overpayment of taxes by Tenant shall be credited against sums otherwise due hereunder or shall be paid by Landlord to Tenant in cash if attributable to any period after the termination date of this Lease; provided, however, that if there exists an uncured Event of Tenant's Default at any time that Landlord is obligated to reimburse overpayments to Tenant pursuant to this sentence, Landlord may apply the amount so held by it to cure such uncured default. Upon written request, Landlord shall supply to Tenant all tax bills and other correspondence from any governmental agency relating to any Property Tax that Tenant is obligated to pay, and Tenant shall have the right to inspect and copy Landlord's books and records at Tenant's expense upon reasonable notice to the extent such books and records relate to a determination of the amount of Property Taxes due or being contested by Landlord or Tenant.

     C. Property Taxes Defined. For the purpose of this Lease, "Property Taxes" means and includes all taxes, assessments (including, but not limited to, assessments for public improvements or benefits), taxes based on vehicles utilizing parking areas, taxes based or measured by the rent paid, payable or received under this Lease, taxes on the value, use or occupancy of the Premises, and all other governmental impositions and charges of every kind and nature whatsoever, whether or not customary or within the contemplation of the parties hereto and regardless of whether the same shall be extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing which, at any time during the Lease Term, shall be applicable to the Premises, or assessed, levied or imposed upon the Premises, or become due and payable and a lien or charge upon the Premises, or any part thereof, under or by virtue of any present or future Laws whatsoever. There shall be credited against Property Taxes all amounts received by Landlord from tax increment reimbursements from the West End Community Improvement District related to improvements to real property on the tax parcel to which such Property Taxes relate. The term "Property Taxes" shall not include (i) any federal, state or local net income, estate, transfer, excise, capital stock or inheritance tax imposed on Landlord, or (ii) any tax, assessment or other governmental levy or any increase therein occasioned by or relating to any "change in ownership" (as defined in Sections 60-65 of the California Revenue and Taxation Code and the regulations thereunder) during the initial term of the Lease, and in such event Tenant also shall not receive the benefit of any increase in tax increment, if any, resulting from such change of ownership or transfer.

     D. Assessments. With respect to any Property Tax that may be payable in installments or by an alternative means at the election of Landlord, Tenant shall be obligated to pay no more than that amount which would have been payable had Landlord elected to pay such Property Tax in installments over the maximum term allowable.

     E. Other Taxes. Tenant shall pay, as Additional Rent, or reimburse Landlord for, any tax based upon, allocable to, or measured by the area of the Premises or the rental payable by Tenant under this Lease, including, without limitation, any gross receipts tax levied by any state, local or federal government with respect to the receipt of such rental; any tax upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof; any privilege tax, business and occupation tax, sales and/or use tax, water tax, sewer tax, employee tax, parking tax, occupational license tax imposed upon Landlord or Tenant with respect to the Premises; any tax upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises; provided, however, that Tenant shall not be obligated to pay any federal, state or local net income, estate, transfer, excise, capital stock or inheritance tax imposed on Landlord or imposed as a result of the sale or conveyance of Landlord's interest in the Premises and/or this Lease.

     F. Tenant's Right to Contest. Tenant shall have the right, by appropriate proceedings, to protest or contest any assessment, reassessment or allocation of Property Taxes or any change therein or any application of any Law to the Premises or Tenant's use thereof. Landlord shall notify Tenant in writing of any change in Property Taxes within sufficient time to allow Tenant to review and, if it so desires, to contest or protest such change. In the contest or proceedings, Tenant may act in its own name and/or the name of Landlord and Landlord will, at Tenant's request and expense, cooperate with Tenant in any way Tenant may reasonably require in connection with such contest. If Tenant does not pay Tenant's Percentage Share of the Property Taxes when due which are the subject of such protest or contest, Tenant shall post a bond in lieu thereof and, with respect to any contest of Property Taxes or Laws, shall hold Landlord and the Premises harmless from any damage arising out of the proceedings or contest and shall pay any judgment that may be rendered for which Tenant would otherwise be liable under this Lease without such contest or protest. In any event, Tenant agrees to pay Tenant's Percentage Share of the Property Taxes prior to the foreclosure of any tax lien. Any contest conducted by Tenant under this Paragraph shall be at Tenant's expense and if interest or late charges become payable as a result of such contest or protest, Tenant shall pay the same.

     G. Reduction in Property Taxes. Within a reasonable period following the Commencement Date, Landlord shall apply for and use reasonable efforts to obtain a reduction in Property Taxes from the County Assessors Office, based on a finding that the current assessed valuation of the Premises exceeds the current fair market value thereof.

8.   Insurance.

     A. Waiver and Indemnity. As this Lease does not involve the public interest and insurance is available to Tenant which will protect it against such claims, damage, injury or death, Tenant hereby waives all claims against Landlord for damage to any property to injury to or death of any person in, upon or about the Premises or the Building arising at any time and from any cause; provided, however, that the foregoing waiver shall not apply to (i) damage to the property of persons other than Tenant; or (ii) death or injury to any person resulting from the negligence or willful misconduct of Landlord or its Agents. Tenant shall hold Landlord harmless from and defend Landlord against all claims (except to the extent such arises from the negligence or willful misconduct of Landlord or its agents) (i) for damage to any property or injury to or death of any person arising from the use of the Premises by Tenant, or (ii) arising from the negligence or willful misconduct of Tenant, its employees, agents, or contractors in, upon or about those portions of the Project or the Building other than

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
     the Premises. Landlord shall hold harmless from and defend Tenant against all claims (except such as arise from the negligence or willful misconduct of Tenant or its Agents) for damage to any property or injury to or death of any person arising from events occurring in the Common Areas and Outside Areas. The foregoing indemnity obligation of Landlord and Tenant shall include attorneys' fees, investigation costs, and all other costs and expenses incurred by the other party from the first notice that any claim or demand is to be made or may be made. The provisions of this Paragraph 8 shall survive the expiration or termination of this Lease with respect to any damage, injury, or death occurring prior to such termination, and other than with respect to Tenant's right to early entry under Paragraph 3, its provisions shall only apply after the later of the Commencement Date or the date that Tenant or its Agents has actually entered into occupancy of the Premises.

     B. Tenant's Liability Insurance. Tenant shall obtain and maintain during the term of this Lease comprehensive general liability insurance with combined single limit for personal injury and property damage in a form and with carriers acceptable to Landlord in an amount not less than $1,000,000, and employer's liability and workers' compensation insurance as required by Law. In addition, Tenant shall maintain excess or umbrella liability insurance with limits not less than $4,000,000 having the general liability coverage desired above as underlying. Tenant's comprehensive general liability and excess/umbrella insurance policy shall be endorsed to provide that (i) it may not be canceled or altered in such a manner as adversely to affect the coverage afforded thereby without 30 days' prior written notice to Landlord, (ii) Landlord is named as additional insured, (iii) the insurer acknowledges acceptance of the mutual waiver of claims by Landlord and Tenant pursuant to subparagraph (F) below, and (iv) such insurance is primary with respect to Landlord and that any other insurance maintained by Landlord is excess and noncontributing with such insurance. If, in the reasonable opinion of Landlord's insurance adviser, based on a substantial increase in recovered liability claims generally, the specified amounts of coverage are no longer adequate, such coverage shall be appropriately increased but, in no event shall such required coverage exceed the level of coverage customarily carried by similar businesses in Alameda County. Prior to the Term Commencement, Tenant shall deliver to Landlord a duplicate of such policy or a certificate thereof to Landlord for retention by it with endorsements, and at least 30 days prior to the expiration of such policy or any renewal thereof, Tenant shall deliver to Landlord a replacement or renewal binder, followed by a duplicate policy or certificate within a reasonable time thereafter. If Tenant fails to obtain such insurance or to furnish Landlord any such duplicate policy or certificate as herein required, Landlord may, at its election, without notice to Tenant and without any obligation to do so, procure and maintain such coverage and Tenant shall reimburse Landlord on demand as Additional Rent for any premium so paid by Landlord.

     C. Landlord's Liability Insurance. Landlord shall maintain a policy or policies of comprehensive general liability insurance insuring Landlord (and such others as are designated by Landlord) against liability for personal injury, bodily injury, death and damage to property occurring or resulting from an occurrence in, on or about the Premises in an amount not less than that required of Tenant, endorsed to provide coverage for the obligations of Landlord under Paragraph 8.A, provided if Landlord elects to carry a higher level of coverage such amount of excess coverage must be reasonable. The cost of such liability insurance which Landlord elects to maintain shall be Additional Rent, and Tenant shall pay to Landlord the cost of such insurance as a part of Operating Expenses.

     D. Fire and All Risk Insurance. Landlord shall obtain and keep in force during the Lease Term a policy or policies of insurance covering loss or damage to the Building in the amount of the full replacement cost thereof and the Renovation Improvements to the extent paid for by Landlord providing protection against those perils included within the classification of "all risk" insurance, plus a policy of rental income insurance in the amount of twelve (12) months of Base Monthly Rent and revenues received from the Building together with such additional coverages (such as earthquake and flood insurance) which Landlord may reasonably elect to maintain from time to time or which Landlord's Lender may require Landlord to maintain from time to time so long as such Lender is an Institutional Lender whose loan is secured by a deed of trust encumbering the Premises. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord on the Building and Renovation Improvements. Tenant shall pay to Landlord, as Additional Rent, Tenant's Percentage Share of the cost of such insurance procured and maintained by Landlord as part of its Operating Expense payment. Tenant's liability for the cost of such insurance shall be prorated as of the commencement and termination of the Lease Term. Tenant acknowledges that such insurance procured by Landlord shall contain a commercially reasonable deductible approved by Landlord and Tenant which reduces Tenant's cost for such insurance and, in the event of loss or damage which is not caused by Landlord or its Agents, Tenants shall be required to pay to Landlord the amount of such deductible. Notwithstanding anything contained herein, the following shall apply:

     (i) In the event Tenant becomes liable to pay "deductibles" with respect to any loss or losses the aggregate amount of which exceeds for any twelve (12) month period during the Lease Term an amount equal to one installment of the

          Base Monthly Rent then payable, the amount of such excess shall not be payable by Tenant currently but instead shall be amortized over the useful life of the improvements constructed with such deductible amount, together with interest at the Agreed Interest Rate, and payable as Additional Rent in accordance with the procedure set forth in Paragraphs 12.A. and B.

     (ii) Tenant shall not be obligated to pay the cost of earthquake insurance to the extent that it exceeds a commercially reasonable rate for earthquake insurance; provided, however, that in the event an Institutional Lender which holds at least 30 loans secured by office/industrial buildings in Northern California and is holding a loan that is secured by a deed of trust encumbering the Premises requires that earthquake insurance be maintained, and it is the general policy of such Lender to require that earthquake insurance be maintained on substantially all properties owned, managed or encumbered by such Lender in the same or comparable seismic zone as the Premises in California, then in that event Tenant shall pay the entire cost of earthquake insurance even if it exceeds a commercially reasonable rate; provided, however, if such Institutional Lender does not hold loans on a minimum of 30 office or industrial buildings in Northern California then Tenant shall not be obligated to pay the cost of such earthquake insurance to the extent the annual cost thereof exceeds Thirty Six Cents ($0.36) per One Hundred Dollars ($100) of replacement cost. If the cost of earthquake insurance exceeds a commercially reasonable rate, Tenant shall nonetheless continue to pay an amount equal to a commercially reasonable rate for such earthquake insurance to long as such insurance is carried by Landlord, subject to the limit contained in preceding sentence, and Landlord shall pay the remainder of the cost of the earthquake insurance. For purposes hereof, a "commercially reasonable rate" for earthquake insurance shall mean any rate that is within the range of the then-current cost of earthquake coverage which is then being paid by "Prime Owners" (defined below) of office buildings in the San Francisco Bay Area containing more than 50,000 square feet that were built after 1976 and which is customarily being reimbursed or paid by tenants occupying under triple net office leases, such buildings. The term "Prime Owners" shall be defined to mean any entity or individual whose office or commercial real property holdings in the San Francisco Bay Area exceed Fifty Million Dollars ($50,000,000) in fair market value who fit into any one of the following categories: (a) institutional investors such as pension funds, insurance companies, and syndications where partnership interests were offered pursuant to a registered public offering; (b) office developers and their affiliated partnerships who individually have owned or developed more than 250,000 square feet of office buildings in the San Francisco Bay Area; and (c) office corporations who own office facilities they occupy.

     E. Release of Landlord. Tenant acknowledges that the insurance to be maintained by Landlord on the Premises pursuant to Paragraph 8.D above will not insure any of Tenant's property. Accordingly, Tenant, at Tenant's own expense, shall maintain in full force and effect on all of its Trade Fixtures, equipment, leasehold improvements and personal property in the Premises, a policy of "all risk" coverage insurance to the extent of at least ninety percent (90%) of their insurable value.

     F. Mutual Waiver of Subrogation. Tenant and Landlord hereby mutually waive their respective rights for recovery against each other for any loss of or damage to the property of either party, where such loss or damage is insured by an insurance policy required to be maintained by this lease or otherwise in force at the time of such loss or damage (except such waiver shall not apply to any loss to the extent it is within the "deductible amount" of such policy). Each party shall obtain any special endorsements, if required by the insurer, whereby the insurer waives its right of subrogation against the other party hereto. The provisions of this Paragraph 8.F shall not apply in those instances in which waiver of subrogation would cause either party's insurance coverage to be voided or otherwise made uncollectible or is not available at reasonable cost.

9. Utilities. Tenant shall pay for all water, gas, light, heat, power, electricity, telephone, trash pick-up, sewer charges, and all other services supplied to or consumed on the Premises, and all taxes and surcharges thereon; provided, however, so long as Tenant's Percentage Share is less than One Hundred Percent (100%). Landlord shall pay all utility charges, except those specifically allocable to Tenant such as telephone, and Tenant shall reimburse to Landlord, in the same manner as Base Monthly Rent, Landlord's estimate of Tenant's Percentage Share of such utility costs, except that Tenant shall pay One Hundred Percent (100%) of the utility costs related to Tenant's computer room. During any portion of the term that Tenant's Percentage Share is less than One Hundred Percent (100%), Landlord may elect to submeter any such utility costs in order to determine a more accurate actual usage of such utilities by Tenant and reimbursement by Tenant. Wherever it is practical to do so such services shall be separately metered or charged to Tenant by the provider thereof and paid for directly by Tenant. To the extent any of the foregoing services are provided by Landlord, Tenant shall reimburse Landlord as Additional Rent for all actual out-of-pocket costs incurred by Landlord in connection with the provision of such services as billed by the provider thereof based on Landlord's reasonable estimate of Tenant's use or consumption of such services.

10.  Repairs and Maintenance.

     A. Tenant's Responsibilities. Subject to Landlord's obligations to maintain, repair and replace pursuant to Paragraph 10.B, Tenant shall, during the Lease Term, at Tenant's sole cost and expense, keep and maintain in good order, condition and repair the entire Premises and every part thereof and Common Areas, including, without limitation, windows, window frames, plate glass, glazing, skylights, truck doors, doors and all door hardware, partitions and all plumbing, electrical, gas, water, telephone and other cabling, lighting, heating, air conditioning and ventilation facilities, equipment and systems within the Premises or within the Building serving the Premises; provided, however, so long as Tenant's Percentage Share is less than One Hundred Percent (100%), Landlord shall keep and maintain in good order and repair those portions of the Common Area specifically described as (i) the first floor lobby, (ii) all stairwells, (iii) fourth floor elevator lobby and corridor, (iv) fourth floor common restrooms, and (v) elevators, and Tenant shall reimburse Landlord in the same manner as Base Monthly Rent for Tenant's Percentage Share of such costs with the exception that the cost of maintaining items
     (iii) and (iv) above shall be reimbursed by Tenant at 64.88% until such time as Tenant vacates the fourth floor in accordance with the schedule set forth in the Improvement Agreement. The term "repair" shall include replacements, restorations and/or renewals when necessary, as well as painting. Tenant's obligation shall extend to all alterations, additions and improvements to the Premises, and all fixtures and appurtenances therein and thereto. Tenant shall, at all times during the Lease Term, either (i) personally maintain any heating, ventilating and air conditioning ("HVAC") equipment which serves the Premises through a maintenance program reasonably approved by Landlord; or (ii) have in effect a service contract for the maintenance of such HVAC equipment with an HVAC repair maintenance contractor approved by Landlord which provides for periodic inspection and servicing at least once every sixty (60) days during the Lease Term and shall provide Landlord with a copy of such contract. No less frequently than annually, Tenant shall cause to be made an inspection of any HVAC system which serves the premises by a licensed HVAC repair and maintenance contractor or mechanical engineer approved by Landlord. Tenant shall deliver to Landlord a written report prepared by the party making such inspections promptly after the conclusion of each such inspection. Except as otherwise provided herein, Tenant shall perform such maintenance and repair work as is recommended by such inspectors to the extent such work is reasonably necessary to keep any HVAC equipment which serves the Premises in good order, condition and repair, Tenant shall indemnify and save Landlord harmless against and from all costs, expenses, liabilities, losses, injuries, damages, suits, fines penalties, claims and demands, including reasonable attorneys' fees, resulting from Tenant's failure to comply with the foregoing, and Tenant hereby expressly releases and discharges Landlord of and from any liability therefor. The foregoing notwithstanding, so long as Tenant's Percentage Share is less than One Hundred Percent (100%). Tenant shall be credited with that portion of the costs attributable to HVAC maintenance for space in the Building not leased by Tenant.

     B. Landlord's Responsibilities. During the Lease Term, Landlord shall be responsible for the following.

     (i) Landlord shall maintain, repair and replace when necessary in order to maintain in good order, condition and repair: (1) Common Areas as described above; (2) Outside Areas; (3) all structural parts of the Building (i.e., foundation, floor slabs, load-bearing walls and roof structural systems); (4) roof membrane; (5) all plumbing and electrical lines, pipes, conduits, systems and facilities up to the point they enter the Building; and (6) all other portions of the Building requiring capital expenditures excluding Renovation Improvements (but not excluding HVAC, plumbing and electrical systems) where (a) the useful life of any replacement item will extend beyond the remaining Lease Term (excluding options to extend that have not yet been exercised), and (b) the cost of replacement (and all other replacements commenced within the same calendar year) exceeds $55,000. Landlord shall be solely responsible for the payment of costs relating to the maintenance, repair and replacement of all structural parts of the Building and all plumbing and electrical lines, pipes, conduits, systems and facilities up to the point they enter the Building (except to the extent such costs are the result of an event of damage or destruction covered under Paragraph 16 below). Landlord shall pay for the other maintenance, repair and replacement obligations set forth in this subparagraph provided that the cost thereof shall be considered Operating Expenses reimbursable by Tenant under Paragraph 4.G, except that capital expenditures items which, together with all other capital expenditures incurred within the same calendar year, exceeds $55,000, shall be amortized, together with interest, as described in Paragraph 12.A., and shall be paid by Tenant in accordance with Paragraph 12.B. Upon the commencement of any Option Term, the $55,000 limit in this subparagraph (i) shall be increased pursuant to Paragraph 41 in accordance with the increase in the Consumer Price Index from the Effective Date through the commencement of the Option Term.

     (ii) Landlord shall be responsible for the correction of defects in design and construction of the Building and Renovation Improvements and for corrections of violations of Law existing as of the date of the building permits for the Building

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
              and Renovation Improvements were issued. The costs of such correction shall be borne exclusively by Landlord without right of reimbursement from Tenant.

      (iii) No less frequently than annually, Landlord shall cause to be made an inspection of the Building roof membrane and roof system by an inspection service approved by Tenant which inspection shall be done in accordance with the roofing contractor's specifications and the roof vendor's recommended specifications. Landlord shall deliver to Tenant a written report prepared by the party making such inspections promptly after the conclusion of each such inspection. Landlord shall perform such maintenance and repair work as is recommended by such inspectors to the extent such work is reasonably necessary to keep the roof membrane and roof system in good order, condition and repair. The costs of the inspection and any resulting repairs of the Building roof membrane (to the extent not capital expenditures subject to subparagraph 10.B(i)) shall be considered Operating Expenses reimbursable by Tenant under Paragraph 4.G and the costs related to the structural roof system shall be borne exclusively by Landlord without right of reimbursement from Tenant.

     C. Warranties. Landlord shall assign to Tenant for the term of this Lease the benefit of all warranties available to Landlord which would reduce the cost of performing the obligations of Tenant pursuant to this Lease. Landlord shall cooperate with Tenant in the enforcement of such warranties.

     D. Condition on Delivery. As of the Effective Date, Tenant is in possession of the Premises and has accepted the Premises. As of the Renovation Commencement Date for any given floor of the Premises, Landlord shall deliver such portion of the Premises in good condition and repair, broom clean, with all electrical, mechanical, HVAC, plumbing and lighting equipment, systems and facilities serving the Premises in good working order.

     E. Limitation on Repair Obligation of Landlord. Landlord shall have no maintenance or repair obligations whatsoever with respect to the Premises except as expressly provided in Paragraphs 10, 13.D, 16 and 17. Tenant hereby expressly waives the provisions of Subsection 1 of Section 1932 and Sections 1941 and 1942 of the Civil Code of California and all rights to make repairs at the expense of Landlord as provided in Section 1942 of said Civil Code.

11. Outside Areas. Tenant and its agents shall have the non-exclusive right to use the Outside Areas in common with other occupants of the Project, which shall include Tenant's right to not less than three and one-half (3.5) spaces for automobile parking for each one thousand (1,000) square feet of Rentable Area in the Premises. This right shall terminate upon the expiration or earlier termination of this Lease. Landlord may make non-material changes to the shape, size, location, amount and extent of the Outside Areas provided that no such change shall reduce the parking rights granted to Tenant hereunder and shall not in any case unreasonably interfere with the use of the Premises by Tenant. Unless required by Law or any governmental agency, Landlord shall obtain Tenant's prior consent to any material modifications or changes to the Outside Areas. Tenant shall not abandon any inoperative vehicles or equipment on any portion of the Outside Areas. Tenant shall make no Alterations to the Outside Areas without the consent of Landlord. In no event shall Tenant be charged by Landlord for use of parking spaces in the Outside Areas except to the extent required by Law or any governmental agency and any revenue received by Landlord with respect to Tenant's use of such parking spaces, if not paid to a governmental entity, shall be reimbursed to Tenant, less costs attributable to Landlord's collection thereof.

12. Amortization of Certain Improvements as Additional Rent. Tenant shall pay Additional Rent in the amount described in this paragraph in the event Landlord is required by this Lease to do any of the following: (i) pay the deductible amount in excess of the limit paid by Tenant pursuant to Paragraph 8.D and on account of damage caused by any peril to the Premises;
     (ii) make replacements to the Premises or to the Building when required pursuant to Paragraph 10.B.(i); or (iii) make improvements required to be constructed in order to comply with any Law not in effect or applicable to the Premises as of the Effective Date, which improvements are not the responsibility of Tenant pursuant to Paragraph 13.D. The amount of Additional Rent Tenant is to pay with respect to the amounts spent by Landlord pursuant to the foregoing sentence shall be determined as follows:

     A. All costs paid by Landlord to construct such improvements or make such restoration (including financing costs but excluding reimbursements received from insurers or other third parties and any management fee to Landlord) shall be amortized over the useful life of such improvements or restoration (determined in accordance with generally accepted accounting principles) and payable by Tenant, together with interest at the Agreed Interest Rate, in equal monthly installments. Landlord shall inform Tenant of the monthly amortization payment required so to amortize such costs and shall also provide Tenant with the information upon which such determination is made.

     B. As Additional Rent, Tenant shall pay an amount equal to Tenant's share of such monthly amortization payment for each month after such improvement or restoration is completed until the first to occur of (i) the expiration of the Lease Term (which shall not include the period of any subsequent option to extend where the Base Monthly Rent is determined based upon the fair market rental value of the Premises), or (ii) the end of the term of the useful life over which such costs were amortized. The amount of such Additional Rent that Tenant is to pay shall be due at the same time as the Base Monthly Rent is due.

13.  Alterations.

     A. Trade Fixtures. Throughout the Lease Term, Tenant shall provide, install and maintain in good condition all Trade Fixtures required in the conduct of its business in the Premises. All Trade Fixtures shall remain Tenant's property.

     B. Alterations. The following provisions govern Alterations constructed by
     Tenant:

     (i) Tenant shall not construct any Alterations or otherwise alter the Premises without Landlord's prior approval if (a) such action results in the demolition, removal or material alteration of existing improvements or future Renovation Improvements (including partitions, wall and floor coverings, ceilings, lighting fixtures or other utility installations), and (b) the cost of such construction or alteration exceeds One Hundred Thousand Dollars ($100,000) per work of improvement (as such amount is adjusted pursuant to Paragraph 41) or if the cost of Alterations done, under construction, or for which approval is sought during any calendar quarter exceeds One Hundred Thousand Dollars ($100,000) (as such amount is adjusted pursuant to Paragraph 41). With respect to any Alterations which must be approved by Landlord pursuant to the immediately preceding sentence, Tenant shall not commence construction of such Alterations until Landlord shall have first approved the plans and specifications therefor, which approval shall be deemed given if not denied in writing within ten (10) working days after Landlord shall have received Tenant's request for such approval. In no event shall Tenant make any Alterations to the Premises which could affect the structural integrity or the exterior design of the Building. Notwithstanding anything contained herein. Tenant shall have the right to reconfigure demountable walls and partitions without Landlord's prior consent.

     (ii) All Alterations requiring Landlord's approval shall be installed by Tenant in substantial compliance with the approved plans and specifications therefor. All construction undertaken by Tenant shall be done in accordance with all Laws and in a good and workmanlike manner using materials of good quality. Tenant shall not commence construction of any Alterations until (a) all required governmental approvals and permits shall have been obtained, and
             (b) all requirements regarding insurance imposed by this Lease have been satisfied.

     (iii) Landlord shall cause to be made available to Tenant all information maintained by Landlord or Landlord's architect which relate to the plans for the Building, including any "as-built" plans for the Building (and mechanical platforms of the Building roof) and/or Outside Areas, so that Tenant can incorporate such information into Tenant's files relating to plans for the Renovation Improvements and for Alterations. At all times during the Lease Term, (a) Tenant shall maintain and keep updated "as-built" plans for all Alterations constructed by Tenant which may or may not have required a building permit or other governmental approval, and (b) Tenant shall provide to Landlord copies of all such "as-built" plans and any and all other drawings relating to Tenant's Alterations in the Premises.

     (iv) All Alterations shall remain the property of Tenant during the Lease Term. Tenant shall have the right to remove any Alterations so long as it repairs all damage caused by the installation thereof and returns the Premises to the condition existing prior to the installation of such Alterations. At the expiration or sooner termination of the Lease Term, all Alterations that Tenant does not elect to remove shall be surrendered to Landlord as a part of the realty and shall then become Landlord's property, and Landlord shall have no obligation to reimburse Tenant for all or any portion of the value or cost thereof. Notwithstanding anything contained herein (but subject to the restrictions set forth in Paragraphs 13.B(iv)(a) and (b)), if Landlord so requires, at the expiration or earlier termination of the Lease Term, Tenant shall remove any Alterations designated for removal by Landlord, including those Alterations for which Landlord's consent was not initially required, and shall restore the Premises to the condition existing prior to the installation of such Alterations only to the extent necessary to return the Premises to a condition that has substantially the same value to subsequent tenants as existing on the Commencement Date, ordinary wear and tear excepted. The following provisions shall qualify the general rule set forth in the immediately preceding sentence:

     (a) Tenant shall remove and restore all damage caused by the removal of any specialized Alterations specifically related to the operation of Tenant's business in the Premises. To the extent Alterations made by Tenant results in a reduction in the capacity of HVAC, mechanical, electrical or plumbing systems, Tenant shall restore HVAC, mechanical, electrical and plumbing systems so that the capacity thereof is substantially the same as existed as of the Commencement Date, ordinary wear and tear excepted. If restroom "cores" and fixtures have been changed, such "cores" shall be moved to their original location and such "cores" and fixtures shall be restored to substantially the same condition as existed as of the Commencement Date, ordinary wear and tear excepted. If Tenant has made any Alterations to the structural part of the Building (i.e., foundations, load-bearing walls, and structural roof system, but excluding roof membrane) or the floor slab, such structural parts of the Building shall be returned to the condition existing prior to the making of such Alterations by Tenant (including the filling of any pits, wells or trenches). If Tenant has made any Alterations to the roof membrane, the roof membrane shall be returned to the condition existing prior to the making of such Alterations by Tenant, except that Tenant shall not be obligated to restore any penetration of the roof membrane that has been made with the written approval of Landlord. The percentage of dropped ceiling for each area of the Building (office, research and development, etc.) shall be substantially the same as existed as of the Commencement Date. Any Alterations made by Tenant to the fire sprinkler system shall be restored to substantially the same condition as existed as of the Commencement Date, ordinary wear and tear excepted.

     (b) Tenant shall only be required to remove Alterations for which either of the following is true, and only if such removal is otherwise required by all of the preceding provisions of this Paragraph 13.B(iv): (i) such Alterations were approved in writing by Landlord and, at the time such approval was given by Landlord, Landlord informed Tenant in writing that Landlord would require that such Alterations be removed at the termination of the Lease Term; or (ii) such Alterations were installed without Landlord's consent.

    C. Lien Waiver. Landlord, within thirty (30) days after request from Tenant, shall execute and deliver any document reasonably required by any supplier, lessor or lender in connection with the installation in the Premises of Tenant's personal property or Tenant's Trade Fixtures pursuant to which Landlord waives any rights it may have with respect to such personal property or Trade Fixtures provided that the supplier, lessor or lender agrees in writing that (i) it will remove the personal property and Trade Fixtures from the Premises before the expiration of the Lease Term or within five (5) days after termination of the Lease Term, and if it does not remove the property within such period of time, it shall have waived any rights it may have had to the property in question; (ii) it shall repair any damage to the Premises resulting from the removal of the personal property or Trade Fixtures from the Premises; (iii) it will indemnify Landlord for any loss or liability resulting from its entry onto the Premises; and (iv) it agrees that the lien waiver will not be recorded.

    D. Legally Required Alterations. If, during the Lease Term, any alteration, addition or change of any sort to all or any portion of the Premises is required by Law because of (i) Tenant's particular use or change of use of the Premises, (ii) Tenant's application for a new permit or governmental approval, or (iii) Tenant's construction or installation of any Alterations or Trade Fixtures, Tenant shall promptly make the same at its sole cost and expense. If during the Lease Term, any alteration, addition, or change to the Premises is required by any Law and is not made the responsibility of Tenant pursuant to the immediately preceding sentence, Landlord shall promptly make the same and the cost of such alteration, addition or change shall be amortized and Tenant shall pay its share of said cost to Landlord to the extent provided in Paragraph 12.

14. Delivery of Possession After Renovation Improvements. Following completion of the Renovation Improvements pursuant to the terms and progress schedule of the Improvement Agreement, Landlord shall use reasonable efforts to deliver possession of the applicable portions of the Premises to Tenant. By taking possession of such portion of the Premises as of the Renovation Commencement Date, Tenant will accept such Premises as being in good and sanitary order, condition and repair and will accept that portion of the Premises in their condition existing as of the date of such entry, subject to (i) latent defects, and (ii) punch list items as identified during the inspection to be undertaken pursuant to the Improvement Agreement.

15. Default.

    A. Events of Tenant's Default. A breach of this Lease shall exist if any of the following events (hereinafter referred to as "Event of Tenant's Default") shall occur:

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
      (i) Default in the payment when due of any installment of rent or other payment required to be made by Tenant hereunder, and such default shall not have been cured within three (3) business days after written notice of such default is given to Tenant (such three (3)-day period shall be concurrent with, and not in addition to, the notice period required by Law prior to the commencement of an unlawful detainer action);

      (ii) Tenant's failure to perform any other term, covenant or condition contained in this Lease, and with respect to those terms, covenants, or conditions which are susceptible of cure, such failure shall have continued for thirty (30) days after written notice of such failure is given to Tenant; provided, however, that if the nature of Tenant's failure reasonably requires more than thirty (30) days to cure, Tenant shall not be deemed in default if Tenant commences to cure such failure within said thirty (30) day period and thereafter diligently and in good faith prosecutes such cure to completion;

      (iii) Tenant's vacation or abandonment of the Premises while there exists an Event of Tenant's Default with regard to the payment of the Base Monthly Rent or Additional Rent;

      (iv) Tenant's assignment of its assets for the benefit of its creditors;

      (v) The sequestration of, attachment of, or execution on any substantial part of the property of Tenant or on any property essential to the conduct of Tenant's business shall have occurred, and Tenant shall have failed to obtain a return or release of such property within sixty (60) days thereafter or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier.

      (vi) Tenant shall commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any Law relating to bankruptcy, insolvency, reorganization or relief of debtors or seek appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property;

      (vii) Tenant's board of directors shall adopt a resolution to authorize any of the actions set forth in Paragraph 15.A(vi);

      (viii) Any case, proceeding or other action against Tenant shall be commenced seeking to have an order for relief entered against it as debtor or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (a) results in the entry of an order for relief against it which is not fully stayed within thirty (30) business days after the entry thereof or (b) remains undismissed for a period of sixty (60) days; or

      (ix) Tenant shall fail to provide financial statements or estoppel certificates to Landlord in accordance with Paragraph 28 within two (2) business days after giving of notice by Landlord of Tenant's delinquency in delivery of such statements.

      B. Remedies. Upon any Event of Tenant's Default, Landlord shall have the following remedies, in addition to all other rights and remedies provided by Law or in equity, to which Landlord may resort cumulatively or in the alternative:

      (i) Recovery of Rent. Landlord shall be entitled to keep this Lease in full force and effect (whether or not Tenant shall have abandoned the Premises) and to enforce all of its rights and remedies under this Lease, including the right to recover rent and other sums as they become due, plus interest at the Agreed Interest Rate from the due date of each installment of rent or other sum until paid.

      (ii) Termination. Landlord may terminate this Lease by giving Tenant written notice of termination. On the giving of the notice all of Tenant's rights in the Premises shall terminate. Upon the giving of the notice of termination, Tenant shall surrender and vacate the Premises in the condition required by Paragraph 34, and Landlord may re-enter and take possession of the Premises and all the remaining improvements or property and eject Tenant or any of Tenant's subtenants, assignees or other person or persons claiming any right under or through Tenant or eject some and not others or eject none. This Lease may also be terminated by a judgment specifically providing for termination. Any termination under this Paragraph 15.B(ii) shall not release Tenant from the payment of any sum then due Landlord or from any claim for damages or rent previously accrued or then accruing against Tenant or relating to events accruing prior to such termination. In no event shall any one or more of the following actions by Landlord constitute a termination of this Lease:

                (a)  maintenance and preservation of the Premises;

                (b)  efforts to relet the Premises;

                (c) appointment of a receiver in order to protect Landlord's interest hereunder;

                (d) consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to provisions hereof concerning subletting and assignment or otherwise; or

                (e) any other action by Landlord or Landlord's Agents intended to mitigate the adverse effects from any breach of this Lease by Tenant.

      (iii) Damages. In the event this Lease is terminated pursuant to Paragraph 15.B or otherwise, Landlord shall be entitled to damages in the following sums:

                (a) the worth at the time of award of the unpaid rent which has been earned at the time of termination; plus

                (b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

                (d) any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, without limitation, the following:
                     (i) expenses for cleaning, repairing or restoring damage to the Premises for which Tenant is responsible; (ii) real estate broker's fees, advertising costs and other expenses of reletting the Premises fairly allocable to the remainder of the Lease Term; (iii) costs of carrying the Premises such as Property Taxes and insurance premiums thereon, utilities and security precautions until the Premises are released (but only to the extent not included in calculating damages pursuant to Paragraphs 15.B(iii)(a),
                     (b) and (c)); (iv) expenses in retaking possession of the Premises; (v) reasonable attorneys' fees and court costs; and (vi) any unamortized real estate brokerage commission paid in connection with this Lease.

      The "worth at the time of award" of the amounts referred to in Paragraphs 15.B(iii)(a) and (b) shall be computed by allowing interest at the Agreed Interest Rate. The "worth at the time of award" of the amounts referred to in Paragraph 15.B(iii)(c) shall be computed by discounting such amount at the discount rate of the Federal Reserve Board of San Francisco at the time of award plus one percent (1%). The term "rent" as used in this Paragraph shall include all sums required to be paid by Tenant to Landlord pursuant to the terms of this Lease.

16.   Destruction.

      A. Landlord's Duty to Restore. If the Premises are damaged by any peril after the Effective Date, Landlord shall restore the Premises except to the extent that this Lease is terminated by Landlord pursuant to Paragraph 16.B or by Tenant pursuant to Paragraph 16.C. All insurance proceeds available from the fire and property damage insurance carried by Landlord pursuant to Paragraph 8.D shall be paid to and become the property of Landlord. If this Lease is terminated pursuant to either Paragraph 16.B or 16.C, then all insurance proceeds available from insurance carried by Tenant which covers loss to the Building that is Landlord's property or would become Landlord's property on the termination of this Lease shall be paid to and become the property of Landlord. To the extent this Lease is not so terminated, then upon Landlord's receipt of the insurance proceeds (if the loss is covered by insurance) and the issuance of all necessary governmental permits, Landlord shall commence and diligently prosecute to completion the restoration of the Premises, to the extent then allowed by Law, to substantially the same condition in which the Premises were immediately prior to such damage, Landlord's obligation to restore shall be limited to the Premises and Tenant Improvements constructed by Landlord as they existed as of the Commencement Date, as modified or improved by Alterations constructed by Tenant thereafter with Landlord's consent, but shall exclude any Trade Fixtures and/or personal property installed by Tenant in the Premises. Tenant shall forthwith replace or fully repair all Trade Fixtures installed by Tenant and existing at the time of such damage or destruction to the extent still required by Tenant for its business operations in the Premises.

      B. Landlord's Right to Terminate. Landlord shall have the option to terminate this Lease in the event any of the following occurs, which option may be exercised only by delivery to Tenant of a written notice of election to terminate within sixty (60) days after the date of such damage:

      (i) The Building is damaged by any peril either (a) covered by the type of insurance Landlord is required to carry pursuant to Paragraph 8.D, or (b) covered by valid and collectible insurance actually carried by Landlord and in force at the time of such damage or destruction and in either event the proceeds of such insurance are made available to Landlord, to such an extent that the estimated restoration cost exceeds eighty (80%) of the then actual replacement cost thereof and there remains less than three
              (3) years in the Lease Term; provided, however, that Landlord may not terminate this Lease pursuant to this subparagraph if Tenant at the time of such damage has a then valid written option to extend the Lease Term and Tenant exercises such option to extend the Lease Term within thirty (30) days following the date of such damage and such action results in there being more than three (3) years remaining in the Lease Term (as it has been extended by the exercise of such option).

      (ii) The Building is damaged by any peril both (a) not covered by the type of insurance Landlord is required to carry pursuant to Paragraph 8.D, and (b) not covered by valid and collectable insurance actually carried by Landlord and in force at the time of such damage or destruction to such an extent that the estimated restoration cost exceeds five percent (5%) of the then estimated replacement cost of the Building; provided, however, that Landlord may not terminate this Lease pursuant to this subparagraph if Tenant agrees in writing to pay the amount by which the restoration costs exceed five percent (5%) of the replacement costs of the Building and deposits an amount equal to the estimated amount of such costs within thirty (30) days after Landlord has notified Tenant of its election to terminate this Lease pursuant to this subparagraph.

      (iii) The Building is damaged by any peril during the last twelve (12) months of the Lease Term; provided, however, that Landlord may not terminate this Lease pursuant to this subparagraph if Tenant, at the time of such damage, has previously effectively exercised its Option to Extend the Lease Term, if any.

      (iv) The Building is damaged by any peril and, because of the Laws then in force, may not be restored to substantially the same condition in which it was prior to such damage because of a substantial increase in the cost of restoration directly related to changes in Laws that have occurred since the Building was constructed, which substantial increase is not covered by insurance proceeds actually made available by Landlord; provided, however, that Landlord may not terminate this Lease pursuant to this subparagraph if (a) Tenant agrees in writing to pay the additional restoration costs directly related to changes in Laws that have occurred since the Building was constructed to the extent it is not covered by insurance proceeds actually recovered by Landlord, and Tenant deposits such amount within thirty (30) days after Landlord has exercised its option to terminate this Lease, or (b) the Building may be redesigned in a manner that does not materially change its size, configuration or value, which redesign would result in Landlord being able to restore the Building at reasonable costs and would not result in there being insufficient insurance proceeds actually recovered by Landlord so long as Landlord and Tenant reach agreement on such redesign within thirty (30) days after Landlord has exercised its option to terminate the Lease and any and all Lenders approve such redesign. For purposes of this subparagraph, a "substantial increase in the costs of restoration" shall mean an increase of five percent (5%) or more over what the restoration costs would have been had no changes in Laws occurred since the damaged Building was originally constructed.

      (v) If Tenant elects to make a deposit to avoid a termination of this Lease pursuant to Paragraph 16.B(ii) or (iv), the following shall apply to such deposit: (a) the deposit may be in the form of cash or an irrevocable letter of credit; (b) any irrevocable letter of credit provided by Tenant to satisfy this requirement must be payable to Landlord, be in the amount of the required deposit, be in form reasonably acceptable to Landlord, and provide for the disbursal of funds to Landlord upon Landlord's certification that the same are needed to pay for restoration costs actually incurred; (c) the deposit shall be disbursed to Landlord as it is needed to pay restoration costs as they come due on a progress payment basis in accordance with customary commercial bank construction lending practices, and Tenant shall take such action as is necessary to cause the deposit to be so disbursed; and (d) the deposit, whether in the form of cash or letter of credit, shall be held in trust for disbursal to pay restoration costs by any Lender that is an insurance company or financial institution, or if there is no such Lender or if such Lender does not agree to act in such capacity, then by a bank, savings and loan association, or other financial institution selected by Landlord and approved by Tenant, whose fee shall be paid by Tenant.

      C. Tenant's Right to Terminate. If the Building is damaged by any peril and Landlord does not elect to terminate this Lease or is not entitled so to terminate this Lease pursuant to Paragraph 16.B, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord's architect, contractor or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the option to terminate this Lease in the event any of the following occurs, which option may be exercised only by delivery to Landlord of a written notice of election to terminate within fifteen (15) days after Tenant receives from Landlord the estimate of the time needed to complete such restoration:

      (i) The Building is damaged by any peril and, in the reasonable opinion of Landlord's architect, contractor or construction consultant, the restoration of the Premises cannot be substantially completed within the earlier of (a) two hundred seventy (270) days after the date of issuance of necessary building permits for such restoration; or (b) three hundred sixty-five (365) days after the date of such damage.

      (ii) The Building is damaged by any peril within twelve (12) months of the last day of the Lease Term, and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Building cannot be substantially completed within ninety
              (90) days after the date of such damage.

      D. Abatement of Rent. In the event of damage to the Building which does not result in the termination of this Lease, the Base Monthly Rent and Tenant's Percentage Share of Property Taxes and Operating Expenses, shall be temporarily abated from the date of the damage and during the period of restoration in proportion to the degree to which Tenant's use of the Building is impaired by such damage and restoration. In the event of any dispute between Landlord and Tenant concerning the amount of such abatement, the matter shall be determined by binding arbitration under the Commercial Rules of the American Arbitration Association. Tenant shall not be entitled to any compensation from Landlord for loss of Tenant's property to loss to Tenant's business caused by such damage or restoration. Tenant hereby waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code, and the provisions of any similar law, hereafter enacted.

17.   Condemnation.

      A. Definition of Terms. For the purposes of this Lease, the following terms shall have the indicated meanings: (1) "Taking" means a taking of the Premises or damage to the Premises related to the exercise of the power of eminent domain and includes a voluntary conveyance, in lieu of court proceedings, to any agency, authority, public utility, person or corporate entity empowered to condemn property; (2) "Total Taking" means the taking of the entire Building or so much of the Building or the Outside Areas as to prevent or substantially impair the use thereof by Tenant for the uses herein specified; provided, however, in no event shall a Taking of less than ten percent (10%) of the total Rentable Area of the Building or Outside Areas be deemed a Total Taking; (3) "Partial Taking" means the taking of only a portion of the Building or of the Outside Areas which does not constitute a Total Taking; (4) "Date of Taking" means the date upon which the title to the Premises or a portion thereof passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor; and
      (5) "Award" means the amount of any award made, consideration paid, or damages ordered as a result of a Taking.

      B. Rights. The parties agree that in the event of a Taking all rights between them or in and to an Award shall be as set forth herein and Tenant shall have no right to any Award except as set forth herein.

      C. Total Taking. In the event of a Total Taking during the Lease Term: (i) the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the Premises shall cease and terminate as of the Date of Taking;
      (ii) Landlord shall refund to Tenant any prepaid rent; (iii) Tenant shall pay the Landlord any rent or charges due Landlord under the Lease, each prorated as of the Date of Taking; (iv) Tenant shall receive from the Landlord those portions of the Award attributable to Trade Fixtures of Tenant, the value of any Alterations which Tenant has the right to remove from the Premises, the unamortized value allocable to the remainder of the Lease Term of any Alterations installed at Tenant's expense which are not removable, and moving expenses of Tenant; and (v) the remainder of the Award shall be paid to and be the property of Landlord.

      D. Partial Taking. In the event of a Partial Taking during the Lease Term, the following shall apply: (i) the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the portion of the Building and any Outside Areas taken shall cease and terminate as of the Date of Taking; (ii) from and after the Date of Taking the Base Monthly Rent shall be reduced to an amount which bears the same relationship to such Base Monthly Rent before such reduction as the fair market rental value of the Building which remains after the Partial Taking bears to the fair market rental value of the Building prior to the Partial Taking; (iii) Tenant shall receive from the Award the portions of the Award attributable to Trade Fixtures of Tenant, the value of any Alterations which Tenant has the right to remove from that part of the Building taken in the Partial Taking, and the unamortized value allocable to the remainder of the Lease Term of any Alterations installed at Tenant's expense which are not removable and which are located in that part of the Building taken in the Partial Taking; and (iv) the remainder of the Award shall be paid to and be the property of the Landlord.

      E. Temporary Taking. If any portion of the Building or Outside Areas is temporary taken for two hundred seventy (270) days or less, this Lease shall remain in effect with no abatement of rent and Tenant shall be entitled to recover any Award that is made for such Taking. If any portion of the Building or Outside Areas is temporarily taken by a Taking for a period which exceeds two hundred seventy (270) days or which extends beyond the natural expiration of the Lease Term, and such taking prevents or substantially impairs the use of the remainder of the Building or Outside Areas by Tenant for the uses herein specified, then Tenant shall have the right to terminate this Lease effective as of the Date of Taking.

18. Mechanics' Liens. Tenant shall (i) pay for all labor and services performed for, materials used by or furnished to Tenant or any contractor employed by Tenant with respect to the Premises, and (ii) indemnify, defend and hold Landlord and the Premises harmless and free from and shall promptly cause to be removed any liens, claims, demands, encumbrances or judgments created or suffered by reason of any labor or services performed for, materials, used by or furnished to Tenant or any contractor employed by Tenant with respect to the Premises, (iii) give notice to Landlord in writing five (5) business days prior to employing any laborer or contractor to perform services related to, or receiving materials for use upon the Premises, and (iv) permit Landlord to post a notice of nonresponsibility in accordance with the statutory requirements of California Civil Code Section 3094 or any amendment thereof. In the event Tenant is required to post an improvement bond with a public agency in connection with the above, Tenant agrees to include Landlord as an additional obligee. Nothing herein shall prohibit Tenant from contesting any claim for labor, services or materials, provided Tenant complies with the provisions of this Paragraph 18.

19. Inspection of the Premises. Tenant shall permit Landlord and its Agents to enter the Premises at any reasonable time for the purpose of inspecting the same, performing Landlord's maintenance and repair responsibilities, making alterations or improvements to the Premises or to the Building, posting notices of nonresponsibility for alterations, additions or repairs and, if Tenant has not effectively exercised its option to extend the Lease Term and such extension option has expired, at any time within eighteen (18) months prior to expiration of this Lease, to place upon the Premises ordinary "For Lease" or "For Sale" signs, and, to show the Premises and Building to prospective tenant and brokers, provided that with respect to any such entry, other than in the case of an emergency, Landlord shall have given Tenant at least twenty-four (24) hours prior written notice of intent to enter the Premises, shall be accompanied by a representative of Tenant (if Tenant requests and provides such representative), shall comply with any security procedures of Tenant while therein, and at all times shall use commercially reasonable efforts to minimize interference with Tenant's use of the Premises.

20.   Compliance with Laws.

      A. Obligation of Tenant. Tenant shall, at its own cost, comply with all Laws now in force or which may hereafter be in force pertaining to the use and occupancy of the Premises by Tenant and its Agents. The judgment of any court of competent jurisdiction or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such Laws in the use and occupancy of the Premises shall be conclusive of the fact that such violation by Tenant has occurred.

      B. Right to Contest. Tenant shall have the right to contest or otherwise review by appropriate legal or administrative proceedings the application of any Law or insurance underwriters requirement to the use by Tenant or the Premises. If Tenant desires to so contest any such Law or requirement, Tenant shall give Landlord written notice of its intention to do so and may conduct such contest or other reviews so long as it pays all costs, and compliance therewith may be held in abeyance pending completion of such proceedings. Tenant shall protect and indemnify Landlord against any and all expenses or damages resulting from such contest or other proceeding.

21. Subordination. Tenant shall, upon Landlord's request, promptly execute any instrument (including an amendment to this Lease) or instruments of subordination reasonably necessary to subordinate this Lease to any mortgage or deed of trust to be placed upon the Premises, or any part thereof, by Landlord, which instrument or instruments may include such other matters as the Lender customarily requires in connection with such agreements in comparable transactions, including provisions that the Lender not be liable for any defaults on the part of Landlord occurring prior to the time the Lender takes possession of the Premises in connection with the enforcement of its rights under the mortgage or deed of trust. Tenant's failure to execute any such instrument within ten (10) days after written demand therefor shall constitute a default by Tenant under this Lease. Tenant agrees to attorn to and recognize any mortgagee or beneficiary of the deed of trust subsequently encumbering the Premises and any party acquiring title to the Premises, by judicial foreclosure or a trustee's sale, as a successor to Landlord hereunder. Tenant's obligation to subordinate this Lease to any mortgage or deed of trust is conditioned upon the following:

      (i) The Lender must consent in writing to this Lease and agree in writing that, so long as there does not then exist any Event of Tenant's Default, in the event of foreclosure of the mortgage or deed of trust the Lender shall recognize the tenancy of Tenant on the terms contained herein and this Lease shall remain in full force and effect.

      (ii) If the instrument effecting subordination provides that upon foreclosure of the mortgage or deed of trust the Lender (or any successor in interest) is not liable for the full and complete performance of all of the obligations of the Landlord under this Lease (e.g., the completion of improvements to be constructed by the Landlord), then such agreement shall provide that if a foreclosure of such mortgage or deed of trust does occur and the Lender (or its successor in interest) at any time thereafter relies upon such provision to avoid performance of any obligation of the Landlord contained in this Lease thus causing a material interference with Tenant's use of the Premises, then in that limited circumstance Tenant shall have the following rights: (i) Tenant may terminate this Lease; or (ii) Tenant may perform the obligation that such Lender (or successor in interest) has elected not to perform and deduct the cost thereof (with interest at the Agreed Interest Rate from the date of expenditure until reimbursement) from the payments of the Base Monthly Rent until Tenant has been fully reimbursed for the cost of such performance.

      (iii) With respect to any Lender having a security interest in the Premises as of the Commencement Date, such Lender shall execute a non-disturbance agreement in accordance with the aforementioned terms within ninety (90) days after the Commencement Date. If such non-disturbance agreement is not executed within such ninety (90) day period then Tenant shall have the option at any time prior to the execution by the Lender of such non-disturbance agreement, but shall not be obligated to do so, to terminate this Lease whereupon the Previous Lease shall be reinstated and Tenant shall pay to Landlord the amount by which (i) all sums which would otherwise have been payable by Tenant under the Previous Lease during the period commencing April 1, 1992 and continuing through the date of such termination, exceeds (ii) all amounts actually paid by Tenant during the same period.

22. Holding Over. This Lease shall terminate without further notice at the expiration of the Lease Term. Any holding over by Tenant after expiration shall not constitute a renewal or extension or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after the expiration with the consent of Landlord shall be construed to be a tenancy from month to month, at one hundred twenty-five percent (125%) of the Base Monthly Rent for the last month of the Lease Term, and shall otherwise be on the terms and conditions herein specified insofar as applicable.

23. Notices. Any notice required or desired to be given under this Lease shall be in writing with copies directed as indicated below and shall be personally served or given upon the earlier of delivery or by mail. Any notice given by mail shall be deemed to have been given when forty-eight
      (48) hours have elapsed from the time which such notice was deposited in the United States mail, certified and postage prepaid, addressed to the party to be served with a copy as indicated herein at the last address given by that party to the other party under the provisions of this Paragraph. At the date of execution of this Lease, the address of Landlord is:

      c/o Vintage Properties                      With a Copy To
      393 Vintage Park Drive                      c/o Marina Village
      Suite 210                                   1150 Marina Village Parkway
      Foster City, California 94404               Suite 100

      Attn: Joseph R. Seiger                      Alameda, California 94501
                                                  Attn: Property Manager

      and the address of Tenant is:

      2140 West El Camino Real
      Mountain View, California 94039
      Attention:  Chief Financial Officer.

24. Attorneys' Fees. In the event either party shall bring any action or legal proceeding for damages for any alleged breach of any provision of this Lease, to recover rent or possession of the Premises, to terminate this Lease, or to enforce, protect or establish any term or covenant of this Lease or right or remedy of either party, the prevailing party shall be entitled to recover as a part of such action or proceeding reasonable attorneys' fees and court costs, including attorneys' fees and costs for appeal, as may be fixed by the court or jury. The term "prevailing party" shall mean the party who received substantially the relief requested, whether by settlement, dismissal, summary judgment, judgment or otherwise.

25.   Nonassignment.

      A. Consent Required. Tenant's interest in this Lease is not assignable, by operation of law or otherwise, nor shall Tenant have the right to sublet the Premises, transfer any interest of Tenant therein or permit any use of the Premises by another party, without the prior written consent of Landlord to such assignment, subletting, transfer or use, which consent Landlord agrees not to unreasonably withhold, subject to the provisions of Paragraph 25.B and Paragraph 37. A consent to one assignment, subletting, occupancy or use by another party shall not be deemed to be a consent to any subsequent assignment, subletting, occupancy or use by another party. Any assignment or subletting without such consent shall be void and shall, at the option of Landlord, terminate this Lease. Landlord's waiver or consent to any assignment or subletting hereunder shall not relieve Tenant from any obligation under this Lease unless the consent shall so provide. Tenant may, with Landlord's prior written consent, assign this Lease as security for a bona fide loan; provided, however, that if the lender is an Institutional Lender or syndicate of lenders headed by an Institutional Lender (a "Syndicate"), Landlord's prior consent shall not be required. If the lender taking this Lease as security is an Institutional Lender or a Syndicate, Landlord shall make such amendments to this Lease or agreements with such lender as (i) are reasonably requested by such lender, (ii) are limited to protecting the lender's security interest in the Lease, (iii) are customarily received by Institutional Lenders in connection with leasehold mortgage financing, (iv) do not materially and adversely affect Landlord's rights under the Lease and will not delay Landlord's exercise of its remedies for an Event of Tenant's Default and in no event change the Base Monthly Rent, Additional Rent, or Lease Term, and (v) would not constitute a default under any mortgage or deed of trust encumbering the Premises. Notwithstanding the foregoing, Landlord shall not be obligated to make amendments to the Lease or agreements with such lender which would permit the Lease to be assigned without the prior consent of Landlord. Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent (i) if the proposed assignee or sublessee is a governmental agency; (ii) if, in Landlord's reasonable judgment, the use of the Premises by the proposed assignee or sublessee would entail any alterations which would materially lessen the value of the leasehold improvements in the Premises (and Tenant does not provide Landlord with reasonable assurance that such alterations will be removed and restored upon termination of the Lease), or would require materially increased services by Landlord for which reimbursement by Tenant is not sufficient to cover all costs that Landlord would incur as a result of providing such additional services; (iii) if, in Landlord's reasonable judgment, the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Landlord for other tenants under leases with comparable term and the proposed sublease term expiration is within one
      (1) year of the expiration of the Lease Term, or the character, reputation or business of the proposed assignee or sublessee is not consistent with the quality of the other tenancies in the Project; (iv) in the case of a subletting of less than the entire Premises, if the subletting would result in the division of any given floor of the Premises into more than four subparcels, would create a subparcel of a configuration that is not suitable for normal leasing purposes, or would require access to be provided through space leased or held for lease to another tenant or improvements to be made outside of the Premises and Tenant does not provide Landlord with reasonable assurance that such alterations to create such configuration will be removed and restored to the original configuration upon termination of the Lease; or (v) if, at the time consent is requested or at any time prior to the granting of consent, there is an uncured Event of Tenant's Default under the Lease which is capable of being cured and which has not been cured. As used in this Paragraph 25, the term "assign" or "assignment" shall include, without limitation, any sale, transfer, or other disposition of all or any position of Tenant's estate under this Lease, whether voluntary or involuntary, and whether by operation of law or otherwise including any of the following:

      (i) If Tenant is a corporation: (i) any dissolution, merger, consolidation, or other reorganization of Tenant or (ii) a sale of more than 50% of the value of the assets of Tenant or (iii) if Tenant is a corporation with fewer than 50 shareholders, sale or other transfer of a controlling percentage of the capital stock of Tenant to one entity or to a group of related entities. The phrase "controlling percentage" means the ownership of, and the right to vote, stocks possessing at least 50% of the total combined voting power of all classes of Tenant's stock issues, outstanding and permitted to vote for the election of directors;

      (ii) If Tenant is a trust the transfer of more than 50% of the beneficial interest of Tenant, or the dissolution of the trust;

      (iii) If Tenant is a partnership or joint venture, the withdrawal, or the transfer of the interest of any general partner or joint venturer or the dissolution of the partnership or joint venture;

      (iv) If Tenant is composed of tenant-in-common, the transfer of interest of any cotenants or the partition of dissolution of the cotenancy.

      B. Notice Required. If Tenant desires to assign its interest in this Lease or sublet the Premises, or transfer any interest of Tenant therein, or permit the use of the Premises by another party (hereinafter collectively referred to as a "Transfer"), Tenant shall give Landlord at least fifteen
      (15) days prior written notice of the proposed Transfer and of the terms of such proposed Transfer, including, but not limited to, the name and legal composition of the proposed transferee, a financial statement of the proposed transferee, the nature of the proposed transferee's business to be carried on in the Premises, the payment to be made or other consideration to be given on account of the Transfer, and such other pertinent information as may be requested by Landlord, all in sufficient detail to enable Landlord to evaluate the proposed Transfer and the prospective transferee.

      C. Landlord's Right to Share in Net Subrent Profit. If Landlord consents to a Transfer proposed by Tenant, Tenant may enter into such Transfer, and if Tenant does so, the following shall apply to such Transfer (but not to any Transfer described by Paragraph 25.D):

      (i) If Tenant assigns interest in this Lease, then Tenant shall pay to Landlord fifty percent (50%) of all consideration received by Tenant over and above (a) the assignee's agreement to assume the obligations of Tenant under this Lease, and (b) all "Permitted Transfer Costs" (as defined in Paragraph 25.C(v)). In the case of assignment, the amount of consideration owed to Landlord shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such consideration is paid to Tenant by the assignee.

      (ii) If Tenant sublets any part of the Premises, then with respect to the space so subleased, Tenant shall pay to Landlord fifty percent (50%) of the positive difference, if any, between (a) all rent and other consideration paid by the subtenant to Tenant, less (b) all Permitted Transfer Costs and all payments of the Base Monthly Rent and Additional Rent fairly allocable to that part of the Premises affected by such sublease. Such amount shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such rent and other consideration is paid to Tenant by its subtenant. In calculating Landlord's share of any periodic payments, all such costs permitted to be deducted from the gross consideration received by Tenant that have been paid by Tenant shall be first recovered by Tenant.

      (iii) Tenant's obligations under this Paragraph 25.C shall survive any Transfer. At the time Tenant makes any payment to Landlord required by this Paragraph 25.C, Tenant shall deliver an itemized statement of the method by which the amount to which Landlord is entitled was calculated, certified by Tenant as true and correct, Landlord shall have the right at reasonable intervals to inspect Tenant's books and records relating to the payments due hereunder. Upon request therefor, Tenant shall deliver to Landlord copies of all bills, invoices or other documents upon which its calculations are based.

      (iv) As used in this Paragraph 25.C, the term "consideration" shall mean any consideration of any kind received by Tenant as a result of the Transfer if such consideration is paid or given in exchange for Tenant's interest in this Lease or in the Premises.

      (v) As used herein, the term "Permitted Transfer Costs" shall mean the following: (a) all reasonable leasing commissions paid to third parties not affiliated with Tenant in order to obtain the Transfer in question; (b) all reasonable attorneys' fees incurred by Tenant with respect to the Transfer in question; (c) the cost of Alterations that must be made by Tenant in order to obtain the Transfer in question; (d) the amount of the Base Monthly Rent and all Additional Rent paid by Tenant with respect to that part of the Premises affected by the Transfer in question for that period of time during which such part of the Premises was vacant and actively being marketed for sublease or assignment so long as at the commencement of such vacancy previous notice of such vacancy was delivered to Landlord and Landlord was able to inspect and verify same; and (e) any of the foregoing types of costs paid or incurred by Tenant with respect to prior Transfers which Tenant did not recoup (after first paying the Base Monthly Rent and Additional Rent fairly allocable to the space affected by such prior Transfers) from rent and other consideration paid by the subtenants or assignees that were parties to such prior Transfers.

      (vi) In the event Tenant shall assign the Lease or sublet the Premises or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act that Tenant proposes to do then Tenant shall pay Landlord's reasonable attorney's fees incurred in connection therewith up to One Thousand Dollars ($1,000) per event, as such amount is adjusted pursuant to Paragraph 41.

      D. Exempt Transfers. Tenant may, without Landlord's prior written consent and without any participation by Landlord in assignment or subletting proceeds, assign its interest in the Lease or sublet the Premises or a portion thereof to (i) an Affiliate of Tenant; (ii) a successor corporation related to Tenant by merger, consolidation, non-bankruptcy reorganization or government action, or engage in a merger, consolidation or other reorganization of Tenant which is defined as an "Assignment" under Paragraph 25.A(i); or (iii) a purchaser of substantially all of the Tenant's assets related to the business being operated at the Premises, so long as the Affiliate and Tenant, combined, under (i), such successor or the entity which continues as Tenant under (ii), or such purchaser under
      (iii), has a net worth equal to or greater than the net worth of Tenant as of the Effective Date; provided that in all such instances the transferee assumes the obligations of the Tenant under this Lease in a written instrument delivered to Landlord and provided further that the transferor tenant remains liable as a primary obligor for the obligations of Tenant under this Lease (excluding a transferor corporation which does not survive a merger or other reorganization).

26. Successors. This Lease shall be binding on the parties hereto and on their respective heirs, successors and assigns (to the extent the Lease is assignable).

27. Lender Protection. In the event of any default on the part of Landlord, Tenant shall give notice by registered or certified mail to any Lender whose address shall have been furnished it, and shall offer such Lender a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or judicial foreclosure, if such should prove necessary to effect a cure.

28. Estoppel Certificates and Financial Statements. At all times during the Lease Term, each party agrees, following any request by the other party, promptly to execute and deliver to the requesting party an estoppel certificate (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect,
      (ii) stating the date to which the rent and other charges are paid in advance, if any, (iii) acknowledging that there are not, to the certifying party's knowledge, any uncured defaults on the part of any party hereunder or, if there are uncured defaults, specifying the nature of such defaults, and (iv) certifying such other information about the Lease as may be reasonably required by the requesting party. A failure to deliver an estoppel certificate within ten (10) days after delivery of a request therefor shall be a conclusive admission that, as of the date of the request for such statement, (a) this Lease is unmodified except as may be represented by the requesting party in said request and is in full force and effect, (b) there are no uncured defaults in the requesting party's performance, and (c) no rent has been paid in advance for more than thirty
      (30) days. At any time during the Lease Term Tenant shall, upon ten (10) days prior written notice from Landlord, provide Tenant's most recent financial statement and financial statements covering the twenty-four (24) month period prior to the date of such most recent financial statement to Landlord, any existing Lender or to any potential Lender or buyer of the Premises. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. Failure to deliver such statements within ten (10) days after receipt of written notice from Landlord of delinquency in delivery of such statement shall be an Event of Tenant's Default under Paragraph 15. Landlord shall use reasonable efforts to keep confidential all financial statements delivered to it by Tenant pursuant to this paragraph



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
      and shall cause any potential Lender or buyer of the Premises to whom such statements are delivered also to agree to use reasonable efforts to keep such statements confidential.

29. Surrender of Lease Not Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of the Landlord, terminate all or any existing subleases or subtenants or operate as an assignment to Landlord of any or all such subleases or subtenants.

30. Waiver. The waiver by Landlord or Tenant of any breach of any term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained.

31.   General.

      A. Captions. The captions and paragraph headings used in this Lease are for the purposes of convenience only. They shall not be construed to limit or extend the meaning of any part of this Lease.

     B. Transfers by Landlord; Limitation on Tenant's Recourse for Landlord Default; Landlord and its successors in interest shall have the right to transfer their interest in this Lease and the Premises at any time and to any person or entity. In the event of any such transfer, the Landlord originally named herein (and, in the case of any subsequent transfer, the transferor) from the date of such transfer shall be relieved of all liability for the performance of the obligations of the Landlord hereunder which may accrue after the date of such transfer except for those relating to any funds in which Tenant has an interest that are in the hands of Landlord or the then transferor at the time of such transfer which are not turned over the transferee; provided, however, that the foregoing release shall not be effective unless the transferee shall have executed an assumption agreement by which it agrees to perform all of the obligations of the Landlord under this Lease which accrue after the date of such transfer or which are then in default. The release of a transferring Landlord of its obligations under Paragraph 37.G concerning Hazardous Materials shall further be conditioned upon the transferee having, at the time of transfer of title to the Premises, either (i) a net worth determined in accordance with generally accepted accounting principles of at least $5,000,000 (as such amount is adjusted pursuant to Paragraph 41) which net worth is also not less than twenty-five percent (25%) of the value of all assets of such transferee, or (ii) a net worth determined in accordance with generally accepted accounting principles of at least $15,000,000 (as adjusted pursuant to Paragraph 41). In addition, if Landlord voluntarily transfers fee title to the Premises prior to completion of the Renovation Improvements, then Landlord or the transferor shall not be relieved of its obligations to complete the Renovation Improvements in accordance with the Lease unless Landlord shall upon such transfer deposit into an escrow under the control of Landlord's transferee and Tenant, as security for the performance of all obligations under the Improvement Agreement, an amount equal to Landlord's reasonable estimate of the Renovation Improvement Costs which will then be required to complete such Renovation Improvements, or shall deliver to Tenant a surety bond in such amount as security for the obligation of Landlord's transferee with respect to the completion of the Renovation Improvements which bond shall be in form, and be issued by such surety company, as is reasonably acceptable to Tenant. The obligations of Landlord under this Lease do not constitute personal obligations of the partners, directors, officers, shareholders, or trustees of Landlord, or of the partners, directors, officers, shareholders or trustees of Landlord's partners ("Beneficial Owners") except with respect to Landlord and its general partners (but not the partners of its general partners) as provided below. For the realization of any claims against Landlord arising under this Lease, Tenant shall have recourse only to the assets of Landlord which are real property subject to this Lease or proceeds therefrom (e.g. condemnation proceeds, insurance proceeds, or rent) ( the "Building Assets") for the satisfaction of such obligations and not against the other assets of Landlord or its Beneficial Owners. Notwithstanding the foregoing, the following shall apply only with respect to claims by Tenant directly resulting from any and all defaults by Landlord of its obligations under the Improvement Agreement and/or Paragraph 37.G concerning Hazardous Materials ("Special Defaults");
     (i) for Special Defaults, Tenant shall first seek recourse against Building Assets but not to exceed $5,000,000 (as adjusted pursuant to Paragraph 41.) for each claim and in the aggregate; (ii) to the extent Tenant is unable to recover all amounts to which it is entitled for Special Defaults from recourse against Building Assets, Landlord and its general partners (but not any partners or Beneficial Owners or such general partners) shall be liable to pay the short fall in Tenant's recovery to the extent necessary to provide Tenant with an aggregate total recovery from Building Assets and such additional payments by Landlord and its general partners of the lesser of $5,000,000 (as that amount is adjusted pursuant to Paragraph 41 hereof) or the aggregate amount Tenant is entitled to recover from Landlord for Special Defaults under the following three sentences; and (iii) the obligation of Landlord and its general partners to make the additional contribution described in clause (ii) immediately preceding (the "Special Contribution Obligation") shall be limited as provided in the following three sentences. The parties acknowledge that concurrently with the execution of this Lease, Landlord and Tenant are executing other leases and option agreements (which, if options are exercised, will lead to the execution of additional leases) covering facilities in the Project (the "Other Leases"), and that each of the Other Leases contains a provision substantially the same as that contained in the immediately preceding sentence. Notwithstanding anything contained herein, in no event shall Landlord and its general partners be required to pay more than $10,000,000 (as such amount as adjusted pursuant to Paragraph 41 hereof) in discharge of the Special Contribution Obligations described herein or in the Other Leases. In no event shall Landlord be liable for consequential damages, such as lost revenues or lost profits, which may result from Landlord's breach of its obligations to complete the Renovation Improvements set forth in the Improvement Agreement.

      C. Time. Time is of the essence for the performance of each term, covenant and condition of this Lease.

      D. Severability; Governing Law. In case any one or more of the provisions contained herein, except for the payment of rent, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein. This Lease shall be construed and enforced in accordance with the laws of the State of California.

      E. Joint and Several Liability. If Tenant is more than one person or entity, each such person or entity shall be jointly and severally liable for the obligations of Tenant hereunder.

      F. Exhibits. All exhibits attached hereto and referred to herein are incorporated herein by this reference.

      G. Miscellaneous. Any executed copy of this Lease shall be deemed an original for all purposes. As used herein, "party" shall mean Landlord or Tenant, as the context implies. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against Landlord or Tenant. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural. The terms "shall", "will", and "agree" are mandatory. The term "may" is permissive. When a party is required to do something by this Lease, it shall do so at its sole cost and expense without right of reimbursement from the other party unless specific provision is made therefor. When a party is obligated not to perform any act, that party is also obligated to restrain any others within its control from performing said act, including agents, contractors and employees. The use herein of the word "including," when following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation" or "but not limited to," or word of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

      H. Survival. The following provisions of this Lease shall survive the expiration or earlier termination of this Lease (but not if such early termination results from the exercise by Tenant of any right of rescission of this Lease as set forth in Paragraph 3.A. above); 4.F.(3) (payment of Percentage Share of Operating Expenses); 7.B. (payment of Percentage Share of Property Taxes); 8.A. (Waiver and Indemnity); 9. (Utilities); 13.B.(iv) (removal of alterations); 22 (Holding Over); 31.B. (Transfers by Landlord; Limitation on Tenant's Recourse); 34 (Surrender); 37.F. (surrender); and 37.G. (Landlord's Obligation).

32. Signs. Tenant shall be entitled to install signs identifying its business within the Project and exterior signs on the Building as described and in accordance with an overall signage program to be approved by Landlord and Tenant and subject to any Laws; provided, however, Landlord has previously agreed to (i) allow Tenant its own separate identity signage from that of the Project, and (ii) include in Tenant's signage program major entry signage at the entry to Tenant's campus within the Project, secondary identity signage at secondary entrances and directional signage to all of Tenant's buildings within the Project. The cost of all exterior signage shall be paid by Landlord. At the termination of this Lease, Tenant shall remove any signs which it has placed on the Premises and shall repair any damage caused by the installation or removal of such signs.

33. Interest on Past Due Obligations. Any amount due to Landlord or Tenant not paid when due shall bear interest from the due date until paid at the Agreed Interest Rate. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

34. Surrender of the Premises. On the last day of the Lease Term, or on sooner termination of this Lease, Tenant shall surrender the Premises to Landlord in their condition existing as of the Commencement Date, ordinary wear and tear excepted, with all originally painted interior walls washed and other interior walls cleaned, all damaged ceiling tiles and lighting lenses replaced, all carpets shampooed and cleaned, the air conditioning and heating equipment serviced and repaired by a reputable and licensed service firm, all floors cleaned and waxed, all to the reasonable satisfaction of Landlord, subject to the limitations on Tenant's obligation to remove Alterations and restore the Premises to its prior condition set forth in Paragraph 13. Nothing contained in this Paragraph 34 shall require Tenant to repair the effects of any condition set forth in Paragraph 13. Nothing contained in this Paragraph 34 shall require Tenant to repair the effects of any condemnation, damage or destruction or any other condition which Tenant is not required to remedy under this Lease. Tenant shall remove all of Tenant's personal property and Trade Fixtures from the Premises, and all property not so removed shall be deemed abandoned by Tenant. Tenant, at its sole cost, shall repair any damage to the Premises caused by the removal of Tenant's Trade Fixtures, personal property, machinery and equipment, which repair shall include the patching and filling of holes and repair of structural damage. If the Premises are not so surrendered at the termination of this Lease, Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant or losses to Landlord due to lost opportunities to lease to succeeding tenants.

35. Authority. The undersigned parties hereby warrant that they have proper authority and are empowered to execute this Lease on behalf of Landlord and Tenant, respectively.

36.   Options to Extend.

      A. Tenant shall have three (3) options to extend the Lease Term, each for a period of five (5) years (each of which is referred to herein as an "Option Term"). Each option may be exercised only by written notice given to Landlord not earlier than twenty-four (24) months and not later than eighteen (18) months prior to the expiration of the then existing Lease Term. Tenant may not exercise any of such options at any time that there exists an Event of Tenant's Default involving those events described in Paragraph 15.A.(iv), (vi) or (vii) or there exists an Event of Tenant's Default that is capable of being cured but has not been cured by Tenant. In all respects, the terms, covenants and conditions of this Lease shall remain unchanged during each Option Term, except that the Base Monthly Rent payable during each Option Term shall be increased in accordance with Paragraph 36.B, Landlord shall have no obligation to fund additional tenant improvements in the Premises or pay Tenant's brokerage commission, if any, and there shall be no further option to extend the Lease Term at the end of the third Option Term.

      B. The Base Monthly Rent payable during each Option Term shall be ninety percent (90%) of the "Fair Market Rent for the Premises" (as defined in Paragraph 36.D) as of the first day of the Option Term in question. Base Monthly Rent during an Option Term may be subject to an adjustment or adjustments at such times, in such amount or using such formula, as may be established in connection with determining the Fair Market Rent for the Premises.

      C. Promptly following exercise of each option to extend, the parties shall meet and endeavor to agree upon the Fair Market Rent of the Premises. If within fifteen (15) days after exercise of any of the options, the parties cannot agree upon the Fair Market Rent for the Premises as of the first day of the Option Term in question, the parties shall submit the matter to binding appraisal in accordance with the following procedure: Within thirty (30) days after exercise of the option, the parties shall either
      (i) jointly appoint an appraiser for this purpose or (ii) failing this joint action, separately designate a disinterested appraiser. No person shall be appointed or designated an appraiser unless he has at least five
      (5) years experience in appraising major commercial property in Alameda County and is a member of a recognized society of real estate appraisers. If within thirty (30) days after the appointment of the two appraisers reach agreement on the Fair Market Rent for the Premises as of the first day of the Option Term in question, that value shall be binding and conclusive upon the parties. If the two appraisers thus appointed cannot reach agreement on the question presented within thirty (30) days after their appointment, then the appraisers thus appointed shall appoint a third disinterested appraiser having like qualifications. If within thirty
      (30) days after the appointment of the third appraiser a majority of the appraisers agree on the Fair Market Rent of the Premises as of the first day of the Option Term in question, that value shall be binding and conclusive upon the parties. If within thirty (30) days after the appointment of the third appraiser a majority of the appraisers cannot reach agreement on the question presented, then the three appraisers shall each submit their independent appraisal to the parties, the appraisal farthest from the median of the three appraisals shall be disregarded, and the average of the remaining two appraisals shall be deemed to be the Fair Market Rent of the Premises as of the first day of the Option Term in question and shall be binding and conclusive upon the parties. Each party shall pay the fees and expenses of the appraiser appointed by it and shall share equally the fees and expenses of the third appraiser. If the two appraisers appointed by the parties cannot agree on the appointment of the third appraiser, they or either of them shall give notice of such failure to agree to the parties and if the parties fail to agree upon the selection of such third appraiser within ten (10) days after the appraisers appointed by the parties give such notice, then either of the parties, upon notice to the other party, may request such appointment by the American Arbitration Association or, on its failure, refusal or inability to act, may apply for such appointment to the presiding judge of the Superior Court of Alameda County, California.

      D. For purposes of this Paragraph, the term "Fair Market Rent for the Premises" shall mean the going market rental and any adjustment or adjustments to such rental at such time(s) and in such amount or using such formula as is prevailing at the time of the commencement of the Option Term in question, for comparably equipped space in buildings containing between 50,000 and 250,000 square feet, located within a five
      (5) mile radius of the Premises, and in a condition comparable to the then condition of the Premises, taking into account all legal uses for which the Premises could be used without material alteration thereto and the value of all the improvements in the Premises made by Landlord (but adjusting for the age and then condition of such improvements) for a tenant proposing to sign a lease for a similar term and having financial qualifications similar to Tenant and using as a guide equivalent space in the size range specified above of similar age, construction, quality, use and location. There shall be excluded from any determination of "Fair Market Rent of the Premises" the rental value attributable to any improvements constructed by Tenant with its own funds, and all Trade Fixtures and personal property of Tenant located in the Premises. Any determination of "Fair Market Rent of the Premises" shall take into account rental concessions then prevailing in the market (e.g., "free rent," lease assumptions, payment of moving expenses, etc.).

      E. If the Base Monthly Rent for any Option Term is established by appraisal conducted pursuant to Paragraph 36.C hereof and if Tenant does not, in its sole discretion, approve the Fair Market Rent for the Premises established for the Option Term in question as so established by appraisal, then Tenant may rescind its exercise of the option in question by giving Landlord written notice of such election to rescind within fifteen (15) days after the Fair Market Rent for the Premises for the Option Term in question is so established by appraisal. If Tenant so timely rescinds its exercise of the option in question, then (i) the Lease shall expire on the later to occur of either five hundred forty (540) days after Tenant's notice of rescission is delivered to Landlord or on the date of the Lease would otherwise have expired absent such exercise of the option in question by Tenant; (ii) if the Lease Term is extended as a result of Tenant's rescission, then the Base Monthly Rent for the extended period shall be equal to the Base Monthly Rent in effect prior to Tenant's rescission; and (iii) Tenant shall pay all costs incurred by Landlord in participating in any appraisal to establish the Fair Market Rent for the Premises for the Option Term in question.

37.   Hazardous Material.

      A. Definitions. As used herein, the term "Hazardous Material" shall mean any substance or material which has been determined by any state, federal or local government authority to be capable of posing a risk of injury to health, safety or property including all of those materials and substances designated as hazardous or toxic by the Environmental Protection Agency, the California Water Quality Control Board, the Department of Labor, the California Department of Industrial Relations, the Department of Transportation, the Department of Agriculture, the Consumer Product Safety Commission, the Department of Health and Human Services, the Food and Drug Administration or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment. Without limiting the generality of the foregoing, the term "Hazardous Material" shall include asbestos, PCB's, petroleum products and all materials and substances listed under Article 11, or defined as hazardous or extremely hazardous pursuant to Article 1 of Title 22 of the California Code of Regulations, Division 4, Chapter 30, as the same shall be amended from time to time.

      B. Use Restriction. Tenant shall not cause or allow anyone else to cause, any Hazardous Materials (other than commercially reasonable quantities of cleaning and office supplies for Tenant's use) to be used, generated, stored, released or disposed of (collectively, "Use") on or about the Premises, the Building or the Outside Areas without the prior written consent of Landlord, which consent may be withheld in the sole discretion of Landlord unless all of the conditions set forth in subparagraphs (i) through (iii) below are met, in which event such consent shall not unreasonably be withheld. In the event of any breach by Tenant, which constitutes an Event of Tenant's Default, of the covenants of conditions set forth in this Paragraph B, in addition to all of its other remedies under this Lease, Landlord may revoke any consent previously given with respect to the Use of Hazardous Materials.

      (i) The proposed Hazardous Material does not include freon, TCE, hydrocarbons or any hydrocarbon-based compounds or any Hazardous Material that has been detected at any time at levels exceeding "action levels" of any governmental agency in the soil or groundwater of the Premises, and the Use does not involve: (1) outside or underground storage; (2) storage of any quantities in excess of those requiring the establishment of a Business Plan under the Provisions of Health & Safety Code
              Section 25503.5; (3) the proposed Use does not involve manufacturing of commercial quantities of any Hazardous Materials; or (4) above-ground or inside storage, unless Tenant has made appropriate provisions for leak protection, leak detection and leak containment and such provisions are compatible with Building systems.

      (ii) The tangible net worth of Tenant at the time it requests consent to such Use is at least equal to $5,000,000 (as increased in accordance with the percentage increase in the Consumer Price Index from the Effective Date through the month prior to Tenant's request). "Tangible net worth" shall mean, at any date, the sum of the capital stock and additional paid-in capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficit) of Tenant and its subsidiaries, on a consolidated basis, minus accumulated deficit) of Tenant and its subsidiaries, on a consolidated basis, minus all intangible assets of Tenant and its subsidiaries, including, without limitation: (a) goodwill, trademarks, patents, patent application, brand names, copyrights, franchises and deferred charges (including unamortized debt discount and software development and other research and development costs), determined in accordance with generally acceptable accounting principles; (b) treasury stock; (c) cash held in a sinking or other similar fund established for the purpose of redemption or other retirement of capital stock; (d) to the extent not already deducted from total assets, reserves for depreciation, depletion, obsolescence or amortization of properties and other reserves or appropriations of retained earnings which have been or should be established in connection with the business conducted by the relevant corporation; (e) purchased intangibles; and (f) any revaluation or other write-up in book value of assets subsequent to the fiscal year of Tenant last ended at the date of this Lease. Such tangible net worth shall be as reported by an independent certified public accountant according to generally accepted accounting principles.

      (iii) Tenant, and/or any subtenant on whose behalf Tenant requests such consent has not previously been cited or charged by any governmental authority for improper use, storage or discharge of any Hazardous Material and is not, and has not previously been involved, either as a potentially responsible party, or otherwise, in any remediation or clean-up of a release of Hazardous Material; provided, however, if Tenant's proposed subtenant is an entity whose shares are publicly traded, the subtenant explicitly assumes in writing the obligations of Tenant under this Paragraph 37 with respect to those Hazardous Materials Used by such subtenant, on a joint and several basis, and the net worth of such proposed subtenant, as determined in accordance with generally acceptable accounting principles, is at least $50,000,000, then this subparagraph (iii) shall not be applicable.

      Upon seeking Landlord's consent, Tenant shall provide a complete list of all Hazardous Materials proposed to be permitted on the Premises, the maximum quantities to be used during any one-month period and a description of the means which will be used to handle, store and remove such materials from the Premises, Tenant shall obtain Landlord's consent before using any additional Hazardous Materials on the Premises not included in Tenant's most recent list, and shall provide written certificate to Landlord at least once during any twelve month period of the term, and at any time within five business days of Landlord's request, but not more often than four times during each twelve month period of the continued accuracy of Tenant's prior disclosures with respect to the Hazardous Materials then being used on the Premises. Tenant at its sole cost shall strictly comply with all Laws relating to the Use by Tenant or its Agents of Hazardous Materials. Landlord and its Agents may, from time to time, and without prior notice to Tenant, inspect the Premises for the purposes of confirming the presence of Hazardous Materials thereon and the means and methods then being used to handle and dispose of such materials, but Landlord shall not have an obligation so to do. The costs of inspections by Landlord's consultants shall be paid by Tenant as an Operating Expense, and if, as a result of any such inspection, or otherwise, Landlord determines that any certification by Tenant is inaccurate, then, promptly following Landlord's request, Tenant shall cause the proper legal removal from the Premises of Hazardous Materials not previously disclosed and opposed by Landlord, and shall cease all use or processes for which Landlord has not previously given its consent. If the Use of Hazardous Materials on the Premises caused by Tenant or its Agents results in contamination of the Premises or any soil or groundwater in, under or about the Premises. Tenant, at its expense, shall promptly take all actions necessary to remediate such contamination and otherwise to comply with the requirements of any governmental agency or other authority having jurisdiction over the Premises. Tenant shall defend, hold harmless and indemnify Landlord and its Agents and employees with respect to (i) all claims, damages (including consequential damages such as those which may result from Landlord's inability obtain financing for the Building), costs (including attorneys' fees) and liabilities arising out of or in connection with the Use of any Hazardous Material in or about the Premises by Tenant or its Agents, and (ii) any disposal or release of any Hazardous Material on or under the Building emanating from those portions of the Premises over which Tenant has exclusive control occurring after the date possession of the Premises, or the portion where such

      Material is disposed or released, is delivered to Tenant and prior to the termination of this Lease, and that is not the result of the negligence or willful misconduct of Landlord or its Agents. In the event of any dispute between Landlord and Tenant concerning Tenant's indemnification and defense obligations under this Paragraph B, for so long as Tenant uses the Premises solely for general office purposes, Landlord shall have the burden of showing by the preponderance of the evidence that the Use of any Hazardous Material was caused by Tenant or its Agents. If the Premises has been used for other than general office purposes by Tenant or its Agents, then Tenant shall bear the burden of showing by the same burden of proof that neither it nor any of its Agents caused the contamination of the Premises or any such soil or groundwater or such claims, damages or liabilities.

      C. Compliance. Tenant, at its sole cost, shall strictly comply with all Laws relating to the Use by Tenant of Hazardous Materials. If the presence of Hazardous Materials on the Premises caused by Tenant or its Agents results in contamination of the Premises or any soil or groundwater in, under or about the Premises, Tenant, at its expense shall promptly take all actions necessary to remediate such contamination and otherwise to comply with the requirements of any governmental agency or other authority having jurisdiction over the Premises. Tenant shall not suffer any lien to be recorded against the Premises as a consequence of the disposal of a Hazardous Material on the Premises by Tenant or its Agents, including any so-called state, federal or local "super fund" lien related to the "clean-up" of a Hazardous Material in or about the Premises. Tenant shall promptly, following Tenant's becoming aware of the same, notify Landlord of any inquiry, test, investigation or enforcement proceeding by or against Tenant or the Premises concerning a Hazardous Material. If Landlord reasonably believes that Tenant has violated the provisions of this Paragraph 37 and, if following notice by Landlord to Tenant, Tenant has failed to correct such violation in a timely manner, Landlord shall have the right to appoint a consultant to conduct an investigation to determine whether Hazardous Materials are being Used in an appropriate manner. If Tenant has violated any Law or covenant in this Lease regarding the Use of Hazardous Materials on or about the Premises, Tenant shall reimburse Landlord for the cost of such investigation. Tenant, at its expense, shall comply with all reasonable recommendations of the consultant required to conform Tenant's Use of Hazardous Materials to the requirements of applicable Law or to fulfill the obligations of Tenant hereunder.

      D. Assignment and Subletting. In evaluating a proposed Transfer and the prospective transferee in accordance the Paragraph 25, Landlord may take into account the proposed transferee's history of compliance with Laws regulating Hazardous Materials.

      E. Notice. Landlord and Tenant shall each give written notice to the other as soon as reasonably practicable of (i) any communication received from any governmental authority concerning Hazardous Materials which relates to the Premises, and (ii) any contamination of the Premises by Hazardous Materials which constitutes a violation of any Law regulating Hazardous Materials. At any time during the Lease Term, Tenant shall, within five
      (5) days after written request therefor received from Landlord, disclose in writing all Hazardous Materials that are being used by Tenant on the Premises, the Use of which requires Tenant to make written reports to any governmental agency under any Law regulating Hazardous Materials which disclosure by Tenant shall state the nature of such Use.

      F. Surrender. Upon the expiration or earlier termination of the Lease, Tenant, at its sole cost, shall remove all Hazardous Materials from the Premises and from the groundwater under the Premises which Tenant introduced to the Premises to the extent required by Law or to that level that a prudent owner would do on its own account (taking into account cost, legal requirements, anticipated changes in legal requirements and potential threat to groundwater), with disputes settled by binding arbitration under the Commercial Rules of the American Arbitration Association. Tenant shall indemnify and hold Landlord harmless from all claims, liabilities, expenses (including attorney's fees and investigation costs) penalties, fines, response costs and damages resulting from Tenant's failure to surrender the Premises as required by this Paragraph, including, without limitation, any claims or damages in connection with the condition of the Premises, including damages occasioned by the inability to relet the Premises or a reduction in the fair market and/or rental value of the Premises by reason of the existence of any Hazardous Materials disposed of by Tenant in or around the Premises. Upon the expiration or earlier termination of the Lease, Landlord, at its option, may through outside consultants, perform an exit environmental site assessment of the Premises, the cost of which would be paid by Tenant if
      (i) Tenant has not increased the intensity of use of Hazardous Materials over the Lease Term but there is contamination at the Premises caused by Tenant, or (ii) Tenant (or a subtenant) has increased the intensity of use of Hazardous Materials over the Lease Term at the Premises. The foregoing notwithstanding, Tenant's payment of such assessment shall be limited to $10,000, as adjusted pursuant to Paragraph 41, unless such assessment indicates that Tenant has caused such contamination.

      G. Landlord's Obligations. Landlord represents and warrants that, without independent investigation, it has no knowledge of any Hazardous Materials present in, on or under the Premises other than as described in those reports described in Exhibit "D" (the "Existing Hazardous Materials Condition"). Landlord, at its sole cost, shall comply with all Laws (including the federal law known as "CERCLA" and its California counterpart) which impose liability or responsibility upon either Landlord or Tenant to investigate, remediate or otherwise take any action with respect to the following: (i) the Existing Hazardous Materials condition; and (ii) compliance with all Laws regulating Hazardous Materials affecting the Premises to the extent that Landlord is legally obligated to do so by such Laws and such compliance is not made the responsibility of Landlord pursuant to Paragraph 37.B, 37.C, and 37.F. Landlord shall indemnify, defend and hold Tenant and its Agents harmless from and against all liabilities, claims, penalties, fines, response costs, and other expenses (including reasonable attorneys' fees) which result from Landlord's failure to perform the obligation stated in the immediately preceding sentence.

38. Approvals. Whenever this Lease requires an approval, consent, designation, determination or judgment by either Landlord or Tenant, such approval, consent, designation, determination or judgment shall not be unreasonably withheld or delayed.

39. Reasonable Expenditures. Any expenditure by a party provided or required under the Lease, for which such party is entitled to demand and does demand reimbursement from the other party, shall be limited to the fair market value of the goods and services involved, shall be reasonably incurred, and shall be substantiated by documentary evidence available for inspection and review by the other party or its representative during normal business hours.


40. Right to Perform Other Party's Covenants. If either party shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease, and such failure shall continue for thirty (30) days following notice to the other party and, in the case of Landlord, to Landlord's Lender(s), of such failure (unless the nature of the obligation is such that it cannot be completed within thirty (30) days, in which event the defaulting party need only commence performance within the thirty (30) day period and thereafter diligently complete the same), the other party may, but shall not be obligated to and without waiving or releasing such party from any obligation of such party under this Lease, make such payment or perform such other act to the extent the other party may deem desirable, and in connection therewith pay expenses and employ counsel. Notwithstanding the above, in the event such failure to perform shall create any unsafe or other emergency condition, the other party may take such actions as it deems reasonably necessary for protection of person and property in and about the Premises and shall promptly thereafter notify the other party of such actions. All sums so paid by the other party and all penalties, interest and costs in connection therewith shall be due and payable to the defaulting party on the next day after any such payment by the other party, together with interest at the Agreed Interest Rate from such date to the date of payment thereof by the defaulting party to the other party. All such sums owed by Tenant to Landlord under this Paragraph 40 shall be deemed Additional Rent.

41. CPI Adjustment. Where provisions of this Lease specify dollar amounts and state that they are to be adjusted pursuant to this Paragraph (e.g., Paragraph 13.B(i) and 31.B), at the time such provisions are applied during the Lease Term the amount in question shall be adjusted to that amount which is equal to the product obtained by multiplying (i) the amount originally specified in the provision in question as of the Effective Date, by (ii) a fraction the numerator of which is the Consumer Price Index published immediately preceding the date upon which such provision is to be applied and the denominator of which is the Consumer Price Index published immediately preceding the Effective Date.

42. Integration and Amendments. Except as expressly provided herein, Tenant acknowledges that neither the Landlord nor Landlord's Agents has made any representation or warranty as to the suitability of the Premises to the conduct of Tenant's business. Any agreements, warranties or representations not expressly contained herein shall in no way bind either Landlord or Tenant, and Landlord and Tenant expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not contained in this Lease. This Lease, together with all Exhibits hereto, constitute the entire understanding between the parties regarding Tenant's lease of the Premises and no addition to, or modification of, any term or provision of this Lease shall be effective until set forth in writing signed by both Landlord and Tenant.

43. Memorandum of Lease. Concurrently with the execution hereof, the parties shall execute, acknowledge and record a Memorandum of Lease referencing Tenant's options to extend the term in a form approved by Landlord and Tenant.

44. Non-Discrimination. Tenant covenants for itself, its heirs, executors, administrators, and assigns, and all persons claiming under or through it, and this Lease is made and accepted upon it subject to the condition that there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, religion, sex, marital status, national origins, or ancestry in the leasing, subleasing, transferring, use, occupancy, tenure, or enjoyment of the Premises herein leased nor shall the Tenant itself, or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use, or occupancy of tenant, subtenants, vendees in the Premises.

45. Brokerage Commissions. Each party hereto represents and warrants to the other that it has not had any dealings with any real estate brokers, leasing agents or salesmen, other than Cooper/Brady Commercial Real Estate and Steven R. Meckfessel (collectively "Brokers"), or incurred any obligations for the payment of real estate brokerage commissions or finder's fees which would be earned or due and payable by reason of the execution of this Lease other than to Brokers. Landlord shall pay any applicable commission to Brokers in accordance with separate agreements between Landlord and Brokers.

46. Existing Tenancy. As of the Effective Date, 6,169 square feet of Rentable Area (the "Prudential Space") located on the fourth floor of the Building is leased by Landlord to The Prudential Insurance Company of America. The Lease for such space expires on December 31, 1994, and there are no options to renew the lease term. As of January 1, 1996, the Prudential Space shall be added to and become a part of the Premises, the Base Monthly Rent shall be increased to reflect the addition of such space to the Premises, and Tenant's Percentage Share shall become one hundred percent (100%). Prior to January 1, 1996, Landlord shall have completed Renovation Improvements within the Prudential Space under the terms of the Improvement Agreement.

IN WITNESS WHEREOF, the parties have executed this Lease on the dates set forth below.

TENANT:                            LANDLORD

ASK COMPUTER SYSTEMS, INC.         ALAMEDA REAL ESTATE INVESTMENTS,
INVESTMENTS
a Delaware corporation             a California limited partnership

By: /s/ Illegible Signature        By: Vintage Properties - Alameda Commercial,
    -------------------------          a California corporation,
    Its: VP & General Counsel          Managing General Partner
         --------------------

By:                                By: /s/ Joseph R. Seiger
    -------------------------          ------------------------
    Its:                               Its: President
        ---------------------               -------------------

Date of Execution                  Date of Execution
By Tenant: June 26, 1992           By Landlord: 6/26/92
           ------------------                   ---------------

EXHIBIT C

OUTLINE OF PROJECT

(Diagram of Property)

                                   EXHIBIT D
                     EXISTING HAZARDOUS MATERIAL CONDITION

ENVIRONMENTAL REPORTS:

A. "Preliminary Site Environmental Review, Portions of Marina Village, Alameda, California" prepared by Woodward Clyde Consultants, March 1987.

B. "Toxic Hazardous Assessment Marina Village Development, Alameda, California" prepared by Applied Geosciences, Inc., December 1987.

C. "Toxic Hazard Assessment, Phase II Field Investigation, Marina Village Development, Alameda, California" prepared by Applied Geosciences, Inc., February 1, 1988.

         Incorporated into the above "Toxic Hazardous Assessment for Select Portions of the Marina Village Development, Alameda, California - Draft Report" prepared by Applied Geosciences Inc., February 26, 1988.

D. "Investigation of Field Area South of Powerhouse, Marina Village, April 25, 1988" prepared by Levine-Fricke.

E. "Removal of Petroleum Affected Soils from the Field Area South of the Powerhouse, Alameda Marina Village, Alameda, California" prepared by Levine-Fricke, October 5, 1988.

F. "Investigation of Northwest Area, Marina Village, Alameda, California" prepared by Levine-Fricke, October 6, 1988.

G. "Phase I Environmental Assessment Report, Vintage Properties/Alameda Commercial, Alameda, California", prepared by Levine-Fricke, February 16, 1989.

H. "Continued Monitoring and Proposed Remedial Measure in Northwest Study Area dated June 26, 1989", prepared by Levine-Fricke (Primary Report).

         Supplemental to Primary Report: "Continued Soil and Ground-Water Investigation of Parcel 5 and Implementation of a Ground-Water Monitoring Program and Proposed Remedial Measures in the Northwest Study Area, Marina Village, Alameda, California" prepared by Levine-Fricke, June 6, 1989.

I. "Results of Soil Investigation, Parcel 2, Northwest Study Area", prepared by Levine-Fricke, dated November 27, 1989.

J. "Results of 3rd Round of Ground Water Sampling, Northwest Area" prepared by Levine Fricke, April 13, 1990.

                                AMENDMENT NO. 1
                                       TO
                          MARINA VILLAGE OFFICE LEASE
                         (1080 MARINA VILLAGE PARKWAY)

THIS AMENDMENT NO. 1 is made and entered into as of January 20, 1993, by and between ASK COMPUTER SYSTEMS, INC., a Delaware corporation ("Tenant"), and ALAMEDA REAL ESTATE INVESTMENTS, a California limited partnership ("Landlord").

Landlord and Tenant have entered into that certain Marina Village Lease (1080 Marina Village Parkway) dated June 25, 1992 (the "Lease") with respect to certain premises within 1080 Marina Village Parkway, Alameda, California. Landlord and Tenant desire to amend the Lease and therefore do hereby agree as follows:

1. Amendment of Paragraph 21. Subparagraph (iii) of Paragraph 21 of the Lease is hereby amended to read as follows:

         With respect to any Lender having a security interest in the Premises as of the Commencement Date, such Lender shall execute either a non-disturbance agreement in accordance with the aforementioned terms or an instrument explicitly subordinating its interest in the Premises to the Lease on or before January 31, 1993. If such subordination instrument or non-disturbance agreement is not executed on or before such date, then Tenant shall have the option at any time prior to the execution by the Lender of such subordination instrument or non-disturbance agreement, but shall not be obligated to do so, to terminate this Lease whereupon the Previous Lease shall be reinstated and Tenant shall pay to Landlord the amount by which (i) all sums which would otherwise have been payable by Tenant under the Previous Lease during the period commencing April 1, 1992 and continuing through the date of such termination, exceeds (ii) all amounts actually paid by Tenant during the same period.

2. Amendment of Paragraph 31. The following language is hereby added to Paragraph 31.B of the Lease to read as follows:

         Notwithstanding anything in this Paragraph 31.B. to the contrary, the following shall apply: (i) any Lender that is an Institutional Lender who acquires title to the Premises by means of foreclosure or deed in lieu of foreclosure (a "Foreclosing Institutional Lender") shall not be liable for any default of any predecessor Landlord arising prior to the date said Foreclosing Institutional Lender acquires title to the Premises; (ii) a Foreclosing Institutional Lender who acquires the Premises by foreclosure who subsequently transfers the title to the Premises to a third party shall, upon the date of transfer, be relieved of all liability for the performance of the obligations of the Landlord under this Lease which may accrue after the date of such transfer;
         (iii) under no circumstances shall any Foreclosing Institutional Lender become liable or responsible for the performance of the obligations of Landlord concerning Hazardous Materials set forth in Paragraph 31 or Paragraph 37 hereof; (iv) any party who is Landlord who is divested of title to the Premises by foreclosure or by deed in lieu of foreclosure shall remain liable for the performance of the obligations of Landlord under this Lease arising after the date of transfer of title and shall not be relieved of liability for any default in the obligations of Landlord arising prior to the date of transfer of title.

3. Ratification. Landlord and Tenant hereby ratify and confirm all of the terms of the Lease as modified by paragraphs 1 and 2 above.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written.

TENANT:                            LANDLORD:

ASK COMPUTER SYSTEMS, INC.         ALAMEDA REAL ESTATE INVESTMENTS
a Delaware corporation             a California limited partnership

                                   By:   Vintage Properties-Alameda
                                         Commercial, a California corporation,
                                         Managing General Partner

By:  /s/ C. Gerald Benton          By: /s/ Joseph E. McVeigh
     ---------------------------      ---------------------------------

Its: C. Gerald Benton              Its: Joseph E. McVeigh
     Director Operations                Vice President
     The ASK Group

EXHIBIT A

(Diagram of Property)

EXHIBIT A

(CONTINUED)

(Diagram of Property)

EXHIBIT A

(CONTINUED)

(Diagram of Property)

EXHIBIT A

(CONTINUED)

(Diagram of Property)

EXHIBIT A

(CONTINUED)

(Diagram of Property)

                                   EXHIBIT B
                             IMPROVEMENT AGREEMENT
                        FOR 1080 MARINA VILLAGE PARKWAY

                    INITIAL IMPROVEMENT OF THE BUILDING AND
                            RENOVATION IMPROVEMENTS

This Exhibit B is incorporated into that certain Lease dated June 25, 1992, between ASK COMPUTER SYSTEMS, INC., as "Tenant", and ALAMEDA REAL ESTATE INVESTMENTS, as "Landlord", (the "Lease"). All of the defined terms as used in the Lease shall have the same meanings herein.

1. Renovation Improvements. Landlord shall cause the renovation of the Premises in phases as described in this Exhibit. In accordance with the progress schedule outlined below, Landlord, through its general contractor, shall furnish and install within the Premises substantially in accordance with the drawings and specifications finally approved by Landlord and Tenant and generally consistent with the quantities and quality of improvement in the plans previously prepared by Burns & Nettle Architect, entitled Scheme #2, Preliminary Space Plan for Second Floor, certain interior improvements on a "turn-key" basis, including, but not limited to, installation of Tenant's voice and data cabling within the Premises (the "Renovation Improvements"). The quantities, character and manner of installation of all of the Renovation Improvements shall be subject to the limitations imposed by any applicable governmental regulations and shall include Landlord's standard Building Finishes as set forth in Exhibit B-1 attached hereto.

2. Allocation of Cost. Landlord shall bear the cost of all Renovation Improvements, permits, architectural and engineering services related to the Renovation Improvements. Tenant acknowledges that Landlord's target expenditure, including permits and professional services, for the Renovation Improvements is $20.00 per Rentable Area of the Premises, based upon May, 1992, costs with such target amount to be increased by a factor of 4% compounded annually until such funds are expended.

3.       Drawings and Specifications.

         a. Landlord, through its architects and engineers, shall furnish drawings and specifications required for the pricing and construction of the Renovation Improvements. At its own expense and in accordance with the schedule outlined below, Tenant shall provide Landlord's architects and engineers with sufficient instructions, as described below, to enable Landlord's architects and engineers to prepare complete plans and specifications for the Renovation Improvements.

         b. Tenant's instructions to Landlord's architects and engineers shall include all relevant information, including, without limitation, Tenant's budget, special floor loadings, floor openings, air conditioning, plumbing and electrical loads, location and size of telephone equipment, location and size of all of the functional requirements and the nature of desired finishes, casework, millwork, lighting and any special acoustic treatments. Tenant and Landlord shall diligently pursue preparation of all such drawings and specifications which shall be subject to the reasonable approval of both Landlord and Tenant. If information submitted by Tenant is not sufficient for Landlord's purposes, Landlord shall so notify Tenant within fifteen days after receipt of such information specifying the required additional information. Within five days thereafter, Tenant shall provide the additional information to Landlord in a form sufficient to permit Landlord, its architects and engineers, and general contractor to proceed with the design and construction of the Renovation Improvements. Tenant shall approve or disapprove the final drawings and specifications within the time period provided in paragraph 6 below. If Tenant disapproves the drawings and specifications submitted by Landlord, the parties shall meet within five (5) days of such disapproval and confer to develop drawings and specifications acceptable to both Landlord and Tenant. In the event Tenant and Landlord do not resolve all of Tenant's objections within five (5) days after initially conferring to resolve such objections, Landlord and Tenant shall immediately cause Landlord's architect, or a representative of Landlord's architect, to meet and confer with Tenant's architect or construction consultant, who shall apply the standards set forth in this Agreement to resolve Tenant's objections and incorporate such resolution into the drawings and specifications for the Renovation Improvements, which process Landlord and Tenant shall cause to be completed within five (5) business days after the conclusion of the five
                  (5) day period referred to in the immediately preceding sentence. The "standards set forth in this Agreement" to be applied by Landlord's architect and Tenant's architect or construction consultant to resolve objections pursuant to this paragraph shall be (i) any drawings and specifications that have been previously approved by Landlord and Tenant, (ii) the requirement that at each stage of development, drawings and specifications in question are to be the logical and reasonable evolution and development of drawings and specifications previously approved by Landlord and Tenant,
                  (iii) Landlord and Tenant are obligated to act reasonably and in good faith, and (iv) unless there is an agreement to the contrary, Landlord and Tenant have agreed that the improvement requirements of each shall be evaluated in accordance with custom prevailing in Alameda County for the development of comparable facilities.

         c. Upon completion and approval of the drawings and specifications by Landlord and Tenant, Landlord shall obtain a quotation of the cost of the Renovation Improvements from Landlord's contractor. Landlord may disapprove such quotation if the total cost of the Renovation Improvements, permits and professional services would exceed $20.00 per Rental Area of the Premises, increased as described above, as a result of Tenant's request for quantities or quality of construction or finishes not contemplated in Paragraph 1 above. If disapproved, within five days following disapproval Tenant shall provide Landlord with additional information adequate to permit the revision of the drawings and specifications and re-pricing of the Renovation Improvements which are consistent with those contemplated in paragraph 1.

4. Changes to Renovation Improvements. Neither Landlord nor Tenant shall have the right to order extra work or change orders with respect to the construction of the Renovation Improvements without the prior written consent of the other. All extra work or change orders requested by either Landlord or Tenant shall be made in writing, shall specify any added or reduced cost and/or construction time resulting therefrom, and shall become effective and a part of the Renovation Improvement Drawings once approved in writing by both parties. If a change order requested by Tenant results in a net increase in the cost to Landlord of constructing the Renovation Improvements, Tenant shall pay the amount of such increase caused by the change order requested by Tenant, together with a fee payable to Landlord equal to 15% of such net increase (but only if and when Tenant's changes have resulted in a net increase in the cost of the Renovation Improvements in excess of 5% of initial construction hard costs as set forth in Landlord's contract with its construction contractor) upon completion of the Renovation Improvements, or, at Landlord's option, within fifteen (15) days of Landlord's request.

5.       Tenant's Work.

         a. Any items or work beyond the scope of the Renovation Improvements for which Tenant contracts separately (hereinafter "Tenant's Work"), shall be subject to Landlord's and its contractors' policies and schedules and shall be conducted in such a way as not to unreasonably hinder, cause any disharmony with or delay work of improvements in the Building and Tenant shall be allowed early entry access to the Premises in accordance with the terms and conditions of Paragraph 3.C. of the Lease and this Paragraph 5. To this end, Tenant's Work shall conform with a schedule determined by Landlord's contractor and no work shall be done by Tenant which would cause Landlord's contractor to be dependent upon such work for completion of Landlord's contractor's work. All of Tenant's Work shall be done with union labor in accordance with the Northern California Master Labor Agreement. In no event shall work involving the sprinkler, plumbing, mechanical, electrical power, lighting or life safety systems of the Building be performed by other than Landlord's approved subcontractors and all telecommunications and other special electrical equipment shall be installed under the supervision of Landlord's electrical subcontractor.

         b. Not less than five business days prior to the date Tenant desires to commence Tenant's Work, it shall give a written request to Landlord setting forth or accompanied by all of the following:

                  1. A description and schedule for the work to be performed;

                  2. The names and addresses of all contractors, subcontractors and material suppliers who will perform Tenant's Work;

                  3. The approximate number of individuals, itemized by trade, who will be present in the Premises;

                  4. Copies of all drawings and specifications pertaining to that portion of Tenant's Work;

                  5. Copies of all licenses and permits which may be required in connection with the performance of Tenant's Work;

                  6. Certificates of insurance indicating compliance with the insurance requirements set forth in the Lease; and

                  7. At Landlord's request, evidence of the availability of funds sufficient to pay for all such Tenant's Work.

         All of the foregoing shall be subject to Landlord's approval, which approval shall not unreasonably be withheld.

         c. Tenant shall be responsible for any hoisting charges incurred in connection with Tenant's Work and for any expenses incurred by Landlord due to hindrance or delay to Landlord's contractors caused by those performing Tenant's Work or inadequate cleanup by those performing Tenant's Work.

         d. If any supplier, contractor or worker performing Tenant's Work unreasonably hinders or delays any other work of improvement in the Building or performs any work which may or does unreasonably impair the quality, integrity or performance of any portion of the Building, Landlord may give notice to Tenant. If within one business day after Tenant's receipt of such notice, such supplier, contractor or worker does not cure the failure set forth in Landlord's notice to Tenant, Tenant shall cause such supplier, contractor or worker immediately to remove all of its tools, equipment and materials and to cease working in the Building. As Additional Rent under the Lease, Tenant shall reimburse Landlord for any repairs or corrections of the Improvements or of any portion of the Building or the cost of any delays caused by or resulting from the actions or omissions of anyone performing Tenant's Work.

6. Progress Schedule for Renovation Improvements. Concurrent with the execution of this Lease and of even date herewith, Landlord and Tenant have entered into that certain Lease (the "1101 Lease") for premises located in a two-story, build-to-suit building (the "1101 Premises") referred to as 1101 Marina Village Parkway, Alameda, California, and that certain Lease (the "1151 Lease") for premises located in a one-story, build-to-suit building (the "1151 Premises) referred to as 1151 Marina Village Parkway, Alameda, California. Pursuant to the terms of the 1101 Lease and 1151 Lease, no later than two weeks after completion of construction, providing certain other conditions have been met as described therein, Tenant is to occupy the respective premises. No later than the expiration of such two week period for the 1101 Premises, Tenant shall vacate three floors of the Premises, one of which shall be the fourth floor. No later than the expiration of such two week period for the 1151 Premises, Tenant shall vacate the remaining two floors of the Premises. Once such portions of the Premises are vacated, Landlord shall commence construction of the Renovation Improvements therein as described herein. Additionally, Landlord and Tenant shall maintain the following progress schedule, with dates and times for performance for actions as follows, subject to delays for events beyond the control of either party.

ACTION                                                                DATE OR TIME
------                                                                ------------
a.  Tenant to vacate three floors of the Premises                     Two weeks after Term Commencement under the 1101
    (including the 4th floor)                                         Lease

b.  Landlord to complete Renovation Improvements                      Three months following Term Commencement under the
    in two of vacated floors (not including 4th floor)                1101 Lease

c.  Tenant to vacate two floors of the Premises                       Two weeks after Term Commencement under the 1151
                                                                      Lease

d.  Landlord to complete Renovation Improvements                      Three months following Term Commencement under 1151
    of two floors (not including 4th floor)                           Lease

e.  Landlord to complete Renovation Improvements on fourth floor      Fifteen months following Term Commencement under the
                                                                      1151 Lease

f.  Delivery of Instructions by Tenant to Landlord's                  Three months prior to Landlord's estimated date for
    architects under Paragraph 3 above.                               commencement of Renovation Improvements for any
                                                                      particular floor

g.  Approval or disapproval by Tenant of drawings                     Ten days after submission or resubmission
    and specifications after submission or
    resubmission to Tenant by Landlord architect

ACTION                                                                DATE OR TIME
------                                                                ------------
h.  Approval or disapproval of cost quotation by                      Ten days after submission or resubmission
    Tenant after submission or resubmission to
    Tenant

7. Completion and Rental Commencement Date. Notwithstanding anything to the contrary contained in the Lease, Tenant's obligation for the payment of Base Monthly Rent and Additional Rent under the Lease shall commence two (2) weeks after Tenant receives notice from Landlord that it has substantially completed the Renovation Improvements, subject only to the completion of punch list items as determined by Landlord and Tenant, and the City of Alameda has issued a temporary Certificate of Occupancy which permits Tenant to legally occupy that portion of the Premises and to commence the operation of its business thereon. If Landlord shall be delayed in substantially completing any portion of the Renovation Improvements as a result of:

         a. Tenant's failure to comply with the schedule set forth in Paragraph 6 above;

         b. Tenant's changes to drawings and specifications after approval thereof pursuant to Paragraph 3(c) above;

         c. Changes in the Renovation Improvement at Tenant's request after commencement of construction in the amount of time of delay specified in the change order approved by Tenant;

         d. Hindrance or disruption of the work of Landlord's contractor resulting from Tenant's Work or any other reason under Tenant's control; or

         e. Cessation or termination of work in the Premises due to Tenant's failure to pay when due all amounts payable by Tenant pursuant to this Exhibit B;

         then the commencement date of Tenant's obligation for payment of rental shall be advanced by the number of days of such delay. Unless otherwise noted, all time periods referred to in this Exhibit B shall be computed on a calendar basis with no allowance for holidays or weekends. Notwithstanding anything to the contrary contained above, Tenant's obligation for payment of rental shall not be advanced unless within a reasonable period of time after learning of the occurrence of any delay caused by Tenant or its contractors, Landlord notifies Tenant in writing of the fact that such delay has occurred and the known or anticipated extent of any such delay.

8. Delivery of Possession, Punch List, and Acceptance Agreement. As soon as the improvements to be constructed by Landlord are substantially completed, Landlord and Tenant shall together inspect the Renovation Improvements. After such inspection has been completed, each party shall sign an acceptance agreement which shall (i) include a list of all "punch list" items which the parties agree are to be corrected by Landlord, and (ii) shall state the Rent Commencement Date for the portion of the Premises in which the Renovation Improvements have been constructed. As soon as such inspection has been completed and such acceptance agreement executed, Landlord shall deliver possession of the portion of the Premises to Tenant. Landlord shall use reasonable efforts to complete and/or repair such "punch list" items within thirty
         (30) days after executing the acceptance agreement. Landlord shall have no obligation to deliver possession of the portion of the Premises to Tenant until such procedures regarding the preparation of a punch list and the execution of the acceptance agreement have been completed. Notwithstanding anything contained herein, Tenant's obligation to pay the Base Monthly Rent and the Additional Rent shall commence as provided in the Lease, regardless of whether Tenant completes such inspection or executes such acceptance agreement.

IN WITNESS WHEREOF, the parties have executed this Exhibit B on the respective dates they executed the Lease.

TENANT:                             LANDLORD:

ASK COMPUTER SYSTEMS, INC.,         ALAMEDA REAL ESTATE INVESTMENTS,
a Delaware corporation                       a California limited partnership

By: /s/ Scott C. Neely              By: Vintage Properties - Alameda Commercial,
    -----------------------------       a California corporation,
  Its: VP & General Counsel                         Managing General Partner

By:                                 By: /s/ Joseph R. Saiger
    -----------------------------       ---------------------------------

  Its:                                 Its: President
      ---------------------------

RECORDING REQUESTED BY:
WHEN RECORDED MAIL TO:

WELLS FARGO BANK, N.A.
Real Estate Group
420 Montgomery Street, 6th Floor
San Francisco, California 94163
Attention:  Mr. Stephen Merchant
Loan No. 5038ZS

--------------------------------------------------------------------------------

                    SUBORDINATION, ESTOPPEL, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

NOTICE: THIS SUBORDINATION AGREEMENT RESULTS IN YOUR LEASE BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF A LATER SECURITY INSTRUMENT.

         THIS AGREEMENT is made as of this 1st day of December, 1992, by and among ASK COMPUTER SYSTEMS, INC., a Delaware corporation ("Lessee"), ALAMEDA REAL ESTATE INVESTMENTS, a California limited partnership ("Borrower"), and WELLS FARGO BANK, N.A. ("Lender").

                                    RECITALS

         A. Lender has made, or has agreed to make, a loan to Borrower in the principal amount of FOUR MILLION SEVEN HUNDRED THOUSAND AND NO/100 DOLLARS (4,700,000.00) ("Loan") which is or will be evidenced by, among other things, a promissory note executed by Borrower in favor of Lender in the principal amount of the Loan ("Note").

         B. The Note and certain other obligations of Borrower under the Loan are secured by, among other things, a deed of trust ("Deed of Trust") executed by Borrower, as Trustor, in favor of Lender, as Beneficiary, covering real property situated in the County of Alameda, State of California, and more particularly described on Exhibit A, attached hereto, and incorporated herein by this reference ("Property"). Said Deed of Trust will be recorded concurrently herewith in the records of the County Recorder of Alameda County, California ("Official Records").

         C. Subject to the terms and provisions of a lease dated June 25, 1992 ("Lease"), Borrower granted to Lessee a leasehold estate in and to the Property. Paragraph 36 of the Lease grants Lessee the option ("Option") to extend the term of the Lease. Unless otherwise stated herein, all references to the Lease shall include the Option.

         D. The Loan is further secured by, among other things, an Assignment of Lessor's Interest in Leases ("Assignment"), wherein all of the Borrower's interest in and to the Lease was assigned to Lender. The assignment will be recorded concurrently herewith in the records of the County Recorder of the Official Records. In making the loan, Lender is relying, in part, upon the statements, acknowledgments, representations and agreements set forth in this Agreement.

            Therefore, for good and sufficient consideration and subject to the terms and conditions of this Agreement, Lessee acknowledges, represents and agrees for the benefit of Lender, with knowledge that Lender is relying thereon, as follows:

                                AMENDMENT NO. 1
                                       TO
                          MARINA VILLAGE OFFICE LEASE
                         (1080 MARINA VILLAGE PARKWAY)

THIS AMENDMENT NO. 1 is made and entered into as of January ___, 1993, by and between ASK COMPUTER SYSTEMS, INC., a Delaware corporation ("Tenant"), and ALAMEDA REAL ESTATE INVESTMENTS, a California limited partnership ("Landlord").

Landlord and Tenant have entered into that certain Marina Village Lease (1080 Marina Village Parkway) dated June 25, 1992 (the "Lease") with respect to certain premises within 1080 Marina Village Parkway, Alameda, California. Landlord and Tenant desire to amend the Lease and therefore do hereby agree as follows:

1. Amendment of Paragraph 21. Subparagraph (iii) of Paragraph 21 of the Lease is hereby amended to read as follows:

         With respect to any Lender having a security interest in the Premises as of the Commencement Date, such Lender shall execute either a non-disturbance agreement in accordance with the aforementioned terms or an instrument explicitly subordinating its interest in the Premises to the Lease on or before January 31, 1993. If such subordination instrument or non-disturbance agreement is not executed on or before such date, then Tenant shall have the option at any time prior to the execution by the Lender of such subordination instrument or non-disturbance agreement, but shall not be obligated to do so, to terminate this Lease whereupon the Previous Lease shall be reinstated and Tenant shall pay to Landlord the amount by which (i) all sums which would otherwise have been payable by Tenant under the Previous Lease during the period commencing April 1, 1992 and continuing through the date of such termination, exceeds (ii) all amounts actually paid by Tenant during the same period.

2. Amendment of Paragraph 31. The following language is hereby added to Paragraph 31.B. of the Lease to read as follows:

         Notwithstanding anything in this Paragraph 31.B. to the contrary, the following shall apply: (i) any Lender that is an Institutional Lender who acquires title to the Premises by means of foreclosure or deed in lieu of foreclosure (a "Foreclosing Institutional Lender") shall not be liable for any default of any predecessor Landlord arising prior to the date said Foreclosing Institutional Lender acquires title to the Premises; (ii) a Foreclosing Institutional Lender who acquires the Premises by foreclosure who subsequently transfers the title to the Premises to a third party shall, upon the date of transfer, be relieved of all liability for the performance of the obligations of the Landlord under this Lease which may accrue after the date of such transfer;
         (iii) under no circumstances shall any Foreclosing Institutional Lender become liable or responsible for the performance of the obligations of Landlord concerning Hazardous Materials set forth in Paragraph 31 or Paragraph 37 hereof; (iv) any party who is Landlord who is divested of title to the Premises by foreclosure or by deed in lieu of foreclosure shall remain liable for the performance of the obligations of Landlord under this Lease arising after the date of transfer of title and shall not be relieved of liability for any default in the obligations of Landlord arising prior to the date of transfer of title.

3. Ratification. Landlord and Tenant hereby ratify and confirm all of the terms of the Lease as modified by paragraphs 1 and 2 above.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written.

TENANT:                             LANDLORD:

ASK COMPUTER SYSTEMS, INC.          ALAMEDA REAL ESTATE INVESTMENTS,
a Delaware corporation              a California limited partnership

                                    By:  Vintage Properties - Alameda
                                         Commercial, a California corporation,
                                         Managing General Partner

By: /s/ C. Gerald Benton            By:
    --------------------------          ------------------------
  Its: C. Gerald Benton             Its:
       Director, Operations              -----------------------
       The ASK Group

                           SUBORDINATION OF MORTGAGE

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA as owner and holder of a certain Promissory Note dated March 27, 1987, in the principal sum of Twenty Eight Million Five Hundred Thousand Dollars ($28,500,000.00) and of a certain Mortgage or Deed of Trust of even date therewith and securing the said Note, recorded on March 30, 1987, as No. 87-086477, Official Records, Alameda County, now a first lien upon the premises known as 1080 Marina Village Parkway, Alameda, California and particularly demised and described in that certain Lease dated June 30, 1992, by and between ALAMEDA REAL ESTATE INVESTMENTS, a California limited partnership, as Lessor, and ASK COMPUTER SYSTEMS, INC., a Delaware corporation, as Lessee, and upon other property, in consideration of such leasing and of the sum of One ($1.00) Dollar and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned, DOES hereby covenant and agree that the said Mortgage or Deed of Trust shall be and the same is hereby made SUBORDINATE to the said Lease with the same force and effect as if the said Lease had been executed, delivered and recorded prior to the execution, delivery and recording of said Mortgage or Deed of Trust;

EXCEPT, HOWEVER, that this Subordination shall not affect nor be applicable to and does hereby expressly exclude:

(a) The prior right, claim and lien of said Mortgage or Deed of Trust in, to and upon any award or other compensation heretofore or hereafter to be made for any taking by eminent domain of any part of the said premises, and to the right of disposition thereof in accordance with the provisions of the said Mortgage or Deed of Trust,

(b) The prior right, claim and lien of the said Mortgage or Deed of Trust in, to and upon any proceeds payable under all policies of fire and rent insurance upon the said premises and as to the right of disposition thereof in accordance with the terms of the said Mortgage or Deed of Trust, and

(c) Any lien, right, power or interest, if any, which may have arisen or intervened in the period between the recording of the said Mortgage or Deed of Trust and the execution of the said lease, or any lien or judgment which may arise at any time under the terms of such lease.

This Subordination shall inure to the benefit of and shall be binding upon the undersigned, its successors and assigns.

IN WITNESS WHEREOF, the Subordination has been duly signed and delivered by the undersigned this 28th day of August, 1992.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA a New York Corporation

By:
   ----------------------------------

By: /s/ Margaret Waters
   ----------------------------------
   Assistant Secretary

                               LESSEE'S AGREEMENT

The undersigned, as Lessee under the lease herein described, does hereby accept and agree to the terms of the foregoing Subordination, which shall inure to the benefit of and be binding upon the undersigned and the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned.

ASK COMPUTER SYSTEMS, INC.
a Delaware corporation

By: /s/ Scott C. Neely
   ----------------------------------

     SCOTT C. NEELY
Its: VICE PRESIDENT & GENERAL COUNSEL
     ASK COMPUTER SYSTEMS, INC.

STATE OF  New York       )
                         )   ss
COUNTY OF New York       )

On this 9 day of February, 1993, before me, a Notary Public in and for said State, duly commissioned and sworn, personally appeared Margaret Waters and _________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the Assistant Secretary and __________________ of TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation, the officers executing the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

IN WITNESS WHEREOF, I have hereunder set my hand and affixed my official seal on the date in this certificate first above written.

/s/ Marie A. Moffett
----------------------
Notary Public

       MARIE A. MOFFETT
Notary Public, State of New York
        No. 31-4917851
  Qualified in New York County
Commission Expires Jan. 25, 1994




                                     TENANT


STATE OF CALIFORNIA          )
                             )   ss
COUNTY OF Santa Clara        )

On this 28th day of August, 1992, before me, a Notary Public in and for said State, duly commissioned and sworn, personally appeared Scott C. Neely, personally known to me (or proved to me on the basis of satisfactory evidence) to be the Vice President and General Counsel of ASK COMPUTER SYSTEMS, INC., a California corporation, the officer executing the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors, and acknowledged to me that he subscribed his name on the within instrument.

IN WITNESS WHEREOF, I have hereunder set my hand and affixed my official seal on the date in this certificate first above written.

/s/ S. E. Musurlian
----------------------
Notary Public

[NOTARY SEAL]

GENERAL ACKNOWLEDGMENT                                                   No. 20
===============================================================================

State of CALIFORNIA          On this the 4th day of January 1995, before me,
                      } ss.  S. E. MUSURLIAN
County of SANTA CLARA        the undersigned Notary Public, personally appeared
                             C. Gerald Benton

                             [X] personally known to me
 ------------------------
     S. E. MUSURLIAN         to be the person whose name is subscribed to the
      COMM. #916017          within instrument, and acknowledged that he
 Notary Public-California    executed it.
    SANTA CLARA COUNTY
     My comm. expires        WITNESS my hand and official seal.
       APR 07, 1996
 ------------------------    /s/ S. E. Musurlian
                             -------------------------------------------------
                             Notary's Signature
 -----------------------------------------------------------------------------
   ATTENTION NOTARY: Although the information requested below is OPTIONAL, it could prevent fraudulent attachment of this certificate to another document.

                    Title or Type of Document  Subordination, Estoppel,
 THIS CERTIFICATE                              Non-Disturbance & Attornment
 MUST BE ATTACHED                              Agreement
 TO THE DOCUMENT
 DESCRIBED AT       Number of Pages  seven  Date of Document  December 1, 1992
 RIGHT:
                    Signer(s) Other Than Name Above  none (to be signed
                                                     by 4 other parties)
===============================================================================
7120 019       NATIONAL NOTARY ASSOCIATION - 8236 Remmet Ave. - P.O. Box 7184 -
                                             Canoga Park, CA 91302-718

ALL-PURPOSE ACKNOWLEDGMENT  NO. 209
===============================================================================
State of CALIFORNIA                           CAPACITY CLAIMED BY SIGNER
                      }
County of SAN MATEO                           [ ] INDIVIDUAL(S)

On January 19, 1993 before me,                [X] CORPORATE  Vice President of
   ----------------                               OFFICER(S) General Partners,
         DATE                                                -----------------
                                                                  TITLE(S)
   Alice Cy Chan, Notary Public,              [ ] PARTNER(S)    which is a
   -----------------------------                                Corporation
   NAME, TITLE OF OFFICER - E.G.              [ ] ATTORNEY-IN-FACT
    "JANE DOE, NOTARY PUBLIC"
                                              [ ] TRUSTEE(S)
personally appeared Joseph E. McVegh
                    --------------------      [ ] SUBSCRIBING WITNESS
                    NAME(S) OF SIGNER(S)
                                              [ ] GUARDIAN/CONSERVATOR
[x] personally known to me - OR -
[ ] proved to me on the basis of              [ ] OTHER: ______________________
    satisfactory evidence to be the
    person whose name is subscribed               _____________________________
    to the within instrument and
    acknowledged to me that he executed           _____________________________
    the same in his authorized capacity,
    and that by his signature on the          SIGNER IS REPRESENTING:
    instrument the person or the entity       NAME OF PERSON(S) OR ENTITY(IES)
    upon behalf of which the person
    acted, executed the instrument.           Vintage Properties -
                                               Alameda Commercial
    Witness my hand and official seal.

 ----------------------------
        ALICE CY CHAN
       COMM. # 976528
  Notary Public - California
       SAN MATEO COUNTY
 My Comm. Expires NOV 1, 1996
 ----------------------------

    /s/ Alice Cy Chan
    ----------------------------------
            SIGNATURE OF NOTARY
-----------------------------------------------------------------------------
   ATTENTION NOTARY: Although the information requested below is OPTIONAL, it could prevent fraudulent attachment of this certificate to another document.

                    Title or Type of Document  Subordination, Estoppel,
 THIS CERTIFICATE                              Non-Disturbance & Attornment
 MUST BE ATTACHED                              Agreement
 TO THE DOCUMENT
 DESCRIBED AT       Number of Pages  seven  Date of Document  December 1, 1992
 RIGHT:
                    Signer(s) Other Than Name Above  To be signed by ? and
                                                     Wells Fargo Bank and
===============================================================================

EXHIBIT A

1080 MARINA VILLAGE PARKWAY

(Diagram of Property)

EXHIBIT A

1080 MARINA VILLAGE PARKWAY

(CONTINUED)

(Diagram of Property)

EXHIBIT A

1080 MARINA VILLAGE PARKWAY

(CONTINUED)

(Diagram of Property)

EXHIBIT A

1080 MARINA VILLAGE PARKWAY

(CONTINUED)

(Diagram of Property)

EXHIBIT A

1080 MARINA VILLAGE PARKWAY

(CONTINUED)

(Diagram of Property)

                                   EXHIBIT A

                           (Description of Property)

         EXHIBIT A to Subordination, Estoppel, Non-Disturbance and Attornment Agreement executed by ALAMEDA REAL ESTATE INVESTMENTS, a California limited partnership, "Borrower", and ASK COMPUTER SYSTEMS, INC., a Delaware corporation, as "Lessee", in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, dated as of December 1, 1992.

REAL PROPERTY in the City of Alameda, County of Alameda, State of California, described as follows:

Parcel One:

Lot 2, Parcel Map 6346, filed December 14, 1992, Map Book 205, Pages 10-11, Alameda County Records.

Parcel Two:

Non-exclusive easements appurtenant to Parcel One above for (a) use of the common area, (b) for pedestrian and vehicular ingress and egress, (c) for the purpose of accommodating any encroachment over or onto any part of the common area due to roof overhang or the settlement or shifting of building improvements, (d) for the purpose of parking, (e) for the purpose of accommodating private utilities, private storm drain lines and private sanitary sewer lines which cross the lot lines, all as defined in Article 3, Section 3.02(a), (b), (c), (d) and (e) of that certain document entitled "Declaration of Reciprocal Easements, Covenants and Restrictions (Office Buildings and Powerhouse)" recorded February 28, 1989, Series No. 89-56055, Official Records.

Parcel Three:

Non-exclusive easements appurtenant to Parcel One above, for pedestrian and vehicular ingress and egress and related appurtenances, landscaping and similar improvements, as defined in that certain document entitled "Roadway Easement Agreement" recorded April 20, 1987, Series No. 87-107258, Official Records.

A.P. No. 074-1334-050
         074-1334-051
         074-1334-052

                                   EXHIBIT B
                             IMPROVEMENT AGREEMENT
                        FOR 1080 MARINE VILLAGE PARKWAY

                    INITIAL IMPROVEMENT OF THE BUILDING AND
                            RENOVATION IMPROVEMENTS

                             ---------------------

This Exhibit B is incorporated into that certain Lease dated June 25, 1992, between ASK COMPUTER SYSTEMS, INC., as "Tenant", and ALAMEDA REAL ESTATE INVESTMENTS, as "Landlord", (the "Lease"). All of the defined terms as used in the Lease shall have the same meanings herein.

1. Renovation Improvements. Landlord shall cause the renovation of the Premises in phases as described in this Exhibit. In accordance with the progress schedule outlined below, Landlord, through its general contractor, shall furnish and install within the Premises substantially in accordance with the drawings and specifications finally approved by Landlord and Tenant and generally consistent with the quantities and quality of improvement in the plans previously prepared by Burns & Nettle Architect, entitled Scheme #2, Preliminary Space Plan for Second Floor, certain interior improvements on a "turn-key" basis, including, but not limited to, installation of Tenant's voice and data cabling within the Premises (the "Renovation Improvements"). The quantities, character and manner of installation of all of the Renovation Improvements shall be subject to the limitations imposed by any applicable governmental regulations and shall include Landlord's standard Building Finishes as set forth in Exhibit B-1 attached hereto.

2. Allocation of Cost. Landlord shall bear the cost of all Renovation Improvements, permits, architectural and engineering services related to the Renovation Improvements. Tenant acknowledges that Landlord's target expenditure, including permits and professional services, for the Renovation Improvements is $20.00 per Rentable Area of the Premises, based upon May, 1992, costs with such target amount to be increased by a factor of 4% compounded annually until such funds are expended.

3.    Drawings and Specifications.

      a. Landlord, through its architects and engineers, shall furnish drawings and specifications required for the pricing and construction of the Renovation Improvements. At its own expense and in accordance with the schedule outlined below, Tenant shall provide Landlord's architects and engineers with sufficient instructions, as described below, to enable Landlord's architects and engineers to prepare complete plans and specifications for the Renovation Improvements.

      b. Tenant's instructions to Landlord's architects and engineers shall include all relevant information, including, without limitation, Tenant's budget, special floor loadings, floor openings, air conditioning, plumbing and electrical loads, location and size of telephone equipment, location and size of all of the functional requirements and the nature of desired finishes, casework, millwork, lighting and any special acoustic treatments. Tenant and Landlord shall diligently pursue preparation of all such drawings and specifications which shall be subject to the reasonable approval of both Landlord and Tenant. If information submitted by Tenant is not sufficient for Landlord's purposes, Landlord shall so notify Tenant within fifteen days after receipt of such information specifying the required additional information. Within five days thereafter, Tenant shall provide the additional information to Landlord in a form sufficient to permit Landlord, its architects and engineers, and general contractor to proceed with the design and construction of the Renovation Improvements. Tenant shall approve or disapprove the final drawings and specifications within the time period provided in paragraph 6 below. If Tenant disapproves the drawings and specifications submitted by Landlord, the parties shall meet within five (5) days of such disapproval and confer to develop drawings and specifications acceptable to both Landlord and Tenant. In the event Tenant and Landlord do not resolve all of Tenant's objections within five (5) days after initially conferring to resolve such objections, Landlord and Tenant shall immediately cause Landlord's architect, or a representative of Landlord's architect, to meet and confer with Tenant's architect or construction consultant, who shall apply the standards set forth in this Agreement to resolve Tenant's objections and incorporate such resolution into the drawings and specifications for the Renovation Improvements, which process Landlord and Tenant shall cause to be completed within five (5) business days after the conclusion of the five (5) day period referred to in the immediately preceding sentence. The "standards set forth in this Agreement" to be applied by Landlord's architect and Tenant's architect or construction consultant to resolve objections pursuant to this paragraph shall be (i) any drawings and specifications that have been previously approved by Landlord and Tenant, (ii) the requirement that at each stage of development, the drawings and specifications in question are to be the logical and reasonable evolution and development of drawings and specifications previously approved by Landlord and Tenant, (iii) Landlord and Tenant are obligated to act reasonably and in good faith, and (iv) unless there is an agreement to the contrary, Landlord and Tenant have agreed that the improvement requirements of each shall be evaluated in accordance with custom prevailing in Alameda County for the development of comparable facilities.

      c. Upon completion and approval of the drawings and specifications by Landlord and Tenant, Landlord shall obtain a quotation of the cost of Renovation Improvements from Landlord's contractor. Landlord may disapprove such quotation if the total cost of the Renovation Improvements, permits and professional services would exceed $20.00 per Rentable Area of the Premises, increased as described above, as a result of Tenant's request for quantities or quality of construction or finishes not contemplated in Paragraph 1 above. If disapproved, within five days following disapproval Tenant shall provide Landlord with additional information adequate to permit the revision of the drawings and specifications and re-pricing of the Renovation Improvements which are consistent with those contemplated in paragraph 1.

4. Changes to Renovation Improvements. Neither Landlord nor Tenant shall have the right to order extra work or change orders with respect to the construction of the Renovation Improvements without the prior written consent of the other. All extra work or change orders requested by either Landlord or Tenant shall be made in writing, shall specify any added or reduced cost and/or construction time resulting therefrom, and shall become effective and a part of the Renovation Improvement Drawings once approved in writing by both parties. If a change order requested by Tenant results in a net increase in the cost to Landlord of constructing the Renovation Improvements, Tenant shall pay the amount of such increase caused by the change order requested by Tenant, together with a fee payable to Landlord equal to 15% of such net increase (but only if and when Tenant's changes have resulted in a net increase in the cost of the Renovation Improvements in excess of 5% of initial construction hard costs as set forth in Landlord's contract with its construction contractor) upon completion of the Renovation Improvements, or, at Landlord's option, within fifteen (15) days of Landlord's request.

5.    Tenant's Work.

      a. Any items or work beyond the scope of the Renovation Improvements for which Tenant contracts separately (hereinafter "Tenant's Work"), shall be subject to Landlord's and its contractors' policies and schedules and shall be conducted in such a way as not to unreasonably hinder, cause any disharmony with or delay work of improvements in the Building and Tenant shall be allowed early entry access to the Premises in accordance with the terms and conditions of Paragraph 3.C. of the Lease and this Paragraph 5. To this end, Tenant's Work shall conform with a schedule determined by Landlord's contractor and no work shall be done by Tenant which would cause Landlord's contractor to be dependent upon such work for completion of Landlord's contractor's work. All of Tenant's Work shall be done with union labor in accordance with the Northern California Master Labor Agreement. In no event shall work involving the sprinkler, plumbing, mechanical, electrical power, lighting or life safety systems of the Building be performed by other than Landlord's approved subcontractors and all telecommunications and other special electrical equipment shall be installed under the supervision of Landlord's electrical subcontractor.

      b. Not less than five business days prior to the date Tenant desires to commence Tenant's Work, it shall give a written request to Landlord setting forth or accompanied by all of the following:

              1.     A description and schedule for the work to be performed;

              2. The names and addresses of all contractors, subcontractors and material suppliers who will perform Tenant's Work;

              3. The approximate number of individuals, itemized by trade, who will be present in the Premises;

              4. Copies of all drawings and specifications pertaining to that portion of Tenant's Work;

              5. Copies of all licenses and permits which may be required in connection with the performance of Tenant's Work;

              6. Certificates of insurance indicating compliance with the insurance requirements set forth in the Lease; and

              7. At Landlord's request, evidence of the availability of funds sufficient to pay for all such Tenant's Work.

      All of the foregoing shall be subject to Landlord's approval, which approval shall not unreasonably be withheld.

      c. Tenant shall be responsible for any hoisting charges incurred in connection with Tenant's Work and for any expenses incurred by Landlord due to hindrance or delay to Landlord's contractors caused by those performing Tenant's Work or inadequate cleanup by those performing Tenant's Work.

      d. If any supplier, contractor or worker performing Tenant's Work unreasonably hinders or delays any other work of improvement in the Building or performs any work which may or does unreasonably impair the quality, integrity or performance of any portion of the Building, Landlord may give notice to Tenant. If within one business day after Tenant's receipt of such notice, such supplier, contractor or worker does not cure the failure set forth in Landlord's notice to Tenant, Tenant shall cause such supplier, contractor or worker immediately to remove all of its tools, equipment and materials and to cease working in the Building. As Additional Rent under the Lease, Tenant shall reimburse Landlord for any repairs or corrections of the Improvements or of any portion of the Building or the cost of any delays caused by or resulting from the actions or omissions of anyone performing Tenant's Work.

6. Progress Schedule for Renovation Improvements. Concurrent with the execution of this Lease and of even date herewith, Landlord and Tenant have entered into the certain Lease (the "1101 Lease") for premises located in a two-story, build-to-suit building (the "1101 Premises") referred to as 1101 Marina Village Parkway, Alameda, California, and that certain Lease (the "1151 Lease") for premises located in a one-story, build-to-suit building (the "1151 Premises) referred to as 1151 Marina Village Parkway, Alameda, California. Pursuant to the terms of the 1101 Lease and 1151 Lease, no later than two weeks after completion of construction, providing certain other conditions have been met as described therein, Tenant is to occupy the respective premises. No later than the expiration of such two week period for the 1101 Premises, Tenant shall vacate three floors of the Premises, one of which shall be the fourth floor. No later than the expiration of such two week period for the 1151 Premises, Tenant shall vacate the remaining two floors of the Premises. Once such portions of the Premises are vacated, Landlord shall commence construction of the Renovation Improvements therein as described herein. Additionally, Landlord and Tenant shall maintain the following progress schedule, with dates and times for performance for actions as follows, subject to delays for events beyond the control of either party.

      ACTION

      a. Tenant to vacate three floors of the Premises (including the 4th floor)

      b. Landlord to complete Renovation Improvements in two of vacated floors (not including 4th floor)

      c.      Tenant to vacate two floors of the Premises

      d. Landlord to complete Renovation Improvements of two floors (not including 4th floor)

      e.      Landlord to complete Renovation Improvements on fourth floor

      f. Delivery of Instructions by Tenant to Landlord's architects under Paragraph 3 above.

      g. Approval or disapproval by Tenant of drawings and specifications after submission or resubmission to Tenant by Landlord's architect


      DATE OR TIME

      Two weeks after Term Commencement under the 1101 Lease

      Three months following Term Commencement under the 1101 Lease

      Two weeks after Term Commencement under the 1151 Lease

      Three months following Term Commencement under 1151 Lease

      Fifteen months following Term Commencement under the 1151 Lease

      Three months prior to Landlord's estimated date for commencement of Renovation Improvements for any particular floor

      Ten days after submission or resubmission

      ACTION


      h. Approval or disapproval of cost quotation by Tenant after submission or resubmission to Tenant

      DATE OR TIME

      Ten days after submission or resubmission


7. Completion and Rental Commencement Date. Notwithstanding anything to the contrary contained in the Lease, Tenant's obligation for the payment of Base Monthly Rent and Additional Rent under the Lease shall commence two
      (2) weeks after Tenant receives notice from Landlord that it has substantially completed the Renovation Improvements, subject only to the completion of punch list items as determined by Landlord and Tenant, and the City of Alameda has issued a temporary Certificate of Occupancy which permits Tenant to legally occupy that portion of the Premises and to commence the operation of its business thereon. If Landlord shall be delayed in substantially completing any portion of the Renovation Improvements as a result of:

      a. Tenant's failure to comply with the schedule set forth in Paragraph 6 above;

      b. Tenant's changes to drawings and specifications after approval thereof pursuant to Paragraph 3(c) above;

      c. Changes in the Renovation Improvements at Tenant's request after commencement of construction in the amount of time of delay specified in the change order approved by Tenant

      d. Hindrance or disruption of the work of Landlord's contractor resulting from Tenant's Work or any other reason under Tenant's control; or

      e. Cessation or termination of work in the Premises due to Tenant's failure to pay when due all amounts payable by Tenant pursuant to this Exhibit B;

then the commencement date of Tenant's obligation for payment of rental shall be advanced by the number of days of such delay. Unless otherwise noted, all time periods referred to in this Exhibit B shall be computed on a calendar basis with no allowance for holidays or weekends. Notwithstanding anything to the contrary contained above, Tenant's obligation for payment of rental shall not be advanced unless within a reasonable period of time after learning of the occurrence of any delay caused by Tenant or its contractors. Landlord notifies Tenant in writing of the fact that such delay has occurred and the known or anticipated extent of any such delay.

8. Delivery of Possession, Punch List, and Acceptance Agreement. As soon as the improvements to be constructed by Landlord are substantially completed, Landlord and Tenant shall together inspect the Renovation Improvements. After such inspection has been completed, each party shall sign an acceptance agreement which shall (i) include a list of all "punch list" items which the parties agree are to be corrected by Landlord, and
      (ii) shall state the Rent Commencement Date for the portion of the Premises in which the Renovation Improvements have been constructed. As soon as such inspection has been completed and such acceptance agreement executed, Landlord shall deliver possession of the portion of the Premises to Tenant. Landlord shall use reasonable efforts to complete and/or repair such "punch list" items within thirty (30) days after executing the acceptance agreement. Landlord shall have no obligation to deliver possession of the portion of the Premises to Tenant until such procedures regarding the preparation of a punch list and the execution of the acceptance agreement have been completed. Notwithstanding anything contained herein, Tenant's obligation to pay the Base Monthly Rent and the Additional Rent shall commence as provided in the Lease, regardless of whether Tenant completes such inspection or executes such acceptance agreement.

IN WITNESS WHEREOF, the parties have executed this Exhibit B on the respective dates they executed the Lease.

TENANT:                           LANDLORD:

ASK COMPUTER SYSTEMS, INC.        ALAMEDA REAL ESTATE INVESTMENTS,
a Delaware corporation            a California limited partnership

By: /s/ Illegible Signature       By:  Vintage Properties - Alameda Commercial,
   -----------------------------         a California corporation,
   Its: VP & General Counsel                 Managing General Partner

By:                               By: /s/ Joseph R. Seiger
   -----------------------------      ------------------------------------------

  Its:                                  Its: President
      --------------------------

                                  EXHIBIT B-1

                            STANDARD OFFICE FINISHES

   Appliances/Utilities                     Specifications


1.  Doors                               9'0" Plain Sliced Red Oak

2.  Hardware                            Schlage "D" Series Latchset, "Olympiad"

3.  Ceiling Tile                        2x4 Armstrong "Second Look II"

4.  Light Fixtures                      2x4 Parabolic Lens, 3 Lamp Florescent

5.  Carpet                              Design Weave "Premiere"

6.  Door Frames                         Western Integrated Series 300, In
                                        Standard Colors

7.  Exterior Window Covering            1" Miniblinds

8.  Paint                               2 Coat Latex System

9.  Electrical, Telephone               Two Duplex Outlets And One Combination
    and Data                            Telephone/Data Location Per Office

10.  Partitioning                       Metal Studs 5/8 Gypboard

11.  Sidelight                          One 2'0" Sidelight Per Office

12.  Cabinets                           Workroom Upper and Lower Cabinets

         1. SUBORDINATION.

                  (1) The Deed of Trust and the Assignment, and any modifications, renewals, extensions or replacements thereof, and of the Note secured thereby, shall unconditionally be and at all times remain liens or charges on the Property prior and superior to the Lease;

                  (2) Lessee and Borrower acknowledge and agree that Lender would not make the Loan to Borrower without this Agreement;

                  (3) This Agreement shall be the whole and only agreement with regard to the subordination of the Lease to the liens or charges of the Deed of Trust and the Assignment and shall supersede and cancel, but only insofar as would affect the priority between the Deed of Trust and the Assignment and the Lease, any prior agreements as to such subordination, including, but not limited to, those provisions, if any, contained in the Lease which provide for the subordination of the Lease to a deed of trust or to a mortgage or mortgagees;

                  (4) Lessee consents to and approves (i) all provisions of the Note, Deed of Trust and Assignment in favor of Lender, and (ii) all other agreements including but not limited to any loan or other agreements, between Borrower and Lender relating to the Loan or the disbursement of the proceeds of the Loan (together with the Note, Deed of Trust and Assignment, "Loan Documents");

                  (5) Lender, in making disbursements pursuant to any of the Loan Documents, is under no obligation or duty to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in the Loan Documents shall not defeat the subordination herein made in whole or in part;

                  (6) Lessee intentionally and unconditionally waives, relinquishes and subordinates all of Lessee's right, title and interest under the Lease and in and to the Property to the lien or charge of the Deed of Trust and the Assignment and understands that in reliance upon and in consideration of, this waiver, relinquishment and subordination, specific loans and advances are being and will be made by Lender and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this waiver, relinquishment and subordination; and

                  (7) Lender may provide future financing to Borrower in connection with the development, construction and/or holding of the Property. Lessee agrees that the Lease shall be subject and subordinate to, the lien of the deed of trust securing any such future financing and all of the terms, conditions and provisions thereof, and Lender's right in the Property and any related security, to all advances made thereunder, and any renewals, extensions, modifications or replacements thereof, in all cases on the same terms and conditions as provided in this Agreement. Lessee and Borrower agree to execute and record an agreement confirming the foregoing in substantially the same form as this Agreement.

         2. ESTOPPEL. Lessee acknowledges and represents that:

                  (a) Lease Effective. The Lease has been duly executed and delivered by Lessee and that, subject to the terms and conditions thereof, the Lease is in full force and effect and the obligations of Lessee thereunder are valid and binding and there have been no modifications or additions, written or oral, to the Lease;

                  (b) No Default. As of the date hereof and to the best of Lessee's knowledge (i) there exists no breach, default, or event or condition which, with the giving of notice or the passage of time or both, would constitute such a breach or default; and (ii) there are no existing claims, defenses or offsets against rental due or to become due under the terms of the Lease;

                  (c) Entire Agreement. The Lease constitutes the entire agreement between Borrower and Lessee with respect to the Lease and the Property and Lessee claims no rights with respect to the Property other than as set forth in the Lease;

                  (d) No Prepaid Rent. No deposits or prepayments of rent have been made in connection with the Lease.

                  (e) Term. The original term of the Lease commences on the Date provided in Section 3 of the Lease and shall continue for a period ending September 30, 2004 unless sooner terminated or extended pursuant to any provision of the Lease thereafter. Lessee has three (3) options to extend the term of the Lease for five (5) years each.

                  (f) Rent. The base rent payable under the Lease is an amount shown pursuant to paragraph 4.B of the Lease. Tenant has provided Borrower with $ NONE as the security deposit under the Lease;

                  (g) No Transfer. Tenant has received no notice of any prior sale, transfer, assignment, hypothecation or pledge of the Lease or the rents secured thereunder except for the Assignment; and

                  (h) Pursuant to Section 7.B of the Lease, Lessee is to reimburse Borrower for all "Property Taxes" assessed in respect of the premises during the term of the Lease and "Property Taxes" shall mean that definition shown in paragraph 7.C of the Lease.

         3. AGREEMENT. Lessee hereby covenants and agrees that, during all such times as Lender is the beneficiary under the Deed of Trust:

                  (a) Modification, Termination and Cancellation. Lessee will not consent to any modification, termination or cancellation of the Lease unless Lender first consents thereto in writing;

                  (b) Notice of Default. Lessee shall notify Lender in writing concurrently with any notice given to Borrower of any default on the part of Borrower under the Lease, and Lessee agrees that Lender shall have the right (but not the obligation) to cure any breach or default specified in such notice within the time periods set forth below and Lessee shall not declare a default of the Lease, as to Lender, if Lender cures such default within thirty (30) days from and after expiration of the time period provided in the Lease for the cure thereof by Borrower; provided, however, that if such default cannot with diligence be cured by Lender within such thirty (30) day period, the commencement of action by Lender within such thirty (30) day period to remedy the same shall be deemed sufficient so long as Lender pursues such cure with diligence;

                  (c) No Advance Rent. Lessee will make no payments or prepayments of rent more than one (1) month in advance of the time when the same become due under the Lease; and

                  (d) Assignment of Rents. Upon receipt by Lessee of written notice from Lender that Lender has elected to terminate the license granted to Borrower to collect rents, as provided in the Deed of Trust and Assignment, and directing the payment thereof to Lender, Lessee shall comply with such direction to pay and shall not be required to determine whether Borrower is in default under the Loan.

         4. ATTORNMENT. Lessee hereby agrees for the benefit of Lender (which term shall include, for purposes of this Section 4 and for purposes of Section 5 hereof, any transferee of Borrower's title in and to the Property by Lender's exercise of its remedies under the Assignment or Deed of Trust by foreclosure or otherwise, or any transferee by deed in lieu thereof, and any subsequent transferee of such title, whether Lender or any other party) as follows:

                  (a) Payment of Rent. Lessee shall pay to Lender all Rental payments required to be made by Lessee pursuant to the terms of the Lease for the duration of the term of the Lease;

                  (b) Continuation of Performance. Lessee shall be bound to Lender in accordance with all of the terms of the Lease for the balance of the term thereof, and Lessee hereby attorns to Lender as its landlord, such attornment to be effective and self-operative without the execution of any further instrument immediately upon Lender succeeding to the lessor's interest in the Lease and giving written notice thereof to Lessee. Lessee agrees to provide written confirmation of the foregoing upon request of Lender;

                  (c) No Offset. Lender shall not be liable for, nor subject to, any offsets or defenses which Lessee may have by reason of any act or omission of Borrower as prior lessor, nor for the return of any sums which Lessee may have paid to Borrower as prior lessor as and for security deposits, advance rentals or otherwise, except to the extent that such sums are actually delivered by Borrower to Lender; and

                  (d) Subsequent Transfer. If Lender, by succeeding to the interest of lessor under the Lease, should become obligated to perform the covenants of lessor thereunder, then, upon any further transfer of the lessor's interest by Lender, all of such obligations shall terminate as to Lender.

         5. NON-DISTURBANCE. In the event of a foreclosure of the Deed of Trust or deed in lieu thereof, so long as there shall then exist no breach, default, or event of default on the part of Lessee under the Lease, nor any event or condition which, with notice or passage of time or both, would constitute such a breach, default, or event of default, the leasehold interest of Lessee under the Lease shall not be extinguished or terminated by reason of such foreclosure, but rather the Lease shall continue in full force and Lender shall recognize and accept Lessee as tenant under the Lease subject to the terms and provisions of the Lease except as modified by this Agreement.

         6.  MISCELLANEOUS.

                  (a) Heirs, Successors, Assigns and Transferees. The covenants herein shall be binding upon, and inure to the benefit of, the heirs, successors and assigns of the parties hereto;

                  (b) Notices. All notices or other communications required or permitted to be given pursuant to the provisions hereof shall be deemed served upon delivery of, if mailed, upon the first to occur of receipt or the expiration of seventy-two (72) hours after deposit in the United States Postal Service, certified mail, postage prepaid and addressed to the address of Lessee or Lender appearing below:

LESSEE

ASK Computer System, Inc.
2440 West El Camino Real
Mountain View, CA 94039
Attention:  Chief Financial Officer

LENDER

Wells Fargo Bank, N.A.
Real Estate Group
420 Montgomery Street, 6th Floor
San Francisco, California 94163
Attention:  Mr. Stephen Merchant

BORROWER

Alameda Real Estate Investments
c/o Vintage Properties
393 Vintage Park Drive
Suite 210
Foster City, California 94404-1179
Attention:  Joseph E. McVeigh

Provided, however, that any party shall have the right to change its address for notice hereunder by giving written notice thereof to the other party in the manner set forth hereinabove;

                  (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed as original, but all of which together shall constitute and be construed as one and the same instrument;

                  (d) Remedies Cumulative. All remedies provided herein are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Borrower or others;

                  (e) Paragraph Headings. Paragraph headings in this Agreement are for convenience only and are not to be construed as part of this Agreement or in any way limiting or applying the provisions hereof;

                  (f) Further Assurances. At the request of either party hereto, the other party shall execute, acknowledge and deliver such other documents and/or instruments as may be reasonably required by the requesting party in order to carry out the purpose of this Agreement, provided that no such document or instrument shall modify the rights and obligations of the parties provided herein;

                  (g) Conflicts. In the event of any inconsistency between the terms of this Agreement and the Lease, the terms of this Agreement shall control; and

                  (h) Attorneys' Fees. The prevailing party shall be entitled to recover from the other party its reasonable costs, including reasonable attorneys' fees, in any action brought by any party against the other to enforce any rights or obligations under this Agreement.

NOTICE: THIS SUBORDINATION AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE OWNER TO OBTAIN A LOAN THE PROCEEDS OF WHICH MAY BE EXPENDED FOR PURPOSES OTHER THAN IMPROVEMENT OF THE LAND.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this day and year first above written.

"Lender"                           "Borrower"

WELLS FARGO BANK, N.A.,             ALAMEDA REAL ESTATE INVESTMENTS,
a national banking                  a California limited partnership
association
                                     By: C/O DEVELOPMENT ASSOCIATES,
By: /s/ Illegible Signature              a Massachusetts general
    -----------------------               partnership
Its: Vice President
                                         By: Copley/Ohio Associates,
                                             Partner

                                             By: Copley Real Estate
                                                 Advisors, Inc.,
                                                 its managing Partner

"Lessee"
ASK COMPUTER SYSTEMS, INC.,                      By:  /s/ James d. Flynn
a Delaware corporation                               ------------------------
                                                     Authorized Signatory
                                                     James D. Flynn

By: /s/ C. Gerald Benton                 By:  New England Mutual Life
    -----------------------                   Insurance Company, Partner
    C. Gerald Benton
Its: Director Operations
                                              By:  Copley Real Estate
                                                   Advisors, Inc.
                                                   its asset manager
                                                   hereunder duly authorized

                                                   By:  /s/ James D. Flynn
                                                        -----------------------
                                                        Authorized Officer
                                                        James D. Flynn


                                     By:  VINTAGE PROPERTIES - ALAMEDA
                                          COMMERCIAL,
                                          a California corporation

                                          By:  /s/ Joseph E. McVeigh
                                               --------------------------
                                               Joseph E. McVeigh
                                               Vice President

(ALL SIGNATURES MUST BE ACKNOWLEDGED)

IT IS RECOMMENDED THAT, PRIOR TO THE EXECUTION OF THIS SUBORDINATION AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT THERETO.

                                  EXHIBIT B-1

                            STANDARD OFFICE FINISHES

   Appliances/Utilities                     Specifications


1.  Doors                               9'0" Plain Sliced Red Oak

2.  Hardware                            Schlage "D" Series Latchset, "Olympiad"

3.  Ceiling Tile                        2x4 Armstrong "Second Look II"

4.  Light Fixtures                      2x4 Parabolic Lens, 3 Lamp Florescent

5.  Carpet                              Design Weave "Premiere"

6.  Door Frames                         Western Integrated Series 300, In
                                        Standard Colors

7.  Exterior Window Covering            1" Miniblinds

8.  Paint                               2 Coat Latex System

9.  Electrical, Telephone               Two Duplex Outlets And One Combination
    and Data                            Telephone/Data Location Per Office

10.  Partitioning                       Metal Studs 5/8 Gypboard

11.  Sidelight                          One 2'0" Sidelight Per Office

12.  Cabinets                           Workroom Upper and Lower Cabinets

EXHIBIT C

OUTLINE OF PROJECT

(Diagram of Property)

                                   EXHIBIT D
                     EXISTING HAZARDOUS MATERIAL CONDITION

ENVIRONMENTAL REPORTS:

A. "Preliminary Site Environmental Review, Portions of Marina Village, Alameda, California" prepared by Woodward Clyde Consultants, March 1987.

B. "Toxic Hazardous Assessment Marina Village Development, Alameda, California" prepared by Applied Geosciences, Inc., December 1987.

C. "Toxic Hazard Assessment, Phase II Field Investigation, Marina Village Development, Alameda, California" prepared by Applied Geosciences, Inc., February 1, 1988.

         Incorporated into the above "Toxic Hazardous Assessment for Select Portions of the Marina Village Development, Alameda, California - Draft Report" prepared by Applied Geosciences Inc., February 26, 1988.

D. "Investigation of Field Area South of Powerhouse, Marina Village, April 25, 1988" prepared by Levine-Fricke.

E. "Removal of Petroleum Affected Soils from the Field Area South of the Powerhouse, Alameda Marina Village, Alameda, California" prepared by Levine-Fricke, October 5, 1988.

F. "Investigation of Northwest Area, Marina Village, Alameda, California" prepared by Levine-Fricke, October 6, 1988.

G. "Phase I Environmental Assessment Report, Vintage Properties/Alameda Commercial, Alameda, California", prepared by Levine-Fricke, February 16, 1989.

H. "Continued Monitoring and Proposed Remedial Measure in Northwest Study Area dated June 26, 1989", prepared by Levine-Fricke (Primary Report).

         Supplemental to Primary Report: "Continued Soil and Ground-Water Investigation of Parcel 5 and Implementation of a Ground-Water Monitoring Program and Proposed Remedial Measures in the Northwest Study Area, Marina Village, Alameda, California" prepared by Levine-Fricke, June 6, 1989.

I. "Results of Soil Investigation, Parcel 2, Northwest Study Area", prepared by Levine-Fricke, dated November 27, 1989.

J. "Results of 3rd Round of Ground Water Sampling, Northwest Area" prepared by Levine Fricke, April 13, 1990.


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